UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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The Walt Disney Company
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On February 5, 2024, The Walt Disney Company (“Disney”) launched a website in connection with Disney’s 2024 Annual Meeting of Shareholders. A copy of the materials can be found below.

how to vote our board company news the walt disney company expert analysis contacts legal notices vote disney a 100-year track record of creativity, innovation and growth

Your Vote Matters Voting is quick and easy – here is what you need to know! Watch Our Guide on How to Vote Disney’s Annual Meeting of Shareholders is April 3, 2024 It’s important you vote for only Disney’s 12 nominees using the WHITE proxy card or the WHITE voting instruction form Your vote is extremely important no matter how many or how few shares you own How to vote Shareholders of record on February 5, 2024 have a choice of voting over the internet or by marking, signing, dating and returning the WHITE proxy card or WHITE voting instruction form. Registered shareholders may also vote by telephone by dialing the number indicated on the WHITE proxy card. Vote over the internet To vote over the internet, go to the website specified on the WHITE proxy card, WHITE voting instruction form or notice you received and follow the instructions there. You will need the control number included on your WHITE proxy card, WHITE voting instruction form or notice. If you received your proxy materials by e-mail, you may access the voting website by simply clicking on the “VOTE NOW” button shown in the e-mail. Vote by mail To vote by mail, simply mark, sign, date the WHITE proxy card or WHITE voting instruction form and return it in the postage-paid envelope provided. Vote Disney using the WHITE proxy card or the WHITE voting instruction form

How to Vote Video Transcript

Bill Rogers (BR):
Welcome Shareholders,
(LVD cuts BR off mid-sentence)

Professor Ludwig Von Drake (LVD):
Friends, Relatives and esteemed Chairman, you are all probably wondering what we are doing here today…

Now let’s begin…

Bill Rogers (BR):
(BR interjects mid-sentence)
Woah! Professor Ludwig Von Drake slow down there!

On April 3, The Walt Disney Company will be hosting its Annual Meeting of Shareholders and we need you to all vote FOR your Board!

BR:
Over the coming weeks, you will be receiving your voting materials relating to the WHITE proxy card.  You may see them even sooner if you had consented to receiving them by email, so keep a watch on your inbox!

Professor Ludwig, why don’t you tell our shareholders how they can vote?

LVD:
Yes, yes, today we are going to use the Von Drake Method.

BR:
Professor Ludwig, they don’t vote using those kinds of cards!

BR:
Voting is easy you can vote electronically or by good old fashioned mail

Note that if you type in the website address, you’ll be asked to provide the control number shown on the WHITE proxy card so be sure to have it handy. If you access the website using the QR code on the WHITE proxy card or the WHITE “VOTE NOW” button on your email, no control number will be needed.

Please vote all of your shares in all of your accounts – each account will have a separate control number specific to the WHITE proxy card.

BR:
All electronic votes have to be submitted no later than 11:59 pm on April 2, 2024.

If you hold shares in Disney Employee Plan, please note the earlier voting deadline indicated on your WHITE voting instruction form

BR:
Remember it’s important you vote only for Disney’s 12 nominees using the WHITE proxy card

Do not vote for the Trian Group or Blackwells nominees.

Voting this year is critical — no matter how many or how few shares you may own.

BR:
Professor Ludwig, what should the shareholders do with their blue and green proxy cards?

LVD:
Uh huh,

BR:
He’s on the phone

LVD:
Yes, I do not need the extended warranty

BR:
Well shareholders may simply discard them, please, do NOT use the BLUE or GREEN proxy cards

LVD:
Got another difficult question for the professor?

BR:
Thank you, Professor, I think our shareholders are now well informed on how to vote for their Board.

Remember, it’s important you vote only for Disney’s 12 nominees using the WHITE proxy card

Do not vote for the Trian Group or Blackwells nominees

BR:
We thank you for supporting Disney.  If you have any questions about voting your shares, please call our proxy solicitor, Innisfree M&A Incorporated.

BR:
From Professor Ludwig Von Drake and I, thank you and goodbye!

Disney
WHITE CARD
COMPANY NOMINEES
Recommended by your board
FOR
WITHHOLD
Mary T. Barra
Safra A. Catz
Amy L. Chang
D. Jeremy Darroch
Carolyn N. Everson
Michael B.G. Froman
James P. Gorman
Robert A. Iger
Maria Elena Lagomasino
Calvin R. McDonald
Mark G. Parker
Derica W. Rice
TRIAN GROUP NOMINEES
Opposed by the company
Nelson Peltz
James Rasulo
BLACKWELLS NOMINEES
Opposed by the company
Craig Hatkoff
Jessica Schell
Leah Solivan
BLACKWELLS
GREEN CARD
TRIAN
BLUE CARD
Trian Group Nominees:
FOR
WITHHOLD
Nelson Peltz
James Rasulo
Craig Hatkoff
Jessica Schell
Leah Solivan

We recommend that you submit your vote using the WHITE proxy card or the WHITE voting instruction form as soon as possible, even if you plan to attend the Annual Meeting. In order to attend the virtual meeting on April 3, 2024, you must register in advance no later than April 2, 2024 at 10:00 A.M. Pacific Time by visiting www.ProxyVote.com/Disney and selecting “Attend a Meeting.” You will need the 16-digit control number included on your notice, WHITE voting instruction form or WHITE proxy card. You will receive a confirmation e-mail with information on how to attend the meeting. FAQs Your vote is important. Please vote as promptly as possible. When is Disney’s Annual Meeting of Shareholders? Disney’s Annual Meeting of Shareholders is April 3, 2024. What happens if I voted using another card? If you inadvertently voted using a blue proxy card or a green proxy card, you may simply cancel that vote by voting again TODAY using Disney’s WHITE proxy card. Only your latest dated vote counts. Who can I contact if I have questions? If you have any questions or require any assistance with voting your shares, please call Disney’s proxy solicitor, Innisfree M&A incorporated. Shareholders may call 1 (877) 456-3463 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries).

join us as we build disney’s future positioning streaming for growth and profitability reinvigorating disney’s film studios fortifying espn for the future turbocharging disney parks read more

February 1, 2024 Dear Fellow Shareholders, Thank you for your investment in The Walt Disney Company and your commitment to its enduring legacy as the leading name in global entertainment. Disney has an unparalleled portfolio of valuable businesses, brands and assets, and a best-in-class management team who, in close coordination with your Board, have made substantial progress executing on the strategic transformation of the Company. As a result, Disney has overcome one of the most challenging periods in its history and a new era of building is well underway to drive meaningful growth and shareholder value creation long into the future.  That is why your vote using the WHITE proxy card FOR the election of ONLY your Board’s 12 nominees at this year’s upcoming Annual Meeting is particularly critical. As detailed in Disney’s proxy statement, two hedge funds, Trian Fund Management, L.P. and Blackwells Capital, are each seeking to replace a portion of your Board with their own separate nominees, all of whom your Board believes do not possess the appropriate range of talent, skill, perspective and/ or expertise to effectively support the Board’s ongoing efforts to drive profitable growth and shareholder value creation in the face of continuing industry-wide challenges. Your Board believes that the attempts by the Trian Group and Blackwells are likely to derail Disney’s progress as election of any of their less qualified nominees would hinder the transformation efforts underway.  ELECT THE BOARD BEST QUALIFIED TO CREATE SUSTAINABLE SHAREHOLDER VALUE Just one year after initiating a strategic overhaul of the Company to restore creativity to the heart of its businesses and establish a more efficient, cost-effective and streamlined approach to operations, the Board and management team of The Walt Disney Company are now intensely focused on building for the future. This building plan, which is already showing strong results as described below, is designed to position our streaming businesses for sustained growth and profitability, reinvigorate the Company’s film studios, fortify ESPN for the future and turbocharge growth in Disney’s Experiences business over the long term.  Delivering on Disney’s significant growth potential will require leadership that has a deep understanding of the Company’s current strengths and assets and entertainment industry expertise – particularly in navigating the myriad disruptive forces that are unique to the media industry today. The Disney Board and management team fully meets these requirements, being comprised of engaged, diverse and dynamic leaders, whose skillsets are closely aligned with the key drivers of our business, including media and entertainment, direct-to-consumer expertise, strategic transformation, technology and innovation and 360-degree brand activation. With its powerful brands, truly unique portfolio of high-performing businesses, Bob Iger at the helm alongside a seasoned group of world-class executives and a Board committed to creating sustainable value for all shareholders, we believe that Disney has tremendous underlying strength. We have accomplished a remarkable amount of work in a brief amount of time, moving from a period of fixing to a period of building.

I. Vote on the WHITE Proxy Card TODAY in Support of ONLY Disney Director Nominees, Not Trian’s  or Blackwells’  It is important that you use the WHITE proxy card to vote for the election of only your Board’s 12 nominees: Mary T. Barra, Safra A. Catz, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker and Derica W. Rice.  Your Board does not endorse either of the Trian Group’s nominees (Nelson Peltz and Jay Rasulo) or any of Blackwells’ nominees (Craig Hatkoff, Jessica Schell and Leah Solivan). We believe that the election of any of these individuals would impede leadership’s ongoing execution of Disney’s strategic realignment and the Board’s efforts to create value for shareholders for the reasons set forth below.  In contrast to your current directors who have skills and experiences directly relevant to, and closely aligned with, the key drivers of our business and our strategic priorities:  • Mr. Peltz brings no media experience and has presented no strategic ideas for Disney, while Mr. Rasulo’s  perspective is stale given he left Disney in 2015 and has not held any executive positions in the industry since.  • Mr. Hatkoff and Ms. Solivan do not have any relevant large, public media and entertainment company  experience or skills that would assist the Board in continuing to oversee the successful execution of our  strategic transformation.  • Ms. Schell would not be an independent director and does not have any experience serving as a director of a  public company. II. Disney’s Board is Optimally Constituted to Oversee Strategy, Growth, Succession Planning and Long-Term Shareholder Value Creation  Disney’s directors possess significant expertise in implementing strategic priorities while creating superior, sustainable shareholder value at some of the most iconic American companies, and have the skillsets, experiences and professional backgrounds representing a diversity of perspectives and characteristics that are particularly relevant to the Company’s business and strategic objectives.  We remain steadfastly invested in Disney’s long-term success and are committed to strong oversight for the Company and its shareholders, as well as Board refreshment and aligning Board skills and experiences with our strategic priorities to continue driving the Company’s strategic transformation for the benefit of all of our shareholders. To that end, the Board recently named two new directors – James Gorman and Jeremy Darroch – both widely respected leaders who will bring fresh perspectives and expertise that complements the talents and experience of the Disney Board as we continue to focus on delivering for shareholders and consumers alike.  The Board remains committed to and actively engaged in the high-priority work of succession planning. In particular, we are confident that new Board member Mr. Gorman’s highly successful tenure leading Morgan Stanley through its own business transformation and his stewardship of a very successful multi-year CEO succession process will be hugely additive to the Board’s efforts in this area. To that end, he was appointed to the Board’s Succession Planning Committee, which remains committed to CEO succession planning and achieving a successful long-term outcome for Disney and its shareholders.

III. Disney Has the Right Strategy to Drive Profitable Growth and Value Creation for Shareholders  Led by a strong Board and management team, Disney is on the right strategic path. The Company has emerged from  one of the most challenging periods in its history and is now fully in the midst of a new era of building for future growth and profitability. We have aggressively executed our key strategic priorities to make Disney’s businesses more efficient and effective, reinvigorated our foundational creative engines and sharpened our focus on our greatest brand and franchise assets. We’ve done this while cutting costs – ~$7.5 billion in cost reductions targeted by the end of FY24 – and are continuing to seek additional efficiencies without compromising our commitment to quality, growth and value creation. Given our strong balance sheet and commitment to cost cutting, we returned to paying our shareholders a cash dividend of $0.30 per share in respect of the second half of FY23 on January 10, 2024. This is a strong starting point, from which we see ample opportunity to continue to increase shareholder returns in the future as earnings and cash flow grow. Disney’s Building Priorities We are intently focused on achieving significant and sustained growth and profitability in our Streaming business. Disney built a leading Direct to Consumer (“DTC”) platform in only four years and we are continuing to improve our DTC offerings with high-quality content, best-in-class proprietary advertising tools and a more unified experience that are intended to result in more subscriptions, higher engagement and lower churn. During our Q423 earnings call, we reiterated our expectation of achieving profitability in streaming by the end of FY24 and are working to deliver attractive profit margins in the future.  For the past 100 years, our Film Studios have produced some of the most iconic stories and characters, generating value across the entire company. We are intensely focused on strengthening the creative output of our film studios to bring joy to the next generation of audiences with our creative excellence. We are committed to telling great stories, leaning into our core brands and franchises and reducing overall output to enable us to concentrate on fewer projects and maintain the highest levels of quality. To that end, we are targeting a $4.5 billion reduction of annual entertainment cash content spend to focus on a more selective, high-quality slate. As we restore creativity to the heart of our business, we are also continuing our efforts around the creation of fresh and compelling original IP.  With ESPN, we have the world’s leading sports media brand and plan to transform it into the preeminent digital sports platform. We are confident in the value of sports, demonstrated by ESPN’s immense popularity and its growth in both revenue and operating income over the past two fiscal years amidst a backdrop of notable linear industry declines. As we prepare ESPN for a streaming future, there are enormous opportunities to reach fans in compelling new ways and fully integrate key features into our primary digital ESPN offering. Additionally, we are optimistic about the prospect of strategic relationships for ESPN to assist with content, marketing and distribution.  Disney is also prioritizing strategic investments to turbocharge growth in our Experiences business, and is planning  to invest ~$60 billion in capital over the next 10 years to enhance and expand domestic and international parks, as  well as cruise line capacity. We know the attractive return prospects of these investments for shareholders and are confident in the growth potential of these investments given our wealth of IP, innovative technology, buildable land and unmatched creativity.

 Overall, our progress and building strategy have been recognized by investor ValueAct Capital, which supports the Board’s recommended nominees. “Disney is the world’s leading entertainment company. It has the best intellectual property, sports brand and parks & experiences assets in the industry. As legacy technologies transition to digital platforms, we believe Disney can lead the media industry forward,” said Mason Morfit, Co-CEO of ValueAct. IV. Disney is On the Right Path to Deliver Results for its Shareholders  After 100 years, we know Disney continues to have an enduring positive impact on generations of people around the world. We also know that this Company has tremendous resilience and fortitude in times of great change and uncertainty. The Company’s Board and management team are laser-focused on building upon this legacy, driving growth and leveraging our iconic intellectual property, unparalleled franchises and best-in-class portfolio of assets to deliver value for shareholders.  Disney’s Board remains committed to oversight of management as it executes against its strategic vision to drive increased shareholder value and celebrate the creativity and storytelling that have been at the heart of Disney’s iconic legacy.  Your Board recommends that you vote on the WHITE proxy card FOR all 12 of Disney’s nominees. We urge you not to vote using any blue proxy card from the Trian Group or green proxy card from Blackwells. Please disregard and discard those cards. Thank you again for your continued support of The Walt Disney Company. Sincerely, The Walt Disney Company Board of Directors Your vote is extremely important no matter how many shares you own.  Whether or not you expect to attend the Annual Meeting, please promptly use your WHITE proxy card to vote FOR ONLY your Board’s 12 nominees. (If you received this letter by email, you may simply click the WHITE “VOTE NOW” button in the email.) If you have any questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies: INNISFREE M&A INCORPORATED Shareholders may call: 1 (877) 456-3463 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries) Remember, please do not use any blue Trian or green Blackwells proxy card.  If you inadvertently vote using a blue or green proxy card, you may cancel that vote  simply by voting again TODAY using the Company’s WHITE proxy card.  Only your latest-dated vote will count!

 Forward-Looking Statements Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations; beliefs; plans; strategies; business or financial prospects or outlook; future shareholder value; expected growth and value creation; profitability; investments; cost reductions and efficiencies; content offerings; priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements.   Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content; consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.   Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q.   Additional Information and Where to Find It Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.disney.com/investors.   Participants Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov. Media Contacts:  David Jefferson The Walt Disney Company Corporate Communications (818) 560-4832 david.j.jefferson@disney.com Mike Long The Walt Disney Company Corporate Communications (818) 560-4588 mike.p.long@disney.com Steve Lipin Gladstone Place (212) 230-5930 slipin@gladstoneplace.com

Disney has a strong board with a clear vision a talented board with relevant industry expertise and a deep understanding of disney “The underlying strength of our company and the remarkable amount of work we have accomplished in such a brief amount of time has allowed us to move beyond a period of fixing and begin building our businesses again.“Bob Iger meet your board

Disney has a strong board with a clear vision a talented board with relevant industry expertise and a deep understanding of disney “the board and senior management are dedicated to driving sustained, long-term profitability as disney continues to consistently deliver for shareholders and consumers alike, noteably, this year the company improved its cash flows and declared a dividend, while continuing to invest in the future growth of disney’s industry-leading businesses, and we believe, that over time, investors will recognize the value of the company’s businesses and strategy as disney completes its transformation.” mark parker meet your board

How to vote our board company the walt disney company expert analysis contacts legal notices our board building for the future A talented board with relevant industry expertise Our Board of Directors is committed to the long-term performance of the company and creating sustainable value for all shareholders, which is why we oppose the election of less-qualified nominees that would hinder the transformation efforts underway. Mark g parker chairman of the board since 2023 and director since 2016 mary t. barra director since 2017 safra a. catz director since 2018 amy l. chang director since 2021 d. jeremy darroch director since 2024 carolyn n. everson director since 2022 michael b.g. froman director since 2018 james p. gorman director since 2024 robert a. iger director 2000-2021 and since 2022 maria elena lagomasino director since 2015 calvin r. mcdonald director since 2021 derica w. rice director since 2019 how to vote our board company news the walt disney company expert analysis contacts legal notices terms of use privacy policy your us state privacy rights do not sell or share my personal information children’s online privacy policy interest=based ads

Mark G. Parker Chairman of the Board since 2023 and Director since 2016  Notable Experience Aligned with Disney’s Strategy and Key Board Contributions As the former President and Chief Executive Officer of NIKE, Mr. Parker has overseen and managed the growth of a complex, global organization, and has experience exercising cost discipline and oversight of organizational structure, as well as successful executive management succession planning, bringing a valuable perspective to fellow directors and the broader leadership team Through this experience, Mr. Parker brings first-hand knowledge of workforce and human capital management including managing creative talent and compensation, a critical skill set for Disney’s Board given our continued focus on human capital management oversight Mr. Parker offers a unique insight to the Company regarding leading direct-to-consumer expansion and the design, production, marketing and distribution of consumer products, in addition to managing a major international consumer brand through various market evolutions over a more than 40-year time period Other Key Skill Sets Financial and executive management and risk management background gained through roles as President and Chief Executive Officer, as well as Executive Chairman of NIKE Experience in integrating environmental and social practices into corporate strategy through his leadership at NIKE as the company integrated sustainable innovation into product development and manufacturing

Mary T. Barra Director since 2017 Notable Experience Aligned with Disney’s Strategy and Key Board Contributions Ms. Barra has deep experience in strategy, innovation and brand evolution through her role in driving General Motors’ transformation to electric vehicles by prioritizing strategic investments in connectivity and electrification driving technologies, which provides an important perspective on the Board throughout the Company’s own strategic progression and embracing of technological change and shifts in consumer sentiment As Chief Executive Officer of General Motors, she provides invaluable insight on large-scale cost rationalization, organizational restructuring and maintaining strong brand leadership She brings meaningful experience in human capital management and executive compensation-related matters in her role on the Company’s Compensation Committee, where she focuses on aligning incentive structures with shareholder value creation and execution of long-term strategic priorities Other Key Skill Sets Overseeing and managing diverse and inclusive executive teams and a sizeable global workforce, with an emphasis on development and marketing of technology-based consumer-facing products through her various executive roles at General Motors Governance and public policy thought leadership, understanding of worldwide consumer markets and risks facing large public companies with complex retail operations through her previous role as chair of the Business Roundtable

Safra A. Catz Director since 2018 Notable Experience Aligned with Disney’s Strategy and Key Board Contributions Through Ms. Catz’s position as Chief Executive Officer and formerly Chief Financial Officer of Oracle Corporation, she provides invaluable insight to both the leadership team and fellow Board members on long-term strategic planning and execution and large-scale cost rationalization and organizational structure evaluation Ms. Catz oversaw the successful acquisition and integration of companies at Oracle and led the company through a period of tremendous growth and innovation, a key skill set to contribute to the Board throughout Disney’s prior acquisition strategies and future development Ms. Catz’s executive leadership roles at Oracle also allow her to offer impactful guidance to the Board and leadership team on the rapidly changing technological landscape that affects our businesses Her experience leading the financial function of a complex, global technology company strengthens her role on the Audit Committee through the extensive financial and accounting and risk management expertise she brings to the Board and committee Other Key Skill Sets Cybersecurity and artificial intelligence oversight, including the protection of electronically stored data from her executive roles at Oracle and through her experience reviewing advances in artificial intelligence as a commissioner of the National Security Commission on Artificial Intelligence Brand management and governance thought leadership developed through the oversight of the strategic direction of Oracle

Amy L. Chang Director since 2021 Notable Experience Aligned with Disney’s Strategy and Key Board Contributions Ms. Chang has developed expertise across the technology sector from her time as an Executive Vice President at Cisco Systems, Inc., leading product development for Google Ads Measurement and Reporting and a founder of a digital startup She provides a unique viewpoint of emerging technology trends and their implications for consumer and retail businesses and the implementation of innovative technological business strategies that are particularly important as the company evaluates the impact of, and opportunities presented by, new technologies in content production, our direct-to-consumer businesses and our parks Ms. Chang also provides valuable perspective on talent attraction and retention for key technical roles that are vital to Disney’s content creation and digitally driven teams and an understanding of large-scale cost rationalization and analysis of organizational structure from her tenure as a public company director and an executive at Google and Cisco Other Key Skill Sets Risk management oversight experience specific to digital and technology-forward companies, including cybersecurity and artificial intelligence, gained through her tenure at Cisco and Accompany Deep understanding of strategic planning, corporate governance, social initiatives and executive management succession planning gained through public company board leadership

D. Jeremy Darroch Director since 2024 Notable Experience Aligned with Disney’s Strategy and Key Board Contributions As Group Chief Executive Officer of Sky, Mr. Darroch led the company’s tremendous growth and transformation from a linear satellite broadcaster into one of Europe’s largest multi-platform TV providers, providing valuable insights to the Board and management in navigating its strategic expansion of DTC offerings and changing media and entertainment landscapes Mr. Darroch’s experience leading Sky’s executive teams and creative content investments and advising MultiChoice Group as senior advisor, provide key perspectives for the Company regarding its content creation, management of creative talent and brand evolution As former Chief Financial Officer of Sky, Mr. Darroch’s financial executive experience and extensive finance, accounting and risk management expertise strengthen his role on the Audit Committee Other Key Skill Sets Deep knowledge of management succession planning, global brands and risk management Strong experience in governance and sustainability and social impact thought leadership through his experience leading Sky’s corporate responsibility programs and as Chairman of the National Oceanography Centre

Carolyn N. Everson Director since 2022 Notable Experience Aligned with Disney’s Strategy and Key Board Contributions From her experience leading marketing solutions and global sales teams at Instacart, Meta Platforms, Inc. and Microsoft Corporation and as a former board member of Creative Artists Agency, Ms. Everson offers strong insight to the Board and leadership team on navigating evolving media landscapes and advertising environments as well as branded, consumer-facing technology and its intersection with marketing, which has been critical to the Board’s oversight of the Company’s operations and strategy as we continue to expand our customer base As a senior advisor for Permira, a private equity firm focused on technology and consumer brands, and a senior advisor for Boston Consulting Group in the Technology, Media & Telecom and Marketing, Sales & Pricing practice areas, Ms. Everson brings experience evaluating internet and digital media businesses from an investor perspective Through her public company board leadership experience, Ms. Everson maintains an understanding of large-scale cost rationalization and effective organizational structure Ms. Everson further expands the Board’s collective skill sets through her experience in the advertising technology space and enhances its strategic oversight Other Key Skill Sets Understanding of business development and executive management processes gained through leadership of strategy teams at global technology companies Risk management and corporate governance oversight through her public company board experience

Michael B.G. Froman Director since 2018 Notable Experience Aligned with Disney’s Strategy and Key Board Contributions Mr. Froman delivers strategic insight to the Board and leadership team on complex international affairs and global issues gained from his experience as President of the Council on Foreign Relations, the Assistant to the President and Deputy National Security Advisor for International Economic Policy, and as the United States Trade Representative His roles as President of the Council on Foreign Relations and as former Vice Chairman and President, Strategic Growth, of Mastercard Incorporated, overseeing strategic growth and leveraging technology to expand digital inclusion at Mastercard enable him to offer guidance to the Company on international markets in which we participate, factors affecting international trade and the balance of risks and opportunities in a dynamic marketplace Mr. Froman has deep expertise in the complex digital governance and cyber issues facing global companies, including international regulation of digital platforms, cross border data flows and data usage, as well as concerns about privacy protection and cybersecurity Mr. Froman’s perspective is particularly impactful given our strategic focus on innovation in changing markets and the global growth of our customer base Other Key Skill Sets International trade, finance, executive and brand management and risk management gained through executive leadership roles Meaningful experience with alternative investments business and environmental and social policy implementation

James P. Gorman Director since 2024 Notable Experience Aligned with Disney’s Strategy and Key Board Contributions As Executive Chairman and former Chief Executive Officer of Morgan Stanley, Mr. Gorman has an established record driving strategic transformation of a global financial institution with a long-term sustainable business model, bringing important insight for the Company’s strategic progression Mr. Gorman successfully executed innovative technological strategies leading Morgan Stanley’s acquisition and integration of online trading platform, E-Trade, providing key perspectives as the Company leverages technology to advance its strategy Through his roles at Morgan Stanley and Merrill Lynch and as former president of the Federal Advisory Council to the U.S. Federal Reserve Board, Mr. Gorman has deep finance management, investment and fiduciary expertise evaluating businesses Other Key Skill Sets Successfully oversaw a multi-year CEO succession process and director succession planning Managing diverse and inclusive executive teams and a sizeable global workforce Brand and risk management and governance and public policy thought leadership developed through his roles at The Business Council, Business Roundtable and the Council on Foreign Relations

Robert A. Iger Director 2000-2021 and since 2022 Notable Experience Aligned with Disney’s Strategy and Key Board Contributions Gained through his experience serving as Chief Executive Officer of Disney for 15 years and former Executive Chairman, Mr. Iger has an unmatched knowledge of the Company and the creative content it produces, and an in-depth understanding of fostering innovation through technology and connecting to audiences in our markets around the world Throughout Mr. Iger’s tenure at Disney, he successfully expanded the Company’s geographic presence, identified new revenue streams and initiated the Company’s DTC efforts, expanding the scale and global reach of Disney’s storytelling and streaming services Mr. Iger has also furthered Disney’s rich history of storytelling through the successful landmark acquisitions and integration of Pixar, Marvel, Lucasfilm and 21st Century Fox His detailed understanding of all facets of the Company, and prior experience leading Disney through various market conditions and implementing successful strategic shifts throughout his career, have uniquely positioned Mr. Iger to serve as Chief Executive Officer of Disney and a member of the Board of Directors at this time Other Key Skill Sets Knowledge of finance and accounting and operational expertise gained through experience in Chief Executive Officer and other leadership positions Deep understanding of risk management and corporate governance and social initiatives gained through his public company board experience

Maria Elena Lagomasino Director since 2015 Notable Experience Aligned with Disney’s Strategy and Key Board Contributions As a founder of the Institute for the Fiduciary Standard and advisory board member of the Millstein Center for Global Markets and Corporate Ownership, Ms. Lagomasino is an expert in the field of governance and social thought leadership As an executive leader in private banking industries and as a member of the Council on Foreign Relations, she has deep wealth management, investment and fiduciary expertise and extensive experience in leading complex organizations and evaluating businesses from an investor perspective in a variety of industries with varying size and complexities She brings meaningful experience in executive compensation-related matters from her role as Chair of the Company’s Compensation Committee, where she focuses on overseeing the alignment of incentive structures with shareholder value creation and execution of long-term strategic priorities Other Key Skill Sets Extensive experience across domestic and international finance, investment and capital markets through her roles at WE Family Offices and JP Morgan Significant knowledge of global brands, business development, executive management succession planning and risk management through experience on public company boards

Calvin R. McDonald Director since 2021 Notable Experience Aligned with Disney’s Strategy and Key Board Contributions Mr. McDonald has over 25 years of retail and brand-building experience, bringing powerful insight to the Board on integrating customer experience across multiple channels As Chief Executive Officer of lululemon athletica, he has led the company in innovating integrated guest experiences and offers valuable perspective on the growth, development and guest innovation of an international consumer business that is particularly relevant to Disney’s leadership team Mr. McDonald is responsible for the growth, development and consumer product operations of lululemon athletica, including overseeing the company’s incorporation and expansion of a DTC offering and creative product design, providing him a fundamental understanding of consumer strategies that support and accelerate customer engagement Other Key Skill Sets Deep understanding of management, leadership and executive management from his experience at lululemon athletica Strong knowledge of finance and accounting, risk management and corporate governance and social initiatives gained through his role as a public company chief executive officer

Derica W. Rice Director since 2019 Notable Experience Aligned with Disney’s Strategy and Key Board Contributions Mr. Rice offers extensive experience on the alignment of financial and strategic objectives and an understanding of cost discipline and effective organizational structure, a primary focus of the Company’s Board and management team particularly throughout Disney’s strategic evolution, through his experience in key financial and operational roles at global companies, including as Chief Financial Officer of Eli Lilly for more than a decade His strong knowledge of large brand-focused organizations gained through experience leading the pharmacy benefits management business of CVS Health and as Chief Financial Officer of Eli Lilly has been a valuable addition to the Board Mr. Rice provides expertise in financial oversight and accounting through his financial executive experience, as well his experience on the audit committee of the boards of public companies, enhancing Disney’s Audit Committee oversight of risks that may arise out of financial planning and reporting, internal controls and information technology Other Key Skill Sets Strong understanding of broader risk management oversight and complex, global business operations through senior operation roles at CVS and Eli Lilly Deep understanding of strategic planning, corporate governance and social initiatives through service on other public company boards disney’s board is focused on shareholders & generating long-term value january 2024 the walt disney company and valueact capital enter into information-sharing arrangement to facilitates strategic consultation during company’s transformation november 2023 the walt disney company board appoints morgan stanley’s james p. gorman and veteran media executive sir jeremy darroch as new directors november 2023 the walt disney company declares cash dividend of $0.30 per share read more

 Vote Disney HOW TO VOTE OUR BOARD COMPANY NEWS EXPERT ANALYSIS CONTACTS LEGAL NOTICES Company News The Walt Disney Company Press Releases February 2024 The Walt Disney Company Highlights Strength of its Highly Qualified Board and Clear Strategy to Deliver Growth and Shareholder Value January 2024 The Walt Disney Company Earns 20 Oscar® Nominations January 2024 The Walt Disney Company Nominates 12 Directors For Election At Upcoming Annual Meeting Of Shareholders January 2024 Disney Entertainment Wins 37 Primetime Emmy Awards January 2024 ESPN Delivers Record Viewership Across College Football Playoff and New Year’s Six November 2023 The Walt Disney Company Board Appoints Morgan Stanley’s James P. Gorman and Veteran Media Executive Sir Jeremy Darroch as New Directors View all

Shareholder Materials 2024 Proxy Statement February 1, 2024 Letter to Shareholders
Link to 2024 Proxy Statement.

Link to February 1, 2024 Letter to Shareholders

How to vote our board company news the walt disney company expert analysis contacts legal notices the walt disney company press releases february 2024 the walt disney company highlights strength of its highly qualified board and clear strategy to deliver growth and shareholder value january 2024 the walt disney company earns 20 oscar nominations january 2024 the walt disney company nominates 12 directors for election at upcoming annual meeting of shareholders january 2024 disney entertainment wins 37 primetime emmy awards january 2024 espn delivers record viewership across college football playoff and new year’s six november 2023 the walt disney company board appoints morgan stanley’s james p. gorman and veteran media executive sir jeremy darroch as new directors view all shareholder materials 2024 proxy statement february 1, 2024 lietter to shareholders how to vote our board company news the walt disney company expert analysis contacts legal notices terms of use privacy policy your us state privacy rights do not sell or share my personal information children’s online privacy policy interest based ads

How to vote our board company news the walt disney company expert analysis contacts legal notices press releases february 2024 the walt disney company highlights strength of its highly qualified board and clear strategy to deliver growth and shareholders value january 2024 the walt disney company earns 20 oscar nominations Janjary 2024 the walt disney company nominates 12 directors for election at upcoming annual meeting of shareholders disney entertainment wins 37 primetime emmy awards new star war film starring the mandalorian and grogu is heading to theaters espn delivers record viewership across college football playoff and new year’s six the walt disney company and valueact capital enter into information sharing arrangement to facilitate strategic consultation during company’s transformation statement from the walt disney company on blackwells zootopia roars to life: here’s what you  need to know how to vote our board company news the walt disney company expert analysis contacts legal notices terms of use privacy policy your us state privacy rights do not sell or share my personal information children’s online privacy policy interest basd ads

Vote Disney HOW TO VOTE OUR BOARD COMPANY NEWS EXPERT ANALYSIS CONTACTS LEGAL NOTICES  The Walt Disney Company Highlights Strength of its Highly Qualified Board and Clear Strategy to Deliver Growth and Shareholder Value The Walt Disney Company (NYSE:DIS) today sent a letter to shareholders outlining the strength of the Board of Directors and its oversight of Disney’s strategy and management team as the Company navigates a new era of building that will drive meaningful growth and shareholder value creation well into the future. Disney’s Board of Directors urges shareholders to protect their investment and the future of the Company by voting the WHITE proxy card for only Disney’s 12 nominees and not the Trian Group or Blackwells nominees. The 2024 Annual Meeting of Shareholders will be held on April 3, 2024, and all shareholders of record as of the close of business on February 5, 2024 are entitled to vote at the meeting. Disney has the right strategy to drive profitable growth and value creation for shareholders and has made substantial progress against our objectives to make our business more efficient and effective, including a sharpened focus on our greatest brand and franchise assets, a continued commitment to cutting costs and a reinstatement of the dividend. The Company, its management and the Board remain focused on this building plan, which will position our streaming businesses for sustained growth and profitability, reinvigorate the Company’s film studios, fortify ESPN for the future and turbocharge growth in Disney’s Experiences business. Further, Disney believes all 12 of its nominees are best qualified to create sustainable shareholder value. The Disney Board of Directors is comprised of engaged, diverse and dynamic leaders whose skills, perspectives and insights are essential in driving profitable growth and delivering on Disney’s strategic priorities as the Company navigates ongoing, industry-wide challenges. The Disney Board of Directors does not endorse the Trian Group nominees, Nelson Peltz and Jay Rasulo, or the Blackwells nominees, Craig Hatkoff, Jessica Schell and Leah Solivan, and believes that they do not possess the appropriate range of talent, skill, perspective and/or expertise to effectively support the Board’s ongoing efforts to drive profitable growth and shareholder value creation in the face of continuing, industry-wide challenges. The Company’s proxy statement has been filed with the SEC and is being mailed to shareholders. Shareholders with questions about how to vote their shares using the WHITE proxy card may call the Company’s proxy solicitor toll-free at 1 (877) 456-3463 (from the U.S. and Canada) or at +1 (412) 232-3651 (from other countries). The full text of the shareholder letter follows.

February 1, 2024 Dear Fellow Shareholders, Thank you for your investment in The Walt Disney Company and your commitment to its enduring legacy as the leading name in global entertainment. Disney has an unparalleled portfolio of valuable businesses, brands and assets, and a best-in-class management team who, in close coordination with your Board, have made substantial progress executing on the strategic transformation of the Company. As a result, Disney has overcome one of the most challenging periods in its history and a new era of building is well underway to drive meaningful growth and shareholder value creation long into the future. That is why your vote using the WHITE proxy card FOR the election of ONLY your Board’s 12 nominees at this year’s upcoming Annual Meeting is particularly critical. As detailed in Disney’s proxy statement, two hedge funds, Trian Fund Management, L.P. and Blackwells Capital, are each seeking to replace a portion of your Board with their own separate nominees, all of whom your Board believes do not possess the appropriate range of talent, skill, perspective and/or expertise to effectively support the Board’s ongoing efforts to drive profitable growth and shareholder value creation in the face of continuing industry-wide challenges. Your Board believes that the attempts by the Trian Group and Blackwells are likely to derail Disney’s progress as election of any of their less qualified nominees would hinder the transformation efforts underway. ELECT THE BOARD BEST QUALIFIED TO CREATE SUSTAINABLE SHAREHOLDER VALUE Just one year after initiating a strategic overhaul of the Company to restore creativity to the heart of its businesses and establish a more efficient, cost-effective and streamlined approach to operations, the Board and management team of The Walt Disney Company are now intensely focused on building for the future. This building plan, which is already showing strong results as described below, is designed to position our streaming businesses for sustained growth and profitability, reinvigorate the Company’s film studios, fortify ESPN for the future and turbocharge growth in Disney’s Experiences business over the long term. Delivering on Disney’s significant growth potential will require leadership that has a deep understanding of the Company’s current strengths and assets and entertainment industry expertise – particularly in navigating the myriad disruptive forces that are unique to the media industry today. The Disney Board and management team fully meets these requirements, being comprised of engaged, diverse and dynamic leaders, whose skillsets are closely aligned with the key drivers of our business, including media and entertainment, direct-to-consumer expertise, strategic transformation, technology and innovation and 360-degree brand activation. With its powerful brands, truly unique portfolio of high-performing businesses, Bob Iger at the helm alongside a seasoned group of world-class executives and a Board committed to creating sustainable value for all shareholders, we believe that Disney has tremendous underlying strength. We have accomplished a remarkable amount of work in a brief amount of time, moving from a period of fixing to a period of building. I. Vote on the WHITE Proxy Card TODAY in Support of ONLY Disney Director Nominees, Not Trian’s or Blackwells’ It is important that you use the WHITE proxy card to vote for the election of only your Board’s 12 nominees: Mary T. Barra, Safra A. Catz, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker and Derica W. Rice. Your Board does not endorse either of the Trian Group’s nominees (Nelson Peltz and Jay Rasulo) or any of Blackwells’ nominees (Craig Hatkoff, Jessica Schell and Leah Solivan). We believe that the election of any of these individuals would impede leadership’s ongoing execution of Disney’s strategic realignment and the Board’s efforts to create value for shareholders for the reasons set forth below. In contrast to your current directors who have skills and experiences directly relevant to, and closely aligned with, the key drivers of our business and our strategic priorities: Mr. Peltz brings no media experience and has presented no strategic ideas for Disney, while Mr. Rasulo’s perspective is stale given he left Disney in 2015 and has not held any executive positions in the industry since. Mr. Hatkoff and Ms. Solivan do not have any relevant large, public media and entertainment company experience or skills that would assist the Board in continuing to oversee the successful execution of our strategic transformation. Ms. Schell would not be an independent director and does not have any experience serving as a director of a public company.

II. Disney’s Board is Optimally Constituted to Oversee Strategy, Growth, Succession Planning and Long-Term Shareholder Value Creation Disney’s directors possess significant expertise in implementing strategic priorities while creating superior, sustainable shareholder value at some of the most iconic American companies, and have the skillsets, experiences and professional backgrounds representing a diversity of perspectives and characteristics that are particularly relevant to the Company’s business and strategic objectives. We remain steadfastly invested in Disney’s long-term success and are committed to strong oversight for the Company and its shareholders, as well as Board refreshment and aligning Board skills and experiences with our strategic priorities to continue driving the Company’s strategic transformation for the benefit of all of our shareholders. To that end, the Board recently named two new directors – James Gorman and Jeremy Darroch – both widely respected leaders who will bring fresh perspectives and expertise that complements the talents and experience of the Disney Board as we continue to focus on delivering for shareholders and consumers alike. The Board remains committed to and actively engaged in the high-priority work of succession planning. In particular, we are confident that new Board member Mr. Gorman’s highly successful tenure leading Morgan Stanley through its own business transformation and his stewardship of a very successful multi-year CEO succession process will be hugely additive to the Board’s efforts in this area. To that end, he was appointed to the Board’s Succession Planning Committee, which remains committed to CEO succession planning and achieving a successful long-term outcome for Disney and its shareholders. III. Disney Has the Right Strategy to Drive Profitable Growth and Value Creation for Shareholders Led by a strong Board and management team, Disney is on the right strategic path. The Company has emerged from one of the most challenging periods in its history and is now fully in the midst of a new era of building for future growth and profitability. We have aggressively executed our key strategic priorities to make Disney’s businesses more efficient and effective, reinvigorated our foundational creative engines and sharpened our focus on our greatest brand and franchise assets. We’ve done this while cutting costs – ~$7.5 billion in cost reductions targeted by the end of FY24 – and are continuing to seek additional efficiencies without compromising our commitment to quality, growth and value creation. Given our strong balance sheet and commitment to cost cutting, we returned to paying our shareholders a cash dividend of $0.30 per share in respect of the second half of FY23 on January 10, 2024. This is a strong starting point, from which we see ample opportunity to continue to increase shareholder returns in the future as earnings and cash flow grow. Disney’s Building Priorities  We are intently focused on achieving significant and sustained growth and profitability in our Streaming business. Disney built a leading Direct to Consumer (“DTC”) platform in only four years and we are continuing to improve our DTC offerings with high-quality content, best-in-class proprietary advertising tools and a more unified experience that are intended to result in more subscriptions, higher engagement and lower churn. During our Q423 earnings call, we reiterated our expectation of achieving profitability in streaming by the end of FY24 and are working to deliver attractive profit margins in the future. For the past 100 years, our Film Studios have produced some of the most iconic stories and characters, generating value across the entire company. We are intensely focused on strengthening the creative output of our film studios to bring joy to the next generation of audiences with our creative excellence. We are committed to telling great stories, leaning into our core brands and franchises and reducing overall output to enable us to concentrate on fewer projects and maintain the highest levels of quality. To that end, we are targeting a $4.5 billion reduction of annual entertainment cash content spend to focus on a more selective, high-quality slate. As we restore creativity to the heart of our business, we are also continuing our efforts around the creation of fresh and compelling original IP. With ESPN, we have the world’s leading sports media brand and plan to transform it into the preeminent digital sports platform. We are confident in the value of sports, demonstrated by ESPN’s immense popularity and its growth in both revenue and operating income over the past two fiscal years amidst a backdrop of notable linear industry declines. As we prepare ESPN for a streaming future, there are enormous opportunities to reach fans in compelling new ways and fully integrate key features into our primary digital ESPN offering. Additionally, we are optimistic about the prospect of strategic relationships for ESPN to assist with content, marketing and distribution. Disney is also prioritizing strategic investments to turbocharge growth in our Experiences business, and is planning to invest ~$60 billion in capital over the next 10 years to enhance and expand domestic and international parks, as well as cruise line capacity. We know the attractive return prospects of these investments for shareholders and are confident in the growth potential of these investments given our wealth of IP, innovative technology, buildable land and unmatched creativity. Overall, our progress and building strategy have been recognized by investor ValueAct Capital, which supports the Board’s recommended nominees. “Disney is the world’s leading entertainment company. It has the best intellectual property, sports brand and parks & experiences assets in the industry. As legacy technologies transition to digital platforms, we believe Disney can lead the media industry forward,” said Mason Morfit, Co-CEO of ValueAct.

IV. Disney is On the Right Path to Deliver Results for its Shareholders After 100 years, we know Disney continues to have an enduring positive impact on generations of people around the world. We also know that this Company has tremendous resilience and fortitude in times of great change and uncertainty. The Company’s Board and management team are laser-focused on building upon this legacy, driving growth and leveraging our iconic intellectual property, unparalleled franchises and best-in-class portfolio of assets to deliver value for shareholders. Disney’s Board remains committed to oversight of management as it executes against its strategic vision to drive increased shareholder value and celebrate the creativity and storytelling that have been at the heart of Disney’s iconic legacy. Your Board recommends that you vote on the WHITE proxy card FOR all 12 of Disney’s nominees. We urge you not to vote using any blue proxy card from the Trian Group or green proxy card from Blackwells. Please disregard and discard those cards. Thank you again for your continued support of The Walt Disney Company. Sincerely, The Walt Disney Company Board of Directors

Forward-Looking Statements Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations; beliefs; plans; strategies; business or financial prospects or outlook; future shareholder value; expected growth and value creation; profitability; investments; cost reductions and efficiencies; content offerings; priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content; consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q. Additional Information and Where to Find It Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.disney.com/investors. Participants Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

 Vote Disney HOW TO VOTE OUR BOARD COMPANY NEWS EXPERT ANALYSIS CONTACTS LEGAL NOTICES The Walt Disney Company Earns 20 Oscar® Nominations Nominations for the 96th Oscars® were announced today, with films from across The Walt Disney Company combining to earn 20 Academy Award® nominations. Congratulations to the teams at Walt Disney Studios, including 20th Century Studios, Lucasfilm Ltd., Marvel Studios, Pixar Animation Studios, and Searchlight Pictures, as well as Disney Branded Television, Disney+, Hulu, and National Geographic Documentary Films. Academy members from each of the 18 branches vote to determine the nominees in their respective categories—actors nominate actors, film editors nominate film editors, etc. In the Animated Feature Film, International Feature Film, and Live Action Short Film categories, nominees are selected by a vote of multi-branch screening committees, but all voting members are eligible to select the Best Picture nominees. As previously announced, Jimmy Kimmel will return to host the show for the fourth time. Raj Kapoor will serve as showrunner and executive producer, with Molly McNearney and Katy Mullan serving as executive producers. Hamish Hamilton will direct the telecast for the fourth time. The Oscars ceremony will be held at the Dolby® Theatre at Ovation Hollywood. It will be televised live on ABC and in more than 200 territories worldwide. The Oscars will air live on Sunday, March 10, at 7 p.m. ET/4 p.m. PT, following a 30-minute pre-show on ABC. The Oscars will also be rebroadcast in the Pacific Time zone in primetime following the live presentation. Following The Oscars, ABC will air an original episode of the hit Emmy® Award-winning comedy Abbott Elementary. Here is a complete list of The Walt Disney Company’s nominations:

Poor Things | Searchlight Pictures 11 Nominations Best Picture – Ed Guiney, Andrew Lowe, Yorgos Lanthimos, and Emma Stone (Producers) Best Directing – Yorgos Lanthimos Best Actress in a Leading Role – Emma Stone Best Actor in a Supporting Role – Mark Ruffalo Best Costume Design – Holly Waddington Best Makeup and Hairstyling – Nadia Stacey, Mark Coulier, and Josh Weston Best Music (Original Score) – Jerskin Fendrix Best Writing (Adapted Screenplay) – Screenplay by Tony McNamara Best Cinematography – Robbie Ryan Best Film Editing – Yorgos Mavropsaridis Best Production Design – James Price and Shona Heath (Production Design), Zsuzsa Mihalek (Set Decoration)

The Creator | 20th Century Studios 2 Nominations Best Sound – Ian Voigt, Erik Aadahl, Ethan Van der Ryn, Tom Ozanich, and Dean Zupancic Best Visual Effects – Jay Cooper, Ian Comley, Andrew Roberts, and Neil Corbould Bobi Wine: The People’s President | National Geographic Documentary Films 1 Nomination Best Documentary Feature Film – Moses Bwayo, Christopher Sharp, and John Battsek

Elemental | Pixar Animation Studios 1 Nomination Best Animated Feature Film – Peter Sohn and Denise Ream Flamin’ Hot | Searchlight Pictures, Hulu, and Disney+ 1 Nomination Best Music (Original Song) – “The Fire Inside,” Music and Lyric by Diane Warren

Guardians of the Galaxy Vol. 3 | Marvel Studios 1 Nomination Best Visual Effects – Stephane Ceretti, Alexis Wajsbrot, Guy Williams, and Theo Bialek Indiana Jones and the Dial of Destiny | Lucasfilm Ltd. 1 Nomination Best Music (Original Score) – John Williams

The Last Repair Shop | Searchlight Pictures 1 Nomination Best Documentary Short Film – Ben Proudfoot and Kris Bowers Nǎi Nai & Wài Pó | Disney Branded Television and Disney+ 1 Nomination Best Documentary Short Film – Sean Wang and Sam Davis

 Vote Disney HOW TO VOTE OUR BOARD COMPANY NEWS EXPERT ANALYSIS CONTACTS LEGAL NOTICES The Walt Disney Company Nominates 12 Directors For Election At Upcoming Annual Meeting Of Shareholders BURBANK, Calif., January 16, 2024— The Walt Disney Company (NYSE: DIS) Board of Directors disclosed its recommended slate of 12 nominees for election at the 2024 Annual Meeting of Shareholders in preliminary proxy materials filed today with the Securities and Exchange Commission. The Board has unanimously recommended that shareholders vote for Mary T. Barra, Safra A. Catz, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker, and Derica W. Rice. The director candidates possess significant expertise in implementing strategic priorities while growing shareholder value across a spectrum of varied businesses, and have the skill sets, experiences and professional backgrounds representing a diversity of perspectives and characteristics that are particularly relevant to Disney’s business and strategic objectives. Parker, who serves as Chairman of the Disney Board, is Executive Chairman of NIKE, Inc. and its former Chairman, President and Chief Executive Officer; Iger, Disney’s Chief Executive Officer, formerly also served as Chairman; Barra is Chair and Chief Executive Officer of General Motors Co.; Catz is Chief Executive Officer of Oracle Corp. and its former President; Chang is a former senior executive at Cisco Systems, Inc. and Google and a current director of Procter & Gamble Co.; Everson is a former senior executive at Instacart, Meta Platforms, Inc. and Microsoft Corp. and a current director of The Coca-Cola Co. and Under Armour Inc.; Froman is President of the Council on Foreign Relations and former Vice Chairman and President, Strategic Growth at Mastercard Inc.; Lagomasino is Chief Executive Officer and Managing Partner of WE Family Offices and a former senior executive at JP Morgan Private Bank and Chase Manhattan Bank and a current director of The Coca-Cola Co.; McDonald is Chief Executive Officer of lululemon athletica inc.; and Rice is a former senior executive at CVS Health Corp. and Eli Lilly and Co. and a current director of The Carlyle Group Inc., Bristol-Myers Squibb Co., and Target Corp. The Board has been continually refreshed, with a focus on directors whose industry experience is additive to the company’s strategic priorities. This includes the recent additions of Darroch, former Executive Chairman and Group Chief Executive Officer of Sky; and Gorman, Executive Chairman and former Chairman and Chief Executive Officer of Morgan Stanley, both of whom will be standing for election at the annual meeting. The average tenure of the current Board is six years, with seven out of twelve serving less than six years, and the Board is led by an independent chairman. The nominees reflect Disney’s ongoing commitment to a strong Board focused on the long-term performance of the company, strategic growth initiatives, the succession planning process, and increasing shareholder value. The Board does not endorse the nominations of Nelson Peltz and James Rasulo put forth by Trian Fund Management, L.P. and its affiliates, led by Nelson Peltz and supported by former Disney executive Isaac Perlmutter (collectively, the “Trian Group”). The Board recommends that shareholders do not vote for the Trian Group nominees, and that they reject a related proposal from the Trian Group to amend the Company Bylaws. Separately, the Board does not endorse the nominations of Craig Hatkoff, Jessica Schell and Leah Solivan put forth for election as directors by Blackwells Onshore I LLC, Blackwells Capital LLC and Jason Aintabi (collectively, the “Blackwells Group”), and recommends that shareholders not vote for the Blackwells Group nominees. The Board also recommends shareholders reject a related proposal from the Blackwells Group. For more information on the Board’s recommendations that shareholders vote in favor of Disney’s nominees and against the Trian Group’s nominees and the Blackwells Group’s nominees, please refer to Disney’s preliminary proxy statement filed with the Securities and Exchange Commission today.

Forward-Looking Statements Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Board’s areas of focus and the Company’s expectations, beliefs, plans, strategies, business or financial prospects or outlook, future shareholder value, priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content; consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q Additional Information and Where to Find It Disney has filed with the SEC a preliminary proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. The proxy statement is in preliminary form and Disney intends to file and mail a definitive proxy statement to shareholders of Disney. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.thewaltdisneycompany.com. Participants Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s preliminary proxy statement for its 2024 Annual Meeting, which was filed with the SEC on January 16, 2024, and will be included in Disney’s definitive proxy statement, once available. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov. Contacts: David Jefferson Corporate Communications (818) 560-4832 david.j.jefferson@disney.com Mike Long Corporate Communications (818) 560-4588 mike.p.long@disney.com Steve Lipin Gladstone Place Partners (212) 230-5930 slipin@gladstoneplace.com

Vote Disney HOW TO VOTE OUR BOARD COMPANY NEWS EXPERT ANALYSIS CONTACTS LEGAL NOTICES Disney Entertainment Wins 37 Primetime Emmy Awards Disney Entertainment proudly announces 37 Primetime Emmy® Awards across its content brands, studios, and platforms, including ABC, Disney Branded Television, Disney+, Disney Television Studios (20th Television Animation, 20th Television, and ABC Signature), FX, FX Productions, Hulu, National Geographic, Onyx Collective, and The Walt Disney Studios (20th Century Studios, Lucasfilm Ltd., and Marvel Studios). The content brands and studios breakdown is as follows: 20th Century Studios: 1 ABC: 4 Disney Branded Television: 3 Disney Television Studios: 5 FX: 16 Hulu Originals: 2 Lucasfilm Ltd.: 2 Marvel Studios: 1 National Geographic: 1 Onyx Collective: 1 The streaming platforms breakdown is as follows: Hulu: 22 Disney+: 11

FX received 16 awards, the most for any of the company’s brands or studios and the most for FX in five consecutive years. FX won its first-ever Emmy for Outstanding Comedy Series for The Bear, which premieres and streams exclusively on Hulu, and collected wins for its performers Jeremy Allen White (Outstanding Lead Actor in a Comedy Series), Ebon Moss-Bachrach (Outstanding Supporting Actor in a Comedy Series), and Ayo Edebiri (Outstanding Supporting Actress in a Comedy Series), in addition to creator Christopher Storer winning for Outstanding Writing for a Comedy Series and Outstanding Directing for a Comedy Series. The Walt Disney Studios received four awards: one for Prey, marking 20th Century Studios’ first-ever Emmy Award; one for Lucasfilm Ltd.’s The Mandalorian; one for Lucasfilm Ltd.’s Star Wars: Visions; and one for Marvel Studios’ Ms. Marvel. Quinta Brunson of ABC and 20th Television’s Abbott Elementary won Outstanding Lead Actress for a Comedy Series. Disney Branded Television won three awards. With three wins for Disney Branded Television’s Elton John Live: Farewell From Dodger Stadium, Sir Elton John tonight reached EGOT status, becoming the 19th person to receive an Emmy, Grammy®, Oscar®, and Tony® award. He was named a Disney Legend in 2006. 20th Television Animation’s The Simpsons, the longest-running scripted primetime television series of all time, has received 100 Emmy nominations and 37 wins, including this year’s Outstanding Animated Program. National Geographic won Exceptional Merit in Documentary Filmmaking for The Territory. This year marks Onyx Collective’s first-ever Emmy Award in its first year of eligibility, with The 1619 Project winning Outstanding Documentary or Nonfiction Series. Congratulations to this year’s winners: The Bear (FX/Hulu) 10 Wins Outstanding Comedy Series Outstanding Directing for a Comedy Series – Christopher Storer Outstanding Writing for a Comedy Series – Christopher Storer Outstanding Lead Actor in a Comedy Series – Jeremy Allen White Outstanding Supporting Actor in a Comedy Series – Ebon Moss-Bachrach Outstanding Supporting Actress in a Comedy Series – Ayo Edebiri Outstanding Casting for a Comedy Series Outstanding Picture Editing for a Single-Camera Comedy Series Outstanding Sound Editing for a Comedy or Drama Series (Half-Hour) and Animation (“Review”) Outstanding Sound Mixing for a Comedy or Drama Series (Half-Hour) and Animation

Welcome to Wrexham (FX) 5 Wins Outstanding Unstructured Reality Program Outstanding Cinematography for a Reality Program Outstanding Directing for a Reality Program – “Wide World of Wales” Outstanding Picture Editing for an Unstructured Reality Program Outstanding Sound Mixing for a Reality Program (Single or Multi-Camera) Dancing with the Stars (Disney+) 3 Wins Outstanding Choreography for Variety or Reality Programming – Derek Hough Outstanding Lighting Design/Lighting Direction for a Variety Series Outstanding Technical Direction and Camerawork for a Series

Elton John Live: Farewell from Dodger Stadium (Disney+/Disney Branded Television) 3 Wins Outstanding Variety Special (Live) Outstanding Sound Mixing for a Variety Series or Special Outstanding Technical Direction and Camerawork for a Special Beauty and The Beast: A 30th Celebration (ABC) 2 Wins Outstanding Costumes for Variety, Nonfiction, or Reality Programming Outstanding Makeup for a Variety, Nonfiction, or Reality Program (Non-Prosthetic)

The Simpsons (20th Television Animation) 2 Wins Outstanding Animated Program Outstanding Individual Achievement in Animation (Character Animation) The 1619 Project (Hulu/Onyx Collective) 1 Win Outstanding Documentary or Nonfiction Series

Abbott Elementary (ABC/20th Television) 1 Win Outstanding Lead Actress in a Comedy Series – Quinta Brunson Atlanta (FX/FX Productions) 1 Win Outstanding Cinematography for a Series (Half-Hour) (“Andrew Wyeth. Alfred’s World”)

Five Days at Memorial (ABC Signature) 1 Win Outstanding Special Visual Effects in a Single Episode (“Day Two”) The Great (Hulu) 1 Win Outstanding Period Costumes for a Series

Jeopardy! (ABC) 1 Win Outstanding Game Show The Mandalorian (Disney+/Lucasfilm Ltd.) 1 Win Outstanding Stunt Performance (“Chapter 24: The Return”)

Ms. Marvel (Disney+/Marvel Studios) 1 Win Outstanding Motion Design Only Murders in the Building (Hulu/20th Television) 1 Win Outstanding Production Design for a Narrative Program (Half-Hour) (“Sparring Partners,” “I Know Who Did It”)

Prey (Hulu/20th Century Studios) 1 Win Outstanding Sound Editing for a Limited or Anthology Series, Movie, or Special Star Wars: Visions (Disney+/Lucasfilm Ltd.) 1 Win Outstanding Individual Achievement in Animation (Production Design) The Territory (National Geographic) 1 Win Exceptional Merit in Documentary Filmmaking

Vote Disney HOW TO VOTE OUR BOARD COMPANY NEWS EXPERT ANALYSIS CONTACTS LEGAL NOTICES   New Star Wars Film starring The Mandalorian and Grogu is Heading to Theaters The Mandalorian and his little green friend Grogu—the stars of the hit Disney+ Star Wars series The Mandalorian—have taken many adventures in the galaxy far, far away. Now, they’re heading somewhere completely different: the big screen. A new theatrical film directed by Jon Favreau—the creator of The Mandalorian—and produced by Favreau, Kathleen Kennedy—the President of Lucasfilm—and Dave Filoni is set to go into production this year starring the galactic pair. “I have loved telling stories set in the rich world that George Lucas created,” Favreau said. “The prospect of bringing the Mandalorian and his apprentice Grogu to the big screen is extremely exciting.” Kennedy added that “Jon Favreau and Dave Filoni have ushered into Star Wars two new and beloved characters and this new story is a perfect fit for the big screen.” The new film will lead Lucasfilm’s ongoing feature-development slate including projects helmed by Sharmeen Obaid-Chinoy, James Mangold and Filoni, among those in the works. Filoni is also currently developing the second season of the popular Disney+ series, Ahsoka.

Vote Disney HOW TO VOTE OUR BOARD COMPANY NEWS EXPERT ANALYSIS CONTACTS LEGAL NOTICES  ESPN Delivers Record Viewership Across College Football Playoff and New Year’s Six CFP National Championship Presented by AT&T Scores 25 Million Viewers Most-Watched College Football Playoff in Six Years New Year’s Six Scores Best Audience Since 2019 Non-NY6 Bowls Deliver 2.4 Million Average Viewers, On Par with Previous Years ESPN’s premier presentation of the College Football Playoff and New Year’s Six reached multi-year viewership highs and record audience numbers across ESPN platforms. ESPN platforms’ full slate of college football bowls this season averaged 4.6 million viewers across 40 total games, up 5% year-over-year. The complete seven-game College Football Playoff and New Year’s Six averaged 15.1 million viewers, the best in five years and fifth highest in the 10-year history of the College Football Playoff, up 12% year-over-year. National Championship Notches Multi-Year Highs The College Football Playoff National Championship Presented by AT&T scored 25 million viewers, with the Michigan/Washington showdown recording the best audience since the 2020 CFP National Championship (Clemson/LSU in Year 6). Viewership of Monday night’s matchup was up 45% year-over-year and 11% above 2022. The Wolverines’ first national title in nearly three decades ranks as a top 15 cable telecast all-time and the fourth-best non-NFL sports telecast since 2018. The title matchup peaked with 28 million viewers from 9-9:15 p.m. ET. The top five local markets for ESPN’s signature MegaCast presentation on ESPN, ESPN2 and ESPNU were as follows: Detroit (28.4), Seattle-Tacoma (22.1), Birmingham (20.4), Columbus (20.4) and Greenville-Spartanburg-Asheville (19.2). College Football Playoff Most-Watched Since 2018 The three-game College Football Playoff was the most-watched in six years (since Year 4) and third best of the CFP era, delivering 23.6 million viewers and 15% year-over-year audience growth across the trio of games. The CFP Semifinals drew their best audience in six years and third-highest of the CFP era, propelling ESPN to its fourth most-watched day in history. Nearly 10 million viewers watched across both ESPN and ESPN2 in the average minute throughout New Year’s Day. The two-game semifinal average was up 4% year-over-year, with the games attracting their highest share of viewing on record. The Rose Bowl Game Presented by Prudential and the Allstate Sugar Bowl reached nearly 50 million viewers, and 36% of total viewers and 52% of P18-49 viewers who were watching TV during the games were tuned in to the Semifinals, a record high share for the semifinals in the 10 years of the CFP era. New Year’s Six Scores Best Audience Since 2019 The 2023-24 New Year’s Six averaged 13.5 million viewers, its best audience in five years and fifth highest in the 10-year history of the CFP. Viewership was up 5% over the 2022-23 edition and among P18-49 viewers, the six games delivered 4.4 million viewers, up 3% year-over-year.
 Vote Disney HOW TO VOTE OUR BOARD COMPANY NEWS EXPERT ANALYSIS CONTACTS LEGAL NOTICES  ESPN Delivers Record Viewership Across College Football Playoff and New Year’s Six CFP National Championship Presented by AT&T Scores 25 Million Viewers Most-Watched College Football Playoff in Six Years New Year’s Six Scores Best Audience Since 2019 Non-NY6 Bowls Deliver 2.4 Million Average Viewers, On Par with Previous Years ESPN’s premier presentation of the College Football Playoff and New Year’s Six reached multi-year viewership highs and record audience numbers across ESPN platforms. ESPN platforms’ full slate of college football bowls this season averaged 4.6 million viewers across 40 total games, up 5% year-over-year. The complete seven-game College Football Playoff and New Year’s Six averaged 15.1 million viewers, the best in five years and fifth highest in the 10-year history of the College Football Playoff, up 12% year-over-year. National Championship Notches Multi-Year Highs The College Football Playoff National Championship Presented by AT&T scored 25 million viewers, with the Michigan/Washington showdown recording the best audience since the 2020 CFP National Championship (Clemson/LSU in Year 6). Viewership of Monday night’s matchup was up 45% year-over-year and 11% above 2022. The Wolverines’ first national title in nearly three decades ranks as a top 15 cable telecast all-time and the fourth-best non-NFL sports telecast since 2018. The title matchup peaked with 28 million viewers from 9-9:15 p.m. ET. The top five local markets for ESPN’s signature MegaCast presentation on ESPN, ESPN2 and ESPNU were as follows: Detroit (28.4), Seattle-Tacoma (22.1), Birmingham (20.4), Columbus (20.4) and Greenville-Spartanburg-Asheville (19.2). College Football Playoff Most-Watched Since 2018 The three-game College Football Playoff was the most-watched in six years (since Year 4) and third best of the CFP era, delivering 23.6 million viewers and 15% year-over-year audience growth across the trio of games. The CFP Semifinals drew their best audience in six years and third-highest of the CFP era, propelling ESPN to its fourth most-watched day in history. Nearly 10 million viewers watched across both ESPN and ESPN2 in the average minute throughout New Year’s Day. The two-game semifinal average was up 4% year-over-year, with the games attracting their highest share of viewing on record. The Rose Bowl Game Presented by Prudential and the Allstate Sugar Bowl reached nearly 50 million viewers, and 36% of total viewers and 52% of P18-49 viewers who were watching TV during the games were tuned in to the Semifinals, a record high share for the semifinals in the 10 years of the CFP era. New Year’s Six Scores Best Audience Since 2019 The 2023-24 New Year’s Six averaged 13.5 million viewers, its best audience in five years and fifth highest in the 10-year history of the CFP. Viewership was up 5% over the 2022-23 edition and among P18-49 viewers, the six games delivered 4.4 million viewers, up 3% year-over-year.

College Football Playoff Semifinal at the Rose Bowl Game Presented by Prudential: 27.7M

- Most-watched Semifinal since Year 1 and third best of CFP era
- Top non-NFL sports telecast since 2018 and a top 10 telecast in cable history
- Up 28% from early Semifinal last year (TCU/Michigan)

College Football Playoff Semifinal at the Allstate Sugar Bowl: 18.7M

- Fourth best Sugar Bowl since 2004

Capital One Orange Bowl: 10.4M

- Best non-Semifinal Orange Bowl since 2017
- Up 2% from Penn State/Utah in similar window last year
- Most-streamed college football game ever on ESPN+

Goodyear Cotton Bowl Classic: 9.7M

- Best standalone primetime NY6 game since 2016
- Up 12% from Tennessee/Clemson in similar window last year
- 2nd most-streamed college football game ever on ESPN+

Chick-fil-A Peach Bowl: 7.8M

- 3rd most-streamed college football game ever on ESPN+

Vrbo Fiesta Bowl: 4.7M

- Up +12% from Tulane/USC in similar window last year

Non-New Year's Six Bowls Bring Viewers In



Top Non-NY6 Bowls on ESPN Platforms
COLLEGE FOOTBALL
CHEEZ-IT CITRUS BOWL
RELIAQUEST BOWL
pop-tarts BOWL
Valero ALAMO BOWL
Duke's MAYO BOWL
6.8M VIEWERS
4.6M VIEWERS
4.3M VIEWERS
3.9M VIEWERS
3.8M VIEWERS
abc
ESPN2
ESPN
ESPN
ESPN

ESPN's Bowl Season presentation scored 2.4 million viewers across 33 games. 28 matchups surpassed one million viewers, with 19 drawing 2 million viewers and nine topping 3 million viewers. 11 games reached multi-year highs, with the following becoming the most-watched non-NY6 bowl games of the season:

- **Citrus Bowl: 6.8M**
  - Best since 2019-20
- **ReliaQuest Bowl: 4.6M**
  - Best since 2017-18
  - ESPN2's most-watched sports event since 2018
- **Pop-Tarts Bowl: 4.3M**
- **Valero Alamo Bowl: 3.9M**
- **Duke's Mayo Bowl: 3.8M**
  - Best since 2016-17

Digital Touts All-Time Traffic
ESPN.com experienced Semifinal surges of its own during the CFP. There were 4.6 million unique visitors to college football content on ESPN.com on New Year's Day, with Alabama and Michigan squaring off in the Rose Bowl Game becoming the top college football Gamecast of the year.

FCS Playoffs Post Overall Viewership Gains
The 2024 FCS Championship between Montana and South Dakota State averaged just over one million viewers on ABC, on par with last year's audience.

The FCS Playoffs averaged 845,000 viewers across ESPN linear platforms, up 3% year-over-year, driven by the quarterfinals and featuring the round's second-best game on record as Villanova and eventual champion South Dakota State delivered 1.8 million viewers.

The FCS Championship on ESPN+ tripled its audience over the 2023 championship and now ranks as the most-watched FCS game ever on ESPN+.

 Vote Disney HOW TO VOTE OUR BOARD COMPANY NEWS EXPERT ANALYSIS CONTACTS LEGAL NOTICES The Walt Disney Company And ValueAct Capital Enter Into Information-Sharing Arrangement To Facilitate Strategic Consultation During Company’s Transformation Investment Firm Will Support the Disney Board’s Slate of Director Nominees at 2024 Annual Meeting BURBANK and SAN FRANCISCO, Calif., January 3, 2024—The Walt Disney Company (NYSE: DIS) and ValueAct Capital Management, L.P. have entered into a confidentiality agreement that enables the company to provide information to the investment firm and consult with ValueAct on strategic matters, including through meetings with the Disney Board and management. ValueAct has extensive experience investing in media and technology companies navigating significant business transformations, including Spotify, The New York Times, 21st Century Fox, Nintendo, Microsoft, Adobe and Salesforce. “ValueAct Capital has a track record of collaboration and cooperation with the companies it invests in, and its Co-CEO Mason Morfit has been very constructive in the conversations we’ve had over the past year. We welcome their input as long-term shareholders,” said Robert A. Iger, Disney’s Chief Executive Officer. “Disney is the world’s leading entertainment company. It has the best intellectual property, sports brand and parks & experiences assets in the industry. As legacy technologies transition to digital platforms, we believe Disney can lead the media industry forward. We could not be more excited to partner with Bob and the Board to help create long-term sustainable shareholder value,” said Mason Morfit, ValueAct Capital Co-CEO and Chief Investment Officer. ValueAct has confirmed it will support the Disney Board of Directors’ recommended slate of nominees for election to the Board at the 2024 Annual Meeting.

Forward-Looking Statements Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s plans, strategies, business or financial prospects or outlook; future shareholder value, business position, restructuring or transformation; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated; deterioration in or pressures from competitive conditions; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission, including, among others, quarterly reports on Form 10-Q. Additional Information and Where to Find It The Company intends to file with the SEC a proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for the 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company’s website at www.thewaltdisneycompany.com. Participants Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s Annual Report on Form 10-K for the year ended September 30, 2023, which was filed with the SEC on November 21, 2023, and in its proxy statement for the 2023 Annual Meeting of Shareholders, which was filed with the SEC on February 13, 2023, and in its Current Reports on Form 8-K filed with the SEC on March 13, 2023, April 20, 2023, June 15, 2023, July 12, 2023, November 6, 2023, November 29, 2023 and December 22, 2023. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2023 Annual Meeting or in such Form 8-K have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov. Contacts: David Jefferson Corporate Communications (818) 560-4832 david.j.jefferson@disney.com Mike Long Corporate Communications (818) 560-4588 mike.p.long@disney.com Steve Lipin Gladstone Place Partners (212) 230-5930 slipin@gladstoneplace.com ValueAct Contact: media@valueact.com

Vote Disney HOW TO VOTE OUR BOARD COMPANY NEWS EXPERT ANALYSIS CONTACTS LEGAL NOTICES Statement from The Walt Disney Company on Blackwells BURBANK, Calif., January 3, 2024—The Walt Disney Company (NYSE: DIS) confirmed today that Blackwells Capital LLC, together with its affiliates (collectively, “Blackwells”), has provided notice of its intent to nominate three individuals for election to the Company’s Board of Directors at the 2024 Annual Meeting of Shareholders. Disney has an experienced, diverse, and highly qualified Board that is focused on the long-term performance of the company, strategic growth initiatives including the ongoing transformation of its businesses, the succession planning process, and increasing shareholder value. The Governance and Nominating Committee, which evaluates director nominations, will review the proposed Blackwells nominees and provide a recommendation to the Board as part of its governance process. The Company expects to file preliminary materials with respect to the 2024 Annual Meeting of Shareholders with the Securities and Exchange Commission (“SEC”), which will include the Board’s recommended slate of director nominees. Disney shareholders are not required to take any action at this time. Forward-Looking Statements Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, plans, strategies, business or financial prospects or outlook; future shareholder value, business position, restructuring or transformation; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated; deterioration in or pressures from competitive conditions; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission, including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It The Company intends to file with the SEC a proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for the 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company’s website at www.thewaltdisneycompany.com. Participants Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s Annual Report on Form 10-K for the year ended September 30, 2023, which was filed with the SEC on November 21, 2023, and in its proxy statement for the 2023 Annual Meeting of Shareholders, which was filed with the SEC on February 13, 2023, and in its Current Reports on Form 8-K filed with the SEC on March 13, 2023, April 20, 2023, June 15, 2023, July 12, 2023, November 6, 2023, November 29, 2023 and December 22, 2023. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2023 Annual Meeting or in such Form 8-K have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov. Contacts: David Jefferson Corporate Communications (818) 560-4832 david.j.jefferson@disney.com Mike Long Corporate Communications (818) 560-4588 mike.p.long@disney.com Steve Lipin Gladstone Place Partners (212) 230-5930 slipin@gladstoneplace.com

 Vote Disney HOW TO VOTE OUR BOARD COMPANY NEWS EXPERT ANALYSIS CONTACTS LEGAL NOTICES Zootopia Roars to Life: Here’s What You Need to Know Zootopia—the much anticipated new land based on the Academy Award®-winning Walt Disney Animation Studios film—is open, and we’re here to help you cut through the wilderness of information. The 2016 film is one of Disney’s biggest hits bringing in more than $1 billion at the global box office. It’s also one of the studio’s most revered classics winning the Academy Award for Best Animated Feature Film. Now that story roars to life in an innovative and magical way that only Disney’s Experiences can pull off. “For 100 years, The Walt Disney Company has been entertaining, thrilling, and inspiring audiences and fans through exceptional storytelling that transcends generations and geographies,” said Bob Iger, CEO of The Walt Disney Company. “Our popular Zootopia film continues to delight fans across the globe, especially in China, and we’re excited to give guests at Shanghai Disney Resort the chance to interact with the stories and characters they love in innovative new ways when they visit this spectacular new land.” Here’s what you need to know about Zootopia: What is Zootopia? The new Zootopia experience—which brings to life the colorful and wild world of the animated film—immerses visitors with the sights and sounds of the Walt Disney Animation Studios’ movie. The world’s first Zootopia-themed land introduces guests to the Mammalian Metropolis while also bringing the beloved animal residents of the film to life. This includes popular locales such as Mane Street, which is lined with storefronts, the many billboards of Savannah Central, and some of the other familiar spots such as Zootopia Central Station. The colorful land presents guests with plenty of details and an authentic Zootopia experience.

Where is Zootopia? Zootopia is located at Shanghai Disney Resort. The land’s location plays an important role in Zootopia’s storytelling since Shanghai Disney’s guiding principle of “Authentically Disney, Distinctly Chinese” is a major part of the land’s feel and creation. “The beloved Disney Animation film Zootopia has fostered a strong connection with its audience since its debut. We are thrilled to have the opportunity to bring that very connection to life right here in Shanghai with this one-of-a-kind themed land,” said Joe Schott, President and General Manager of Shanghai Disney Resort. When is Zootopia opening? Zootopia officially opened on December 20.

What attractions are in Zootopia? The major attraction is Zootopia: Hot Pursuit. The new family-friendly Hot Pursuit is not just innovative thanks to a trackless ride system, but also puts guests right in the middle of the action alongside Officers Judy Hopps and Nick Wilde. The attraction—which is set after the timeline of the film—invites guests to become rookie police officers as they help Judy and Nick track down criminals after a jailbreak. There are also places to taste Zootopian cuisine such as Jumbeaux’s Café, the famous elephant-run ice cream shop. If you’re in the mood for some shopping, there’s Fashions by Fru Fru. Oh, and if you want to take in even more entertainment then there’s Disney Zootopia Comes Alive—a new atmosphere show that allows guests to catch a glimpse of some of their favorite Zootopia characters. “Over years of development, diverse minds, and talent around the globe from more than 140 disciplines worked tirelessly to create a unique ‘mammalian’ experience for our guests, immersing them in this metropolis’ vibrant animal world,” Schott added. “We are extremely proud of what they’ve created, and confident that everyone will be amazed from their very first step into Zootopia.”

Statement from The Walt Disney Company on Trian (December 14) BURBANK, Calif., December 14, 2023 – The Walt Disney Company (NYSE: DIS) confirmed today that Trian Fund Management, L.P., alongside certain affiliates, including Trian’s previously disclosed partnership with Isaac Perlmutter pursuant to which it obtained beneficial ownership of Mr. Perlmutter’s Disney shares (collectively, “Trian”), has provided notice of its intent to nominate two individuals for election to the Company’s Board of Directors at the 2024 Annual Meeting of Shareholders. Disney has an experienced, diverse, and highly qualified Board that is focused on the long-term performance of the Company, strategic growth initiatives including the ongoing transformation of its businesses, the succession planning process, and increasing shareholder value. The Governance and Nominating Committee, which evaluates director nominations, will review the proposed Trian nominees and provide a recommendation to the Board as part of its governance process. The Company expects to file preliminary materials with respect to the 2024 Annual Meeting of Shareholders with the Securities and Exchange Commission (“SEC”), which will include the Board’s recommended slate of director nominees. Disney shareholders are not required to take any action at this time.

Forward-Looking Statements  Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, beliefs, plans, and continuation of commitments and focus; our business or financial prospects, trends or outlook; business plans or opportunities; future performance and growth; organizational structure and leadership decisions; strategies and strategic priorities and opportunities; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated; deterioration in or pressures from competitive conditions; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission, including, among others, quarterly reports on Form 10-Q. Additional Information and Where to Find it  The Company intends to file with the SEC a proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for the 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company’s website at www.thewaltdisneycompany.com. Participants  Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s Annual Report on Form 10-K for the year ended September 30, 2023, which was filed with the SEC on November 21, 2023, and in its proxy statement for the 2023 Annual Meeting of Shareholders, which was filed with the SEC on February 13, 2023, and in its Current Reports on Form 8-K filed with the SEC on March 13, 2023, April 20, 2023, June 15, 2023, July 12, 2023, November 6, 2023 and November 29, 2023. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2023 Annual Meeting or in such Form 8-K have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov. Contacts: Mike Long Corporate Communication (818) 560-4588 mike.p.long@disney.com

Hulu on Disney+ Beta Launch: What You Need to Know Are you a fan of Loki on Disney+ and The Bear on Hulu? Well, soon, you’ll be able to watch two of the most popular series on streaming without having to leave one app for another. Hulu on Disney+ rolls out its beta version to Bundle subscribers today before officially launching in the spring. It’s an exciting next step for Disney and its streaming endeavors. To find out more, we spoke with Joe Earley—Disney Entertainment’s President of Direct-to-Consumer—about the roll out, what Hulu on Disney+ will look like and what’s next for Disney streaming. Here’s everything you need to know: What is Hulu on Disney+?  Starting today, when Bundle subscribers open their Disney+ app, they will see a Hulu tile appear alongside the Disney, Pixar, Marvel, Star Wars, and National Geographic tiles. Clicking on the Hulu tile will take subscribers to a Hulu Hub, where they’ll be able to choose from thousands of movies and series from Hulu’s library for playback via Disney+. They will have access to extensive Hulu content, including award-winning Originals, next day TV, and a huge library, right there, inside Disney+ without the friction of navigating from one app to another. Why is this being called the “beta” phase? When will the official launch happen? What Bundle subscribers will see today is a limited beta version, with the official launch slated for March 2024. “It’s an exciting next step for Direct-to-Consumer, but it’s important that people have managed expectations about what the experience is going to be,” Earley said. The beta version is intended to help Disney better understand the consumer’s needs and wants when it comes to Hulu on Disney+ before it officially launches in the spring. It will also give parents time to set up controls that make sure everyone in their household is watching what’s appropriate for them.

But wait, will Hulu’s series and films that are more geared toward adults conflict with the more family-friendly Disney+ brand?  No, according to Earley, who explained that the company has already seen great success outside of the United States where Disney’s classic and general entertainment titles exist in one app. He underscored that one of the company’s top priorities is ensuring Disney+ remains a safe space for families. And that the two-step launch approach will allow Bundle subscribers with a Disney+ subscription to explore Hulu content and give Disney+ subscribers time to adjust parental controls and establish profiles for the entire family, if they don’t already exist. “There are a few reasons why we think this is going to be an exciting new experience for our subscribers,” Earley said. “Even before the launch of Disney+, research was very clear that consumers want ‘kid time,’ ‘we time,’ and ‘me time.’ I want incredible stuff for my kids, I want to watch things as a family, and then I want to put the kids to bed and watch things that are more adult in nature.” What does Disney want to accomplish with Hulu on Disney+?  Earley hopes that this integration continues Disney’s commitment to putting subscribers first and creating a seamless viewing experience for all. He also hopes it will drive deeper engagement and discoverability by having more content available in one place. “It’s an unbelievable value in terms of the price point for the Bundle, to get all this content in one place,” he said. “Beyond unlocking that experience for our existing Bundle subscribers, our hope is to inspire Disney+ and Hulu standalone subscribers to upgrade to the Bundle as well, once they see everything that can be accessed.”

Will Disney+ and Hulu still be available as standalone apps? Yes. This is not a replacement for standalone Hulu or Disney+ – both will still be available as separate offerings. Hulu + Live TV and Premium add ons will still only be available within the Hulu app, along with the full Hulu SVOD content library. What does this mean for Disney’s streaming strategy overall?  For Earley, the focuses for Disney’s streaming business are reaching and maintaining profitability, which CEO Bob Iger has said is one of the key four pillars of building at Disney, as well as turning streaming into a very healthy margin business. “The road to get there requires that we optimize what we have now in terms of content, marketing and user experience, and then monetize it in the best way possible,” he said. He also noted that continuing to innovate is important for the platforms to stay competitive. “One of the things that Hulu on Disney+ is going to achieve is it’s going to increase engagement, which reduces churn,” Earley added. “When someone goes into Disney+ they have this enormous other world to access and I think that people are going to discover content they never even realized was on Hulu.” What else should consumers know about the Hulu on Disney+ beta roll out? “I hope consumers realize that one Bundle subscription — which is competitively priced — can unlock the incredible original content, the blockbuster films that come from all our studios, and a 100 years’ worth of stories from Disney+,” Earley said. “Not to mention the amazing titles that come from Hulu Originals, FX, 20th Century Studios, Searchlight, and all of our amazing partners.”

The Walt Disney Company Declares Cash Dividend of $0.30 Per Share The Walt Disney Company (NYSE: DIS) Board of Directors today announced a cash dividend of $0.30 per share in respect of the second half of fiscal year 2023, payable January 10, 2024 to shareholders of record at the close of business on December 11, 2023. “This has been a year of important progress for The Walt Disney Company, defined by a strategic restructuring and a renewed focus on long-term growth,” said Mark Parker, Chairman of the Board. “As Disney moves forward with its key strategic objectives, we are pleased to declare a dividend for our shareholders while we continue to invest in the company’s future and prioritize meaningful value creation.” About The Walt Disney Company  The Walt Disney Company, together with its subsidiaries and affiliates, is a leading diversified international family entertainment and media enterprise that includes three business segments: Entertainment, Sports and Experiences. Disney is a Dow 30 company and had annual revenue of $88.9 billion in its Fiscal Year 2023.

Forward-Looking Statements  Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, plans, priorities, focus and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance as of the time the statements are made. The Company does not undertake any obligation to update these statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated; deterioration or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue; consumer preferences and acceptance of our content, offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023 under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” and subsequent filings with the Securities and Exchange Commission, including, among others, quarterly reports on Form 10-Q. The terms “Company,” “we,” and “our” are used above to refer collectively to the parent company and the subsidiaries through which our various businesses are actually conducted.

Statement from The Walt Disney Company on Trian (November 30) BURBANK, Calif., November 30, 2023 – The Walt Disney Company (NYSE: DIS) issued the following statement today in response to the statement released by Nelson Peltz, founding partner of Trian, relating to Disney and its Board of Directors: The Walt Disney Company has a proven track record of delivering long-term value to our shareholders and is in the midst of a significant transformation to reinforce our position as the world’s preeminent entertainment company. Over the past twelve months, we restructured the company to restore creativity to the center of all our businesses as we significantly reduce costs and drive efficiencies, and we are on track to achieve about $7.5 billion in cost savings – $2 billion more than our original target. Disney is moving from a period of fixing to a new era of building, as the entire media sector navigates the crosscurrents of the competitive landscape for streaming. We are executing on four key building opportunities that will be central to our success: achieving significant and sustained profitability in our streaming business; building ESPN into the preeminent digital sports platform; improving the output and economics of our film studios; and turbocharging growth in our Experiences business. Our extraordinary portfolio of businesses, brands and assets—and the key synergies between them—are the foundation to developing the popular franchises that will continue to drive our strategic success. With one of the strongest balance sheets in the media sector, Disney expects free cash flow to approach pre-COVID levels in fiscal 2024, and the Board and management are steadfast in our commitment to ensuring The Walt Disney Company’s long-term success for the benefit of all our shareholders. Disney also continues to refresh its Board of Directors, including the appointments of James P. Gorman, Chairman and Chief Executive Officer of Morgan Stanley, and Sir Jeremy Darroch, a veteran media executive and former Group Chief Executive of Sky, as new directors, as the result of a lengthy and comprehensive search that began in April of this year.  Their appointments reflect Disney’s commitment to a strong board focused on the long-term performance of the company, strategic growth initiatives, the succession planning process, and increasing shareholder value. As also announced yesterday, Disney board member Francis A. deSouza has decided not to stand for reelection at the annual meeting.

Mr. Peltz, in partnership with Isaac Perlmutter, a former Disney executive, intends to take its case to shareholders. Mr. Perlmutter owns 78% of the shares that Mr. Peltz claims beneficial ownership of, or more than 25 million of the 33 million shares. This dynamic is relevant to assessing Mr. Peltz and any other nominees he may put forth as directors, as Mr. Perlmutter was terminated from his employment by Disney earlier this year and has voiced his longstanding personal agenda against Disney’s CEO, Robert A. Iger, which may be different than that of all other shareholders. The Disney Board will recommend to shareholders its slate of director nominees in the company’s proxy statement to be filed with the Securities and Exchange Commission and distributed to all shareholders eligible to vote at the annual meeting. Disney shareholders are not required to take any action at this time. Forward-Looking Statements  Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, beliefs, plans, and continuation of commitments and focus; expected growth and drivers of performance or growth; our business or financial prospects, trends or outlook; business plans or opportunities; future performance and growth; organizational structure and leadership decisions; plans or expectations for direct-to-consumer profitability, product acceptance and enhancements and subscription offerings; consumer behavior or demand; cost reductions and efficiencies;  strategies and strategic priorities and opportunities; value of our intellectual property, content offerings, businesses and assets, including franchises and brands; future free cash flow; and other statements that are not historical in nature. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Management does not undertake any obligation to update these statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated; deterioration or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue; consumer preferences and acceptance of our content, offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023 under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” and subsequent filings with the Securities and Exchange Commission, including, among others, quarterly reports on Form 10-Q. Contacts: David Jefferson Corporate Communications David.J.Jefferson@disney.com 818-560-4832  Mike Long Corporate Communications Mike.P.Long@disney.com 818-560-4588

The Walt Disney Company Board Appoints Morgan Stanley’s James P. Gorman and Veteran Media Executive Sir Jeremy Darroch as New Directors The Walt Disney Company (NYSE: DIS) Board of Directors has appointed James P. Gorman, Chairman and Chief Executive Officer of Morgan Stanley, and Jeremy Darroch, a veteran media executive and former Group Chief Executive of Sky, as new directors. Darroch’s appointment is effective January 9, 2024, and Gorman’s is effective February 5, 2024. The selection of Gorman, a deeply respected leader at one of the world’s preeminent global financial institutions, and Darroch, an accomplished chief executive and financial leader with significant experience in the international media and consumer products sectors, follows a lengthy and comprehensive search that began in April 2023. Their appointments reflect Disney’s commitment to a strong board focused on the long-term performance of the company, strategic growth initiatives, the succession planning process, and increasing shareholder value. “James and Jeremy are both widely respected leaders in their industries, and their expertise will complement the talents and experience of the Disney board as we continue to focus on delivering for consumers and shareholders alike,” said Mark G. Parker, Chairman of the Board, The Walt Disney Company. “In the 14 years that James has been CEO of Morgan Stanley, he has overseen a strategic transformation of the institution and delivered significant shareholder value, and was integral to Morgan Stanley’s well-managed succession process over the past year,” Parker said. “Jeremy brings extensive leadership in the international media business, and during his tenure at Sky, he led Sky’s successful transition from a linear satellite broadcaster to one of Europe’s largest multi-platform TV providers.”

“Disney stands apart, both in its creative excellence and its deep connection with consumers,” said Gorman. “It is an incredible opportunity to join this accomplished board of directors, and to lend my experience and perspective as the company implements its strategic vision to build for the future.” “I am thrilled to join the board of directors of one of the most beloved brands in the world at such a pivotal moment for the company,” said Darroch. “I look forward to working closely with my fellow board members to advise Disney’s executive leadership on the implementation of their strategic priorities designed to drive sustained growth and create long-term shareholder value.” Gorman and Darroch will be included in the company’s slate of director nominees in the proxy statement for Disney’s 2024 Annual Meeting of Shareholders. Disney board member Francis A. deSouza has decided not to stand for reelection at the annual meeting, as he pursues new opportunities in the technology sector that will require his full attention. “I’m immensely proud to have had the opportunity to serve such an important and cherished institution alongside this group of esteemed board members,” deSouza said. “I have enormous admiration and affection for the company and its leaders and Cast Members, and I look forward to cheering on every future success as a lifelong Disney fan as I step down to pursue my next career endeavors.” “We are grateful to Francis for his years of service on the Disney board, and understand his desire not to stand for reelection in the spring as he pursues his next venture,” said Parker. “He has provided invaluable guidance during his tenure, and we wish him the very best.” Disney’s directors bring significant expertise in implementing strategic priorities while growing shareholder value across a spectrum of varied businesses. Along with Parker, Executive Chairman of NIKE, Inc., and deSouza, former President and Chief Executive Officer of Illumina, Inc., Disney’s board includes Mary T. Barra, Chair and Chief Executive Officer of General Motors Co.; Safra A. Catz, Chief Executive Officer of Oracle Corp.; Amy L. Chang, former senior executive at Cisco and Google and a current director of Procter & Gamble; Carolyn N. Everson, former senior executive at Instacart, Meta and Microsoft and a current director of The Coca-Cola Co. and Under Armour Inc.; Michael B.G. Froman, President of the Council on Foreign Relations and former Vice Chairman and President, Strategic Growth at Mastercard Inc.; Robert A. Iger, Chief Executive Officer, The Walt Disney Company; Maria Elena Lagomasino, Chief Executive Officer and Managing Partner of WE Family Offices and a former senior executive at JP Morgan Private Bank and Chase Manhattan Bank; Calvin R. McDonald, Chief Executive Officer of lululemon athletica inc.; and Derica W. Rice, a former senior executive at CVS Health and Eli Lilly and a current director of The Carlyle Group Inc., Bristol-Myers Squibb Co., and Target Corp. The addition of Gorman and Darroch will temporarily increase Disney’s board to 13 members.

James P. Gorman Background   James Gorman became Chief Executive Officer of Morgan Stanley in January 2010 and Chairman in January 2012, and he will assume the role of Executive Chairman on January 1, 2024. He joined the firm in February 2006 and was named Co-President in December 2007. Before joining Morgan Stanley, Gorman held executive positions at Merrill Lynch. As CEO and Chairman of Morgan Stanley, Gorman has an established record driving strategic transformation of a global financial institution with a long-term sustainable business model. Gorman has successfully executed innovative technological strategies leading the acquisition and integration of online trading platform E-Trade, and will provide key perspectives as Disney leverages technology to advance its strategy. Through his roles at Morgan Stanley, Merrill Lynch, and as former President of the Federal Advisory Council to the U.S. Federal Reserve Board, Gorman also brings deep finance management, investment and fiduciary expertise evaluating businesses. Gorman earned a bachelor’s degree and law degree from the University of Melbourne and an M.B.A. from Columbia University.

Sir Jeremy Darroch Background Jeremy Darroch is the former Executive Chairman and Group Chief Executive of Sky. He joined Sky as Chief Financial Officer in 2004 and was promoted to Group Chief Executive in 2007, and served as Executive Chairman in 2021. As Group Chief Executive of Sky, Darroch led the company’s tremendous growth and transformation from a linear satellite broadcaster into one of Europe’s largest multi-platform TV providers. His experience will lend valuable insights to Disney’s board and management in navigating the strategic expansion of DTC offerings and changing media and entertainment landscapes, as well as perspectives on creative content investment and brand evolution. As the former CFO of Sky, Darroch also has extensive expertise in finance, accounting and risk management. He is a director and the pending Chairman of Reckitt Benckiser Group plc. Darroch was knighted by King Charles III in June. He holds a bachelor’s degree in economics from the University of Hull.

About The Walt Disney Company The Walt Disney Company, together with its subsidiaries and affiliates, is a leading diversified international family entertainment and media enterprise that includes three business segments: Entertainment, Sports and Experiences. Disney is a Dow 30 company and had annual revenue of $88.9 billion in its Fiscal Year 2023. Forward-Looking Statements  Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, beliefs, plans, and continuation of commitments and focus and other statements that are not historical in nature. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Management does not undertake any obligation to update these statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated; deterioration or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue; consumer preferences and acceptance of our content, offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023 under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” and subsequent filings with the Securities and Exchange Commission, including, among others, quarterly reports on Form 10-Q.

what experts are saying Clearly, having Peltz on your board seems to be more value-destructive than value-additive. Jeff Sonnenfeld Yale School of Management fortune “Disney is the world’s leading entertainment company. It has the best intellectual property, sports brand and parks & experiences assets in the industry. As legacy technologies transition to digital platforms, we believe Disney can lead the media industry forward. We could not be more excited to partner with Bob and the Board to help create long-term sustainable shareholder value. Mason Morfit ValueAct CEO your vote matters, remember to use the white proxy card or the white voting instruction form. how to vote our board company news expert analysis contacts legal notices term of use privacy policy your us state privacy rights do not sell or share my personal information children’s online privacy policy interest-bas

Vote Disney HOW TO VOTE OUR BOARD COMPANY NEWS EXPERT ANALYSIS CONTACTS LEGAL NOTICES Expert Analysis

November 7, 2023 [We have] yet to hear from Peltz what fundamentally does he see as a solution to the reasons the stock is down? I have yet to hear that message. Maybe he has a plan, maybe he has some solution to the streaming quagmire that all these companies are in, but I have yet to hear it. Jim Stewart, New York Times Columnist CNBC Closing Bell November 7, 2023 Peltz is taking on water with the slow drip of one embarrassing revelation after another, while Disney may be turning a corner. It seems like the performance of the genuine wizard of Hollywood is leaving behind the financier challenger with his smoke-and-mirrors antics. Jeff Sonnenfeld, Yale School of Management Fortune January 18, 2024 Personally, I trust Iger. It would be nice if we heard more from Nelson Peltz on what the actual strategy is other than just ‘get me a board seat’, so I think Disney has a point there. ‘Look we took 30 meetings with you, what do you want us to do? What’s the right answer?’ Until shareholders know what that right answer is from the activists, I still feel like Iger deserves the trust of shareholders. Josh Brown, CEO, Ritholtz Wealth Management CNBC Fast Money January 3, 2024 Disney is the world’s leading entertainment company. It has the best intellectual property, sports brand and parks & experiences assets in the industry. As legacy technologies transition to digital platforms, we believe Disney can lead the media industry forward. We could not be more excited to partner with Bob and the Board to help create long-term sustainable shareholder value. Mason Morfit, ValueAct CEO Disney Press Release

How to vote our board company news expert analysis contacts legal notices contacts For questions about the Annual Meeting or how to vote your shares, please call: Innisfree M&A Incorporated 1 (877) 456-3463 (toll-free from the U.S. and Canada) +1 (412) 232-3651 (from other countries) Media Contact: David Jefferson Corporate Communications The Walt Disney Company 1 (818) 560-4832 Investor Contact: Alexia Quadrani Investor Relations The Walt Disney Company 1 (818) 560-6601 HOW TO VOTE OUR BOARD COMPANY NEWS EXPERT ANALYSIS CONTACTS LEGAL NOTICES Terms of Use Privacy Policy Your US State Privacy Rights Do Not Sell or Share My Personal Information Children’s Online Privacy Policy Interest-Based Ads © Disney. All Rights Reserved

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How to vote our board company news expert analysis contacts legal notices Forward-Looking Statements Certain statements in this website may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations; beliefs; plans; strategies; business or financial prospects or outlook; future shareholder value; expected growth and value creation; profitability; investments; cost reductions and efficiencies; content offerings; priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans (including the content we create and IP we invest in, our pricing decisions, our cost structure and our management and other personnel decisions), our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue, consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q. Additional Information and Where to Find it Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.thewaltdisneycompany.com. Participants Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. 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Skip to content TWDC walking Mickey logo horizontal TERMS OF USE English – Disney Terms of Use – United States Spanish – Disney Terms of Use – United States If you are in Canada and access products or services from Disney, please go to our Terms of Use for Canada. If you are in the UK and access products or services from Disney which are focused on the UK, please go to our Terms of Use for the UK. If you are in South Africa and access products or services from Disney which are focused on South Africa, please go to our Terms of Use for South Africa. If you are in the Middle East and access products or services from Disney which are focused on the Middle East, please go to our Terms of Use for the Middle East. PrintDownload Terms of Use – United States Last Updated:  June 9, 2020 Disney DTC LLC and/or its affiliates and subsidiaries (collectively, “Disney” “we” or “us”) are pleased to provide to you certain websites, software, applications, content, products, and services (“Disney Products” and “Products”), which may be branded Disney, ABC, ESPN, Marvel, Pixar, Lucasfilm, FX, Fox Searchlight, 20th Century Fox, National Geographic, or another brand owned or licensed by Disney. PLEASE READ THESE TERMS AND ANY SPECIFIC AND/OR SUPPLEMENTAL TERMS AND CONDITIONS CAREFULLY BEFORE USING THE DISNEY PRODUCTS. THESE TERMS GOVERN YOUR USE OF THE DISNEY PRODUCTS IN GENERAL. BY USING THE DISNEY PRODUCTS YOU AGREE TO BE BOUND BY THESE TERMS AND ANY SPECIFIC AND/OR SUPPLEMENTAL TERMS AND CONDITIONS. ANY DISPUTE BETWEEN YOU AND US, EXCEPT DISPUTES RESOLVED IN SMALL CLAIMS COURT, IS SUBJECT TO A CLASS ACTION WAIVER AND MUST BE RESOLVED BY INDIVIDUAL BINDING ARBITRATION.  PLEASE READ THE ARBITRATION PROVISION (SECTION 8. BELOW) AS IT AFFECTS YOUR RIGHTS UNDER THIS CONTRACT. TABLE OF CONTENTS 1. These Terms of Use Are a Contract Between You and Us 2. License Grant and Restrictions 3. Usage Rules 4. Paid Transactions 5. Contests, Sweepstakes and Promotions 6. Disclaimers and Limitation on Liability 7. Submissions, User Generated Content, DMCA Takedown Notices 8. BINDING ARBITRATION AND CLASS ACTION WAIVER 9. Additional Provisions

1. These Terms of Use Are a Contract Between You and Us A. Binding Contract. These terms of use (“Agreement”) are a contract between you and Disney DTC LLC, as a Delaware limited liability company doing business at 500 South Buena Vista Street, Burbank, California 91521, USA and its affiliates and subsidiaries. Other than as expressly stated herein, there are no third-party beneficiaries of this Contract. B. Agreement. You represent to Disney that you have read, understood, and expressly agree to be bound by this Agreement, and the terms, conditions, and notices contained or referenced herein, whether you have created a Disney account (and agree to this Agreement at the time you created that account) or whether you simply browse, use, or access a Disney Product offered directly by Disney or through a third party (and agree to this Agreement when you browse, use, or access any aspect of the Disney Product). If you do not agree to the Agreement, you may not use the Disney Products. C. Supplemental Terms. This Agreement governs the Disney Products in general. More specific and/or supplemental terms and conditions may apply to some Products, including but not limited to, a particular contest, sweepstakes or promotion, software, application, promotional code, service or other activity; availability of certain merchandise, content, programs, or other activities; conditions or other limitations to the Disney Products for users under certain ages; and/or specific terms or restrictions that may accompany certain territories, programs, content, products, websites, applications or other software. Any supplemental terms and conditions are in addition to this Agreement and, in the event of a conflict, the supplemental terms will prevail over this Agreement. If you do not agree to the applicable supplemental terms and conditions disclosed, you may not use the Disney Product. D. Amendments. We may need to make changes to any portion of this Agreement from time to time and for many reasons, including to reflect updates to the Disney Products or changes in law. If we make a material change to this Agreement, it will be effective thirty (30) days following either our dispatch of a notice to you or our posting of the amended terms through the Disney Products, the third party that makes Disney Products available to you, or at disneytermsofuse.com. You are responsible for periodically reviewing this Agreement for updates and amendments. By continuing to use the Disney Products you will be deemed to have agreed to and accepted any amendments. If you do not agree to any change to this Agreement, you must discontinue using the Disney Products. Our customer service representatives are not authorized to modify any provision of this Agreement, either verbally or in writing. E. Accounts. Some Disney Products permit or require you to create an account to participate or to secure additional benefits. You agree that any information you provide and maintain is accurate, current and complete, including your contact information for notices and other communications from us and your payment information. You agree not to impersonate or misrepresent your affiliation with any person or entity, including using another person’s username, password or other account information, or another person’s name or likeness, or provide false details for a parent or guardian. You agree that we may take steps to verify the accuracy of information you provide, including contact information for a parent or guardian. F. Passwords and Security. You agree that you will not share your account or account information with others. You are responsible for taking reasonable steps to maintain the confidentiality of your username and password, and you are responsible for all activities under your account that you can reasonably control. You agree to promptly notify us of any unauthorized use of your username, password or other account information, or of any other breach of security that you become aware of involving your account or the Disney Products. G. Electronic Notice. You consent to receive notices, including agreements, disclosures, and other communications, electronically from us at the email address you have provided. You agree that these electronic notices satisfy any legal requirements that such communications be in writing. H. Termination or Suspension. We may terminate or suspend your access to any Disney Products, and/or terminate this Agreement subject to the survival of terms as provided below, if required by law, or if we have objective reason to believe you have used the Disney Products in violation of any provision of this Agreement or any supplemental terms, and/or if you engage in or encourage infringement or any other illegal conduct as it relates to your use of the Disney Products.

2. License Grant and Restrictions The Disney Products, including, but not limited to, movies, television shows, entertainment or informational programming, trailers, bonus material, scripts, code, images and artwork, are our copyrighted, patented or trademarked property or the copyrighted, patented or trademarked property of our licensors and all copyrights, trademarks, service marks, trade names, trade dress, patents and other intellectual property rights in the Disney Products are owned by us or our licensors (who may be third-party beneficiaries of this contract) and protected by the copyright, trademark, patent and other laws of the United States and international treaties. A. Consumer License. If a Disney Product, or third party providing Disney Products subject to this Agreement, is configured to enable the use of software, content, virtual items or other materials owned or licensed by us, we grant you a limited, non-exclusive, non-sublicensable, non-transferable license to access and use in the United States such software, content, virtual item or other material for your personal, noncommercial use only, only for as long as that Disney Product is made available to you by us, or an authorized third party, and only in accordance with this Agreement and/or the specific terms that apply to that Disney Product, with no right to reproduce, distribute, communicate to the public, make available to the public, or transform any Disney Product, in any media format or channel now known or hereafter devised (except as may be expressly described or contemplated within the Disney Product). This is a license agreement and not an agreement for sale or assignment of any rights in the Disney Products. Except as we specifically agree in writing, no element of the Disney Products may be used or exploited in any way other than as part of the authorized Product made available to you. You may own the physical media on which elements of the Disney Products are made available to you, but we retain full and complete ownership of the Disney intellectual property. We do not transfer title to any portion of the Disney websites, software, applications, content, virtual items or other materials and/or services to you. Likewise, the purchase of a license to use any Disney Product does not create an ownership interest in the Disney websites, software, applications, content, virtual items or other materials and/or services. B. Restrictions on Your Use of Disney’s Products. You agree that as a condition of your license, you will not: i. circumvent or disable any content protection system or digital rights management technology used in connection with the Disney Product; ii. copy the Disney Product (except as expressly permitted by us); iii. rebroadcast, transmit or perform the Disney Product; iv. create derivative works of the Disney Product or any part thereof, except as and only to the extent that any foregoing restriction is prohibited by applicable law; v. move, decompile, reverse-engineer, disassemble, or otherwise reduce to human-readable form the Disney Products and/or the video player(s), underlying technology, any digital rights management mechanism, device, or other content protection or access control measure incorporated into the video player(s); vi. modify the Disney Products, including, but not limited to, by removing identification, copyright or other proprietary notices from the Disney Products, or by framing, mirroring, or utilizing similar techniques; vii. access or use the Disney Products in a manner that suggests an association with our products, services or brands; viii. use the Disney Products for any commercial or business related use or build a business utilizing the Products, whether or not for profit; ix. bypass, modify, defeat, tamper with or circumvent any of the functions or protections of the Disney Products; x. access, monitor or copy, or permit another person or entity to access, monitor or copy, any element of the Disney Products using a robot, spider, scraper or other automated means or manual process without our express written permission; xi. damage, disable, overburden or impair the Disney Products; xii. use the Disney Products in any unlawful manner, for any unlawful purpose, or in any manner inconsistent with this Agreement; and xiii. allow third parties to violate the above restrictions. C. Violation. Any attempt to perform any of the restricted actions listed above is a violation of the rights of Disney and/or the intellectual property rights holder. D. Export Controls. You may not access or use any Disney Product in violation of United States export control and economic sanctions requirements. By acquiring services, content or software through the Disney Products, you represent and warrant that your access to and use of the services, content or software will comply with those requirements.

3. Usage Rules A. Changes to the Disney Products. The Disney Products are constantly evolving and will change over time. We reserve the right to make such changes or, if necessary, discontinue Disney Products. If required by law, we may also need to suspend, restrict, or terminate your access to Disney Products. B. Third-Party Services or Platforms. The Disney Products may integrate, be integrated into, or be provided in connection with third-party websites, services, applications, platforms, and/or content. We do not control those third-parties or the products they make available. You should read the terms of use agreements and privacy policies that apply to such third-party products. If you access a Disney Product using an Apple iOS, Android or Microsoft Windows-powered device or Microsoft Xbox One, Apple Inc., Google, Inc. or Microsoft Corporation, respectively, shall be a third-party beneficiary of this contract. However, these third-party beneficiaries are not a party to this contract. You agree that your access to the Disney Products using these devices also shall be subject to the usage terms set forth in the applicable third-party beneficiary’s terms of service. You represent to Disney that you have read and agreed to those terms. C. Internet, Browser and System Requirements. You may need a high speed Internet connection and/or minimum system and/or browser requirements to access and use certain aspects of the Disney Products. You are required to review the minimum requirements necessary for use of the specific Product. D. Mobile Networks. When you access the Disney Products through a mobile network, your network or roaming provider’s messaging, data and other rates and fees will apply. Downloading, installing or using certain Products may be prohibited or restricted by your network provider and not all Products may work with your network provider or device. E. Consent to Messages. When you use the Disney Products, you may be given the opportunity to consent to receive communications from us through email, text, and/or mobile push notifications. Standard text and calling rates will apply. You agree that texts, calls or prerecorded messages may be generated by automatic telephone dialing systems. You can opt out of promotional communications by following the “Unsubscribe” directions for emails, through the settings of the Disney Product, or, if via text message, by responding STOP. YOU ACKNOWLEDGE THAT YOU ARE NOT REQUIRED TO CONSENT TO RECEIVE PROMOTIONAL TEXTS OR CALLS AS A CONDITION OF USING THE DISNEY PRODUCTS. F. App Permissions. When you use the Disney Products, you may grant certain permissions to us for your device and/or accounts. Most mobile device platforms provide additional information regarding these permissions and how, if possible, to changes your permission settings. By downloading, installing or using the Disney Products, you agree to receive automatic software updates (as applicable). G. Informational and Entertainment Purposes. You understand that the Disney Products are for your personal, noncommercial use and are intended for informational and entertainment purposes only; the content available does not constitute legal, financial, professional, medical or healthcare advice or diagnosis and cannot be used for such purposes. H. Commercial, Marketing, or Branding Use Prohibited. Except as expressly licensed, we do not allow uses of the Disney Products, or other Disney intellectual property, that are commercial or business-related, including used in marketing or branding, or that advertise or offer to sell or promote products or services (whether or not for profit), or that solicit others (including solicitations for contributions or donations). I. Malware. You agree not to knowingly or recklessly introduce a virus or other harmful component, or otherwise tamper with, impair or damage any Disney Product or connected network, or interfere with any person or entity’s use or enjoyment of any Disney Product. You agree not to use any software or device that allows automated gameplay, expedited gameplay, or other manipulation of gameplay or game client and you agree not to cheat or otherwise modify a Disney Product or game experience to create an advantage for one user over another. J. Simulated Activity. You understand that to support smooth operation of the Disney Products across wide geographic areas, aspects of certain activities, such as game play, may be simulated to avoid delays. K. Affiliate Advertising Programs. Disney is a participant in affiliate advertising programs designed to provide a means for websites, apps, or services to earn advertising fees by advertising and linking to third party retail sites. For further information, please refer to our Privacy Policy.

4. Paid Transactions A. Identity of Seller. Sales are made by Disney or the authorized seller identified at the time of sale, if different. If you have questions about your order, please contact the seller at the address provided and they will assist you. Some digital storefronts on the Disney Products are operated by third parties and, in that case, different or additional sale terms may apply, which you should read when they are presented to you. B. Digital Content and Virtual Items. We may make applications, games, software or other digital content available on the Disney Products or through authorized third parties for you to license for a one-time fee. When purchasing a license to access such material from a Disney Product, charges will be disclosed to you before you complete the license purchase. Your purchase of a virtual item or in-game currency is a payment for a limited, non-assignable license to access and use such content or functionality as intended by the Disney Products with no right to reproduce, distribute, communicate to the public, make available to the public or transform any Disney Product via any online media, in any media format or channel now known or hereafter devised (except as may be expressly described or contemplated within the Disney Product). Virtual items (including characters and character names) or in-game currency purchased or available to you in the Disney Products can only be used in connection with the Disney Products where you obtained them or where they were assembled by you as a result of game play. These items are not redeemable or subject to refund and cannot be traded outside of the Disney Products for money or other items for value. We may modify or discontinue virtual items or in-game currency at any time. C. Digital Movie Codes. Digital codes originally packaged in a combination disc + code package (a package that includes a DVD, Blu-Ray, and/or 4K/UHD disc(s) and a digital code) may not be sold separately and may be redeemed only by an individual who obtains the code in the original combination disc + code package, or by a family member of that individual. Digital codes are not authorized for redemption if sold separately. You may use digital movie codes to obtain licensed access to digital movies only as specifically authorized under this Agreement and the terms and conditions of the participating provider of digital content through which you access or download the digital movie. Digital movie codes sold, distributed, purchased, or transferred in a manner inconsistent with this Agreement are subject to being invalidated. Digital Movie Code Returns. If you do not agree to the above terms and conditions for redeeming a digital movie code obtained by you or a family member in an original combination disc + code package, you may return the combination disc + code package to Disney for a refund subject to the conditions provided at this link. D. Subscriptions. Some Disney Products require paid subscriptions and the acceptance of supplemental terms to access. By signing up for a subscription, you agreed that your subscription will be automatically renewed and, unless you cancel your subscription, you authorized us to charge your payment method for the renewal term. You agree that we can change the terms of the subscription with advance notice to you and an opportunity for you to cancel. The period of auto-renewal will be the same as your initial subscription period unless otherwise disclosed to you. The renewal rate will be no more than the rate for the immediately prior subscription period, excluding any promotional and discount pricing, unless we notify you of a rate change prior to your auto-renewal, in which case you will have the right to cancel the renewal of your subscription. From time to time, we may offer a free trial subscription for a Disney Product. If you register for a free trial subscription, we will begin to bill your account when the free trial subscription expires, unless you cancel your subscription before that time. Unless otherwise disclosed when you subscribe, you have the right to cancel your Disney Product subscription . When a subscription is canceled, you will not receive a prorated refund, but you will continue to have access to the Disney Products until the end of the term during which you canceled the subscription. If you cancel your subscription, you will still be obligated to pay other charges incurred by you in the course of using the Disney Product prior to the date of cancellation. If you pay a periodic subscription fee for a Disney Product, we will provide you with reasonable notice of changes to the fees or billing methods in advance of their effective date and you will be able to cancel your subscription prior to such change. If you subscribed online, we will give you the option of cancelling the subscription online.

E. The Order Process. You will have the opportunity to review and confirm your order, including delivery address (if applicable), payment method and product details. We will send to you a notice when we accept your order and our acceptance will be deemed complete and for all purposes to have been effectively communicated to you at the time we send the notice. At such time, the contract for sale will be made and become binding on both you and us. The risk of loss in any goods you purchase and the responsibility to insure them passes to you when the relevant goods are delivered. We reserve the right to refuse or cancel any order prior to delivery. Some situations that may result in your order being cancelled include system or typographical errors, inaccuracies in product or pricing information or product availability, fairness among customers where supplies are limited, or problems identified by our credit or fraud departments. We also may require additional verification or information before accepting an order. We will contact you if any portion of your order is cancelled or if additional information is required to accept your order. If your order is cancelled after we have processed your payment but prior to delivery, we will refund your payment. F. Payments and Billing. When you provide payment information, you represent and warrant that the information is accurate, that you are authorized to use the payment method provided, and that you will notify us of changes to the payment information. We reserve the right to utilize third party payment card updating services to obtain current expiration dates on credit cards and debit cards. G. Right of Cancellation; Return of Goods. You may have the right to cancel an order placed for a Disney Product – depending on the nature of the Disney Product. Please read the following information carefully so you understand your right of cancellation. If you wish to cancel, you must do so by following the cancellation instructions for the particular Disney Product. A sample cancellation form is available here. i. Cancelling Subscriptions: Please see the information above on the process for cancelling subscriptions in our Subscriptions section, above. ii. Digital Content: When you purchase a license to access digital content or virtual items, you will be given an opportunity to consent to delivery at the time of purchase. By consenting to delivery, you acknowledge that you have lost the right to cancel. License purchase fees paid for digital content are non-refundable. iii. Physical Goods: You have the right, within thirty (30) days from the date of your receipt of physical goods, to cancel our contract with you and return the goods. This right does not apply to goods stated by us on the Disney Products to be non-returnable, including but not limited to: • Any products with a seal, where the seal is broken, such as audio and video recordings, computer software, and CD’s, DVD’s or other physical media that have been supplied in sealed packaging; and Personalized items. iv. Personalized Goods: We reserve the right to refuse personalized orders at our discretion. Inappropriate use of our personalization service will cause your order to be cancelled and any payment refunded. These cancellation rights are separate from and in addition to your rights should any item we supply be faulty. If you are returning goods that are not faulty, you may be required to pay for the cost of returning the goods to us and we may deduct a reasonable amount if you used the goods. H. Pricing; Taxes. We may revise the pricing for the Disney Products we offer. When you place your order, we estimate the applicable tax and include that estimate in the total for your convenience. Except to the extent required under applicable tax laws, the actual tax amount that will be applied to your order and charged to your payment method is based on calculations on the date of shipment, regardless of when the order was placed. I. International Shipping; Customs. When ordering goods for delivery to countries other than the country where the seller is located, you may have to pay import duties and taxes levied. These and any additional charges for customs clearance must be borne by you. For goods shipped internationally, please note that any manufacturer warranty may not be valid; manufacturer service options may not be available; manuals, instructions and safety warnings may not be in destination country languages; the goods and accompanying materials may not be designed in accordance with destination country standards, specifications, and labeling requirements; and the goods may not conform to destination country voltage (requiring use of an adapter or converter). You are responsible for assuring the goods can be lawfully imported to the destination country. When ordering from us, the recipient is the importer of record and must comply with all laws and regulations of the destination country. J. Gift Cards. Disney gift cards may be offered for purchase and/or redemption in connection with certain Disney Products, subject to additional terms of service. The risk of loss and title for gift cards passes to you at the time of electronic transmission or delivery to the carrier. Gift cards may be redeemed at eligible locations and for eligible products and services. Please review the gift card FAQ’s for more information.

5. Contests, Sweepstakes and Promotions Contests, sweepstakes and other similar promotions that you enter on a Disney Product or in connection with Disney Products integrated with a third-party website, service, application, platform, and/or content (“Disney Promotions”) may be subject to official rules and/or conditions that are supplemental to this Agreement, and which may provide details governing the Disney Promotion such as eligibility requirements, entry instructions, deadlines, prize information and restrictions. If you wish to participate in any Disney Promotion, please first review the applicable official rules and/or conditions. If a Disney Promotion’s official rules and/or conditions conflict with this Agreement, the provisions contained in the official rules and/or conditions govern and control the Disney Promotion. Your entry to a Disney Promotion constitutes User Generated Content (as defined in Section 7 below) and is subject to all provisions of this Agreement that govern your submission and our use of your User Generated Content. 6. Disclaimers and Limitation on Liability THE DISNEY PRODUCTS ARE PROVIDED “AS IS” AND “AS AVAILABLE.” WE DISCLAIM ALL CONDITIONS, REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY SET OUT IN THESE TERMS TO THE FULLEST EXTENT PERMITTED BY LAW. PLEASE REFER TO THE HELP SECTION OF THE APPLICABLE DISNEY PRODUCT FOR ASSISTANCE IF A DISNEY PRODUCT IS NOT WORKING PROPERLY. It is your responsibility to ensure you follow installation instructions, have the minimum system requirements, update software as recommended, and consult our customer service resources if you encounter a problem with the Disney Products. We shall not be liable for delay or failure in performance for causes beyond our control or any other damage which does not result from a breach of our obligations under this Agreement. We are not liable for business losses. We only supply products for your personal, non-commercial, and domestic use. If you use the products for any other purpose we will have no liability to you for any loss of profit, loss of business, business interruption, loss of business opportunity, or similar loss. WE ARE NOT RESPONSIBLE FOR ANY LACK OF FUNCTIONALITY OR FAILURE TO PROVIDE ANY PART OF THE DISNEY PRODUCT(S), OR ANY LOSS OF CONTENT OR DATA THAT IS DUE TO: YOUR EQUIPMENT, DEVICES, OPERATING SYSTEM OR INTERNET CONNECTION; OR YOUR FAILURE TO COMPLY WITH SPECIFIED COMPATIBILITY REQUIREMENTS. WE SHALL NOT BE LIABLE TO YOU FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS AND PROPERTY DAMAGE, EVEN IF WE WERE ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, NOR SHALL WE BE HELD LIABLE FOR DELAY OR FAILURE IN PERFORMANCE RESULTING FROM CAUSES BEYOND OUR REASONABLE CONTROL. IN NO EVENT SHALL OUR TOTAL LIABILITY TO YOU FOR ALL DAMAGES, LOSSES AND CAUSES OF ACTION EXCEED ONE THOUSAND U.S. DOLLARS (US $1,000).

7. Submissions, User Generated Content, DMCA Takedown Notices A. Submissions and Unsolicited Ideas Policies. Our long-standing company policy does not allow us to accept or consider unsolicited creative ideas, suggestions or materials. In connection with anything you submit to us – whether or not solicited by us – you agree that creative ideas, suggestions or other materials you submit are not being made in confidence or trust and that no confidential or fiduciary relationship is intended or created between you and us in any way, and that you have no expectation of review, compensation or consideration of any type. B. User Generated Content. The Disney Products may ask for or allow you to communicate, submit, upload or otherwise make available text, chats, images, audio, video, contest entries or other content (“User Generated Content”), which may be accessible and viewable by the public. Access to these features may be subject to age restrictions. Whether a Disney Product made available by us or in connection with Disney Products appears on a Disney website, service and/or platform or is integrated with a third-party website, service, application, and/or platform, you may not submit or upload User Generated Content that is defamatory, harassing, threatening, bigoted, hateful, violent, vulgar, obscene, pornographic, or otherwise offensive or that harms or can reasonably be expected to harm any person or entity, whether or not such material is protected by law. In most instances, we do not claim ownership of your User Generated Content; however, you grant us a non-exclusive, sublicensable, irrevocable and royalty-free worldwide license under all copyrights, trademarks, patents, trade secrets, privacy and publicity rights and other intellectual property rights for the full duration of those rights to use, reproduce, transmit, print, publish, publicly display, exhibit, distribute, redistribute, copy, index, comment on, modify, transform, adapt, translate, create derivative works based upon, publicly perform, publicly communicate, make available, and otherwise exploit such User Generated Content, in whole or in part, in all media formats and channels now known or hereafter devised (including in connection with the Disney Products and on third-party websites, services, applications, and/or platforms), in any number of copies and without limit as to time, manner and frequency of use, without further notice to you, without attribution (to the extent this is not contrary to mandatory provisions of applicable law), and without the requirement of permission from or payment to you or any other person or entity. You agree that submission of User Generated Content does not establish any relationship of trust and confidence between you and us, and that you have no expectation of compensation whatsoever (except as may be specifically stated in the provisions of the Disney Products in connection with the submission, or arising from it). You represent and warrant that your User Generated Content conforms to this Agreement and that you own or have the necessary rights and permissions including, without limitation, all copyrights, music rights and likeness rights (with respect to any person) contained in the User Generated Content, without the need for payment to any other person or entity, to use and exploit, and to authorize us to use and exploit, your User Generated Content in all manners contemplated by this Agreement; and you agree to indemnify and hold us harmless from any claims or expenses (including attorneys’ fees) by any third party arising out of or in connection with our use and exploitation of your User Generated Content resulting from your breach of this Agreement. You also agree to waive and not to enforce any moral rights, ancillary rights or similar rights in or to the User Generated Content against us or our licensees, distributors, agents, representatives and other authorized users, and agree to procure the same agreement to waive and not to enforce from others who may possess such rights. To the extent that we authorize you to create, post, upload, distribute, publicly display or publicly perform User Generated Content that requires the use of our copyrighted works, we grant you a non-exclusive license to create a derivative work using the specifically referenced copyrighted works as required for the sole purpose of creating such a work, provided that such license shall be conditioned upon your assignment to us of all rights worldwide in the work you create for the duration of copyright in the User Generated Content, in all formats and media known or unknown to date, including for use on Disney Products and on third party sites and platforms. If such rights are not assigned to us, your license to create derivative works using our copyrighted works shall be null and void. We may monitor, screen, post, remove, modify, store and review User Generated Content or communications sent through a Disney Product, at any time and for any reason, including to ensure that the User Generated Content or communication conforms to this Agreement, without prior notice to you. We may terminate your account and access to the Disney Products if your User Generated Content violates this Agreement, including unlawful postings or content, without prior notice to you. We are not responsible for, and do not endorse or guarantee, the opinions, views, advice or recommendations posted or sent by users. C. Claims of Copyright Infringement. Notifications of claimed copyright infringement and counter notices must be sent to our designated agent: Attn: TWDC Designated Agent The Walt Disney Company 500 South Buena Vista Street Burbank, California 91521, USA Phone: +1 818-560-1000 Fax: +1 818-560-4299 Email: designated.agent@dig.twdc.com We are only able to accept notices in the languages in which this Agreement is made available by us. We will respond expeditiously to claims of copyright infringement committed using the Disney Products that are reported to our designated copyright agent, in accordance with the U.S. Digital Millennium Copyright Act of 1998 (“DMCA”) or, as applicable, other laws. With respect to Disney Products hosted in the United States, these notices must include the required information set forth in the DMCA and described in detail here.

8. BINDING ARBITRATION AND CLASS ACTION WAIVER PROCEEDINGS TO RESOLVE OR LITIGATE A DISPUTE IN ANY FORUM WILL BE CONDUCTED ON AN INDIVIDUAL BASIS. Neither you nor Disney will seek to have a dispute heard as a class action or private attorney general action or in any other proceeding in which either party acts or proposes to act in a representative capacity. No arbitration or proceeding can be combined with another without the prior written consent of all parties to the arbitrations or proceedings. You and Disney agree to arbitrate, as provided below, all disputes between you (including any related disputes involving The Walt Disney Company, its subsidiaries or its affiliates), that are not resolved informally, except disputes relating to the ownership or enforcement of intellectual property rights. “Dispute” includes any dispute, action, or other controversy, whether based on past, present, or future events, between you and us concerning the Disney Products or this Agreement, whether in contract, tort, warranty, statute, regulation, or other legal or equitable basis. You and Disney empower the arbitrator with the exclusive authority to resolve any dispute relating to the interpretation, applicability or enforceability of these terms or the formation of this contract, including the arbitrability of any dispute and any claim that all or any part of this Agreement are void or voidable. A. In the event of a dispute, you or Disney must send to the other party a notice of dispute, which is a written statement that sets forth the name, address, and contact information of the party giving the notice, the facts giving rise to the dispute, and the relief requested. You must send any notice of dispute to Disney, 500 South Buena Vista Street, Burbank, California 91521-7620, USA, Attention: Legal. We will send any notice of dispute to you at the contact information we have for you. You and Disney will attempt to resolve a dispute through informal negotiation within sixty (60) days from the date the notice of dispute is sent. After that sixty (60) day period and not before, you or we may commence an arbitration proceeding. You may instead litigate a dispute in small claims court if the dispute meets the requirements to be heard in small claims court, whether or not you negotiated informally first. B. If you and Disney do not resolve a dispute by informal negotiation or in small claims court, the dispute shall be resolved by binding arbitration before a neutral arbitrator whose decision will be final except for a limited right of appeal under the U.S. Federal Arbitration Act. YOU ARE GIVING UP THE RIGHT TO LITIGATE A DISPUTE IN COURT BEFORE A JUDGE OR JURY. Arbitration will be administered by JAMS Mediation, Arbitration and ADR Services (“JAMS”) in accordance with the JAMS Streamlined Arbitration Rules and Procedures (the “JAMS Rules”). The JAMS Rules and instructions about how to initiate an arbitration are available at www.jamsadr.com or 1-800-352-5267. Arbitration may be conducted in person, through the submission of documents, by phone, or online. Proceedings that cannot be conducted through the submission of documents, by phone, or online, will take place in either Los Angeles, California or the borough of Manhattan, New York, New York, whichever is more convenient for you; provided, however, that if circumstances prevent you from traveling to Los Angeles or New York, JAMS may hold an in-person hearing in your hometown area. You and Disney agree to submit to the exclusive jurisdiction of the federal or state courts located in either Los Angeles, California or the borough of Manhattan, New York, New York, whichever is more convenient for you, in order to compel arbitration, to stay proceedings pending arbitration, or to confirm, modify, vacate, or enter judgment on the award entered by the arbitrator. The arbitrator may award damages to you individually as a court could, including declaratory or injunctive relief, but only to the extent required to satisfy your individual claim. In accordance with the JAMS Rules, the party initiating the arbitration (either you or Disney) is responsible for paying the filing fee. However, if the arbitrator issues you an award of damages and: (a) that award is greater than the amount of our last written settlement offer; or (b) if we did not make a settlement offer, then in addition to paying for any JAMS Case Management Fees and all professional fees for the arbitrator’s services, we will reimburse you for the filing fees you incurred. Except as provided above with respect to jurisdiction in Los Angeles, California and Manhattan, New York, New York, nothing in this arbitration provision shall be construed as consent by Disney to the jurisdiction of any other court with regard to disputes, claims or controversies unrelated to the Disney Products or this Agreement.

9. Additional Provisions A. Choice of Forum. You agree that any action at law or in equity arising out of or relating to this Agreement that is not subject to arbitration shall be filed, and that venue properly lies, only in the state or federal courts located in either Los Angeles, California or the borough of Manhattan, New York, New York, United States of America and you consent and submit to the personal jurisdiction of such courts for the purposes of litigating such action. B. Choice of Law. This Agreement is governed by and construed in accordance with the laws of the State of New York and the laws of the United States, without giving effect to any conflict of law principles. C. Severability. If any provision of this Agreement shall be unlawful, void or for any reason unenforceable, then that provision shall be deemed severable from this Agreement and shall not affect the validity and enforceability of any remaining provisions. D. Survival. The provisions of this Agreement which by their nature should survive the termination of this Agreement shall survive such termination, including but not limited to the restrictions, disclaimers, limitations, our rights to use submitted content, and rules regarding dispute resolution in Section 2, 3, 6, 7 and 8 as well as the general provisions in this Section 9. E. Waiver. No waiver of any provision of this Agreement by us shall be deemed a further or continuing waiver of such provision or any other provision, and our failure to assert any right or provision under this Agreement shall not constitute a waiver of such right or provision. © Disney 2024. All rights reserved. Terms of Use Privacy Policy Your US State Privacy Rights Do Not Sell or Share My Personal Information Children’s Online Privacy Policy Interest-Based Ads

UNITED STATESEnglish PRIVACY POLICY FOR PARENTS PRIVACY CONTROLS MORE RESOURCES CONTACT US Search PRIVACY POLICY Last Modified: 12/22/2023 SCOPE OF THIS POLICY This privacy policy describes the processing of information provided or collected on the sites and applications where this privacy policy is posted, whether on our digital properties or on applications we make available on third-party sites or platforms. It also describes the processing of guest information provided to us or collected by us offline in our physical properties, such as in our stores, theme parks, resorts, and cruise ships, or through our guest call centers. We follow this privacy policy in accordance with applicable law in the places where we operate. In some cases, we may provide additional data privacy notices specific to certain products, practices, or regions. Those terms are to be read in conjunction with this policy. Please keep in mind that when you provide information to us on a third-party site or platform (for example, via our applications), the information you provide may be separately collected by the third-party site or platform. The information we collect is covered by this privacy policy, and the information the third-party site or platform collects is subject to the third-party site or platform’s privacy practices. Privacy choices you have made on the third-party site or platform will not apply to our use of the information we have collected directly through our applications. Please also keep in mind that our sites and applications may contain links to other sites not owned or controlled by us and we are not responsible for the privacy practices of those sites. We encourage you to be aware when you leave our sites or applications and to read the privacy policies of other sites that may collect your personal information. COLLAPSE ALL ACCORDION TOGGLE

WHO WE ARE Our company includes many different brands. When you visit, shop, or create an account with us, or use sites and applications, your information is controlled by a member of The Walt Disney Family of Companies. The list of relevant data controllers can be found here. ACCORDION TOGGLETYPES OF INFORMATION WE COLLECT We collect two basic types of information – personal information (as defined in this policy) and anonymous information (as defined in this policy) – and we may use personal and anonymous information to create a third type of information, aggregate information (also defined in this policy).   In particular, we collect: Registration information you provide when you create an account, enter a promotion, or link your profile on a third-party site or platform with your registration account, such as your first name and surname, country of residence, gender, date of birth, email address, username, and password; Transaction information you provide when you request information, contact Guest Services, or purchase, return, request, or exchange a product or service from us, such as your postal address, telephone number, and payment information; Information you provide in public forums on our sites and applications, such as your public posts; Information sent either one-to-one or within a limited group using our message, chat, post, or similar functionality, where we are permitted by applicable law to collect this information; Information we obtain from a third party, such as a site or platform provider, about use of our applications on third-party platforms or devices; Location information, including precise or approximate location information provided by a mobile or other device interacting with one of our sites, applications, or physical properties (including through beacon technologies), or associated with your IP address or other online or device identifier, where we are permitted by law to process this information; Activity information about your use, and the use by any person(s) you authorize through your account (for example, through the creation of profiles under your Disney+ or Hulu account), of our sites and applications, such as the content you view or post, how often you use our services, and your preferences; Usage, viewing, technical, and device data when you visit our sites, use our applications on third-party sites or platforms, or open emails we send, or connect with our wireless Internet access services and other similar technologies, including your browser or device type, unique device identifier, and IP address; Still or video images captured by cameras or readers on or around our physical properties; and Call recordings when you call our reservation centers or other guest services phone numbers.

HOW WE COLLECT YOUR INFORMATION We collect information you provide to us when you request or purchase products, services, or information from us, register with us (including when you link your profile on a third-party site or platform with your registration account), participate in public forums or other activities on our sites and applications, respond to guest surveys, visit our physical properties, call our reservation centers or other guest services phone numbers, or otherwise interact with us using one or more devices. You may provide information in a variety of ways, including by typing or using voice commands. We collect information through a variety of technologies, such as cookies, Flash cookies, pixels, tags, software development kits, application program interfaces, and Web beacons, including when you visit our sites and applications or use our applications on third-party sites or platforms using one or more devices, whether or not you are logged in or registered. Please visit Online Tracking Technologies and Advertising for further information, including Do Not Track and how to disable cookies and otherwise make choices with respect to such data collection. We collect information using analytics tools, including when you visit our sites and applications or use our applications on third-party sites or platforms. We acquire information from other trusted sources to update or supplement the information you provided or we collected automatically, such as when we validate postal address information using third party services.  Applicable law may require that you authorize the third party to share your information with us before we can acquire it.

USE OF YOUR INFORMATION BY THE WALT DISNEY FAMILY OF COMPANIES The member of The Walt Disney Family of Companies that is the data controller for your information is responsible for and may use your information for the purposes described in this policy. Other members of The Walt Disney Family of Companies may access your information where they perform services on behalf of the data controllers (as data processors) and, unless prohibited under applicable law, for use on their own behalf (as data controllers) for the purposes described in this policy. Consistent with applicable law and choices and controls that may be available to you, we may use information collected from you, or from devices associated with you, to: Provide you with the experiences, products, and services you request, view, engage with, or purchase; Communicate with you about your account or transactions with us and send you information or request feedback about features on our sites and applications or changes to our policies; Send you offers and promotions for our products and services or third-party products and services; Personalize content and experiences; Provide you with targeted advertising based on your activity on our sites and applications and on third-party sites and applications; to learn more about how we use your information for personalization and tracking, please visit Online Tracking Technologies and Advertising. Operate, understand, optimize, develop, or improve our sites, applications, products, services and operations, including by using guest survey research and analytics tools; and Detect, investigate and prevent activities that may violate our policies, pose safety issues, or be fraudulent or illegal; and Notify you of product recalls or safety issues.

SHARING YOUR INFORMATION WITH OTHER ENTITIES We will not share your personal information with a third party outside The Walt Disney Family of Companies except in limited circumstances, including: When you allow us to share your personal information with another company, by electing to share your personal information with carefully selected companies so that they can send you offers and promotions about their products and services; When you direct us to share your personal information with another company to fulfill your request, such as: When you book travel packages with us that include goods or services provided by third-party partners, such as airlines, ground transportation providers, third-party hotels, and travel insurance providers; and When you book dining reservations through us for restaurants operated by third parties. When you direct us to share your personal information with third-party sites or platforms, such as social networking sites. When we work with service providers performing services on our behalf; however, these companies are prohibited from using your personal information for purposes other than those requested by us or required by law; When we provide you with relevant advertising on third-party sites and applications, we may share limited personal information about you, such as certain identifiers or hashed email address, with third parties. We may also share such information to provide you with and to measure relevant third-party advertising on our sites and applications. To learn more about how we use your information for personalization and tracking, please visit Online Tracking Technologies and Advertising. When we cooperate with financial institutions to offer co-branded products or services to you, such as our co-branded Disney Rewards Visa Card; however, we will do so only if permitted by applicable law and, in these cases, the financial institutions are prohibited from using your personal information for purposes other than those related to the co-branded products or services; When you provide personal information to National Geographic Partners, a joint venture between The Walt Disney Company and the National Geographic Society, National Geographic Partners may share that information with the National Geographic Society, and once shared, the information will be controlled by and subject to the privacy policy of the National Geographic Society; When you use the Hulu service, Hulu may share information with its business partners that help offer the Hulu service, including for example, its content programmers, distributors and device partners, and corporate owners; with your consent, Hulu may also share your viewing information together with certain personal information with these and other third parties; When we share your personal information with third parties in connection with the sale of a business, to enforce our Terms of Use or rules, to ensure the safety and security of our guests and third parties, to protect our rights and property and the rights and property of our guests and third parties, to comply with legal process, or in other cases if we believe in good faith that disclosure is required by law. Please note that, except as otherwise stated above, once we share your personal information with another company in the above circumstances, the information received by the other company is controlled by that company and becomes subject to its privacy practices.

YOUR CONTROLS AND CHOICES We provide you the ability to exercise certain controls and choices regarding our collection, use and sharing of your information. In accordance with applicable law, your controls and choices may include: Correcting, updating, and deleting your registration account; Choosing or changing your choices for subscriptions, newsletters, and alerts; Choosing whether to receive from us offers and promotions for our products and services, or products and services that we think may be of interest to you; Choosing whether we share your personal information with other companies so they can send you offers and promotions about their products and services; Controlling targeted advertising by clicking on “Do Not Sell or Share My Personal Information” or “Manage Your Cookie Settings” in our website footers or application settings; Controlling targeted advertising from many ad networks and partners; data exchanges; and marketing analytics and digital advertising and marketing service providers (by visiting the Digital Advertising Alliance); Choosing to control targeted advertising you receive within applications by using the settings and choices made available to you through your device(s), for example, by opting out of interest based ads; Choosing to limit participation in Nielsen digital measurement research (for non-Panelists); Choosing to limit participation in Nielsen Digital Ad Ratings when viewing Hulu on certain living room devices and mobile applications by logging into Hulu on your computer and clicking “Manage Nielsen Measurement” on your Hulu Account page; Choosing to limit participation in Nielsen Digital Ad Ratings (in markets where available) when viewing Disney+ on certain living room devices and mobile applications by logging into Disney+ on your computer and clicking “Manage Nielsen Measurement” on your Disney+ Account page. Managing your Hulu preferences regarding the sharing of your viewing information together with certain personal information by logging into Hulu on your computer, going to your account settings, and editing your profile; Requesting removal of your personal information from a public forum on one of our sites or application; and Requesting access to the personal information we hold about you and that we amend or delete it. You may exercise these controls and choices in various ways, including as outlined above, or by visiting Communication Choices (under the Privacy Controls tab), contacting Guest Services, or by following instructions provided in communications sent to you. You can also opt out of targeted or interest based ads by visiting the Digital Advertising Alliance or European Interactive Digital Advertising Alliance or using the opt-out mechanism in the “Interest Based Ads” link in the footer of the site you are visiting. Please be aware that if you do not allow us to collect personal information from you, we may not be able to deliver certain experiences, products, and services to you, and some of our services may not be able to take account of your interests and preferences. If collection of personal information is mandatory, we will make that clear at the point of collection so that you can make an informed decision whether to participate.  If you have questions about the specific personal information about you that we process or retain, and your rights regarding that personal information, please contact Guest Services.

CHILDREN’S PRIVACY We recognize the need to provide further privacy protections with respect to personal information we may collect from children on our sites and applications. Some of the features on our sites and applications are age-gated so that they are not available for use by children, and we do not knowingly collect personal information from children in connection with those features. When we intend to collect personal information from children, we take additional steps to protect children’s privacy, including: Notifying parents about our information practices with regard to children, including the types of personal information we may collect from children, the uses to which we may put that information, and whether and with whom we may share that information; In accordance with applicable law, and our practices, obtaining consent from parents for the collection of personal information from their children, or for sending information about our products and services directly to their children; Limiting our collection of personal information from children to no more than is reasonably necessary to participate in an online activity; and Giving parents access or the ability to request access to personal information we have collected from their children and the ability to request that the personal information be changed or deleted. For additional information about our practices in the United States regarding children’s personal information, please read our Children’s Privacy Policy.   DATA SECURITY, INTEGRITY, AND RETENTION The security, integrity, and confidentiality of your information are extremely important to us. We have implemented technical, administrative, and physical security measures that are designed to protect guest information from unauthorized access, disclosure, use, and modification. We regularly review our security procedures to consider appropriate new technology and methods. Please be aware that, despite our best efforts, no security measures are perfect or impenetrable. We will retain your personal information for the length of time needed to fulfill the purposes outlined in this privacy policy unless a longer retention period is required or permitted by law.   DATA TRANSFERS, STORAGE, AND PROCESSING GLOBALLY We operate globally and may transfer your personal information to individual companies of The Walt Disney Family of Companies or third parties in locations around the world for the purposes described in this privacy policy. Wherever your personal information is transferred, stored or processed by us, we will take reasonable steps to safeguard the privacy of your personal information. These steps may include implementing standard contractual clauses where recognized by law, obtaining your consent, or other lawful means of transferring personal information.

CHANGES TO THIS PRIVACY POLICY From time to time, we may change this privacy policy to accommodate new technologies, industry practices, regulatory requirements or for other purposes. We will provide notice to you if these changes are material and, where required by applicable law, we will obtain your consent. Notice may be by email to you at the last email address you provided us, by posting notice of such changes on our sites and applications, or by other means, consistent with applicable law.   COMMENTS AND QUESTIONS If you have a comment or question about this privacy policy, please contact Guest Services.   US RESIDENTS’ RIGHTS Notice to US Residents: If you are a US resident, you may have certain additional privacy rights. Visit our Your US State Privacy Rights page for more information.   UK, EU, & EMEA RESIDENTS’ RIGHTS Notice to UK & EU Residents: If you are an EU or UK resident, you may have certain additional privacy rights. Visit our UK & EU Privacy Rights page for more information. For residents of countries in the Middle East, Africa, and European countries that are not part of the EU, visit our EMEA Privacy Rights page for more information.   BRAZILIAN RESIDENTS’ RIGHTS Notice to Brazilian Residents: If you are a Brazilian resident, you may have certain additional privacy rights. Visit our Data Protection in Brazil page for more information.   DEFINITIONS Definitions

CHILDREN’S PRIVACY POLICY The Walt Disney Family of Companies (“TWDC”) is committed to protecting the privacy of children who use our sites and applications. LEARN MORE CHILDREN’S PRIVACY POLICY YOUR CALIFORNIA PRIVACY RIGHTS Learn about your California Privacy Rights. LEARN MORE YOUR CALIFORNIA PRIVACY RIGHTS                 © Disney. All rights reserved Terms of Use Privacy Policy Your US State Privacy Rights Do Not Sell or Share My Personal Information Children’s Online Privacy Policy Interest-Based Ads  Print Page Back to Top

UK & EU PRIVACY RIGHTS  This privacy notice should be read in conjunction with our Privacy Policy. How we use your personal data and your rights: When you visit, shop or register with Disney online or use any Disney online product, service or mobile application, your personal data is controlled by The Walt Disney Company Limited of 3 Queen Caroline Street, London, W6 9PE, United Kingdom. If you are a Disney+ service EU subscriber residing outside the United Kingdom, your personal data is also jointly controlled by The Walt Disney Company (Benelux) B.V., the provider of the Disney+ service. Your personal data is primarily used to provide you with the Disney products and services you request. It may also be used to comply with legal obligations we are subject to or to fulfill our legitimate interests, such as to personalize your experience, develop and improve our services or to detect illegal activities. With your prior consent, it may also be used to send you offers and promotions. You have a number of rights including the right to request access to, change, or remove your personal data, or to change your marketing preferences (including withdrawing your consent at any time) – please see our Privacy Policy to learn more about managing your marketing preferences or deleting your account.

Our Data Protection Officer can be contacted by emailing: dataprotection@disney.co.uk. If you are in the EU, you may reach us through our local Representatives. For more information about our Representatives please check here. You have a right to lodge a complaint with your local Data Protection Supervisory Authority or  with the UK Information Commissioner’s Office: https://ico.org.uk/for-the-public. For more information about Disney’s data collection and use practices please read Disney’s Privacy Policy.  REPRESENTATIVES Effective 07/01/2023: Product/Service: Disney Direct-to-Consumer mobile applications and websites other than Disney+ Data Controller The Walt Disney Company Ltd. 3 Queen Caroline Street Hammersmith London W6 9PE EU Representative  The Walt Disney Company Benelux (BV) Asterweg 15S 1031 HL Amsterdam The Netherlands

Product/Service: Disney+ Data Controller  Joint controllership between The Walt Disney Company limited and The Walt Disney Company Benelux (BV) EU Representative  The Walt Disney Company Benelux (BV) Asterweg 15S 1031 HL Amsterdam The Netherlands Product/Service: Disneyland Paris Data Controller  The Walt Disney Company Ltd. 3 Queen Caroline Street Hammersmith London W6 9PE EU Representative Euro Disney Associes S.A.S. 1 Rond-Point d’Isigny 77700 Chessy France

Product/Service: Walt Disney Travel Company Data Controller  The Walt Disney Company Ltd. 3 Queen Caroline Street Hammersmith London W6 9PE EU Representative  Euro Disney Associes S.A.S. 1 Rond-Point d’Isigny 77700 Chessy France  Product/Service: Disney Cruise Line Data Controller  Magical Cruise Company Ltd. 3 Queen Caroline Street Hammersmith London W6 9PE EU Representative  Euro Disney Associes S.A.S. 1 Rond-Point d’Isigny 77700 Chessy France

EMEA PRIVACY RIGHTS Last Modified: 02/24/2022 This privacy notice applies to residents of countries in the Middle East, Africa and European countries that are not part of the EU. This privacy notice should be read in conjunction with our Privacy Policy. How we use your personal data and your rights: When you visit, shop or register with Disney online or use any Disney online product, service or mobile application, your personal data is controlled by The Walt Disney Company Limited of 3 Queen Caroline Street, London, W6 9PE, United Kingdom. If you are a Disney+ service subscriber residing in a country in the Middle East, Africa or in a European country which is not part of the EU, your personal data is also jointly controlled by Disney DTC EM Limited., the provider of the Disney+ service. Your personal data is primarily used to provide you with the Disney products and services you request. It may also be used to comply with legal obligations we are subject to or to fulfill our legitimate interests, such as to personalize your experience, develop and improve our services or to detect illegal activities. With your prior consent, it may also be used to send you offers and promotions.

You have a number of rights including the right to request access to, change, or remove your personal data, or to change your marketing preferences (including withdrawing your consent at any time) – please see our Privacy Policy to learn more about managing your marketing preferences or deleting your account. Our Data Protection Officer can be contacted by emailing: dataprotection@disney.co.uk. You have a right to lodge a complaint with your local Data Protection Supervisory Authority or with the UK Information Commissioner’s Office: ico.org.uk/for-the-public. For more information about Disney’s data collection and use practices please read Disney’s Privacy Policy. DATA CONTROLLERS: Product/Service: Disney Direct-to-Consumer mobile applications and websites other than Disney+ Data Controller  The Walt Disney Company Ltd. 3 Queen Caroline Street Hammersmith London W6 9PE Product/Service: Disney+ Data Controller Joint controllership between The Walt Disney Company Ltd. 3 Queen Caroline Street Hammersmith London W6 9PE and Disney DTC EM Ltd. 3 Queen Caroline Street Hammersmith London

DATA PROTECTION IN BRAZIL  This privacy notice should be read in conjunction with our Privacy Policy. How we use your personal data and your rights: When you visit, shop or register with Disney online or use any Disney online product, service or mobile application, your personal data is controlled by The Walt Disney Company (Argentina) S.A. Tucumán 1, Piso 4º (C1049AAA) Ciudad Autónoma de Buenos Aires, Argentina. If you are a Disney+ service subscriber residing in Brazil, your personal data is also jointly controlled by The Walt Disney Company Brasil Ltda., the provider of the Disney+ service.

Your personal data is primarily used to provide you with the Disney products and services you request. It may also be used to comply with legal obligations we are subject to or to fulfill our legitimate interests, such as to personalize your experience, develop and improve our services or to detect illegal activities. Disney may also process personal data for purposes of complying with applicable local laws and regulations in the territory where our products and services are offered. With your prior consent or whenever there is a legitimate interest at stake, it may also be used to send you offers and promotions. You have a number of rights set forth in Brazil’s data protection legislation including but not limited to the right to confirm the existence of the processing of your personal data, request access to, change, or remove your personal data, or to change your marketing preferences (including withdrawing your consent at any time) – please see our Privacy Policy to learn more about managing your marketing preferences or deleting your account. For more information about Disney’s data collection and use practices please read Disney’s Privacy Policy. Contact Information for Data Protection Office The Walt Disney Company (Argentina) S.A., Tucumán 1, Piso 4º (C1049AAA) Ciudad Autónoma de Buenos Aires, Argentina. Our Data Protection Officer can be contacted by emailing: latam.privacidade@disney.com Process to Make a Request To make a request, please visit lgpd.disney.com. Before completing your request, we may need to verify your identity or the identity of your authorized representative. We will send you a link to verify your email address and may request additional documentation or information solely for the purpose of verifying your identity.

DEFINITIONS AGGREGATE INFORMATION Aggregate means information about groups or categories of guests, which does not identify and cannot reasonably be used to identify an individual guest. ANONYMOUS INFORMATION Anonymous information means information that does not directly or indirectly identify, and cannot reasonably be used to identify, an individual guest. APPLICATION Application means a program or service operated by us (or on our behalf) that may be displayed on various online, mobile, or other platforms and environments, including those operated by third parties, which permits us to interact directly with our guests. CHILDREN Children means individuals who we have identified are not of legal age to consent to the collection and processing of their personal information. In the United States, the term “children” refers to individuals under 13 years of age.

DATA CONTROLLER A data controller means the subsidiary or affiliated entity of The Walt Disney Company that is responsible for the personal information collected and used within the scope of this policy from our sites and applications, as follows: If you live in the UK, Europe, Middle East or Africa: The Walt Disney Company Limited (Company Number 530051) 3 Queen Caroline Street Hammersmith London W6 9PE help@disney.co.uk If you live in Latin America: The Walt Disney Company (Argentina) S.A. Tucumán 1, Piso 4º (C1049AAA) Ciudad Autónoma de Buenos Aires Argentina latam.privacidad@disney.com If you are a Disney+ service EU subscriber residing outside the United Kingdom, your personal data is also jointly controlled by: The Walt Disney Company (Benelux) B.V. (Company Number 34076102) Asterweg 15S 1031 HL Amsterdam The Netherlands help@disneyplus.com US, Canada and Remaining Regions: Disney Interactive 500 South Buena Vista Street Mail Code 7667 Burbank, CA 91521-7667 United States of America Guest Services

DATA PROCESSOR A data processor is a person or entity that processes personal information on behalf of a data controller (or data controllers) and is permitted to perform data processing only as directed by the data controller(s). IP ADDRESS An IP address is associated with the access point through which you enter the Internet, and is typically controlled by your Internet Service Provider (ISP), your company, or your university. We may use IP addresses to collect information regarding the frequency with which our guests visit various parts of our sites and applications, and we may combine IP addresses with personal information. MEMBER Member means a subsidiary or affiliated entity that is part of The Walt Disney Family of Companies. PARENTS Parents means a parent or legal guardian. PERSONAL INFORMATION Personal information means information that identifies (whether directly or indirectly) a particular individual, such as the individual’s name, postal address, email address, and telephone number. When anonymous information is directly or indirectly associated with personal information, the resulting information also is treated as personal information.

PUBLIC FORUMS Our sites and applications may offer message boards, conversation pages, blogs, chat rooms, social community environments, profile pages, and other forums that do not have a restricted audience. If you provide personal information when you use any of these features, that personal information may be publicly posted and otherwise disclosed without limitation as to its use by us or by a third party. THE WALT DISNEY FAMILY OF COMPANIES The Walt Disney Family of Companies refers to The Walt Disney Company and its subsidiary and affiliated entities, which offer their products and services under various brand names. These companies engage in a number of businesses, including theme parks and travel, motion pictures and television, publishing, consumer products and interactive services. The Walt Disney Company brands include, among others, the following: ABC Entertainment ABC News Adventures by Disney Aulani, a Disney Resort & Spa Bamtech Media Bindass Buena Vista Catalog Company (including Disney Movie Club) D23 | The Official Disney Fan Club Disney Baby Disney Channels & DisneyNOW Disney Cruise Line Disney Digital Network Disney Family Movies

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YOUR CALIFORNIA PRIVACY RIGHTS Last Modified: 06/30/2023 This notice to California residents is provided under California law, including the California Consumer Privacy Act (“CCPA”), Cal. Civ. Code 1798.100, et seq. This notice supplements our Privacy Policy by explaining your privacy rights if you are a California resident, providing our “notice at collection,” and providing certain mandated disclosures about our treatment of California residents’ information, both online and offline. COLLAPSE ALL   NOTICE OF COLLECTION OF PERSONAL INFORMATION We collect these categories of personal information when you interact with us: identifiers/contact information, demographic information (such as gender and age), payment card information associated with you, commercial information, Internet or other electronic network activity information, geolocation data, audio, electronic, visual or similar information, and inferences drawn from the above. We collect this information so that we can best serve you, including to fulfill your requests and to share offers that we think you may be interested in.  A more detailed description of these purposes is in our Privacy Policy under “Use of Your Information by The Walt Disney Family of Companies.” California residents also have the right to “opt out” of the “sale” of their “personal information” to “third parties” (as those terms are defined in the CCPA and described below).

CCPA MANDATORY DISCLOSURES We also make the following disclosures for purposes of compliance with the CCPA: We collected the following categories of personal information in the last 12 months: identifiers/contact information, demographic information (such as gender and age), payment card information associated with you, commercial information, Internet or other electronic network activity information, geolocation data, audio, electronic, visual or similar information, and inferences drawn from the above. The sources of personal information from whom we collected are: directly from our guests, third-party sites or platforms that you link with your registration account, analytics tools, social networks, advertising networks, and third-party services that update or supplement information we hold about you. The business or commercial purposes of collecting personal information are as summarized in our “notice at collection” section, and as described in more detail in our Privacy Policy under “Use of Your Information by The Walt Disney Family of Companies.” We disclosed the following categories of personal information for a business purpose in the last 12 months: identifiers/contact information, demographic information (such as gender and age), payment card information associated with you, commercial information, Internet or other electronic network activity information, geolocation data, audio, electronic, visual or similar information, and inferences drawn from the above. We disclosed each category to third-party business partners and service providers, third-party sites or platforms such as social networking sites, and other third parties as described in the “Sharing Your Personal Information with Other Entities” section of the Privacy Policy. As the term is defined by the CCPA, we “sold” the following categories of personal information in the last 12 months: identifiers/contact information, Internet or other electronic network activity information, and inferences drawn from the above. We “sold” each category to advertising networks, data analytics providers, and social networks. The business or commercial purposes of “selling” personal information is for third-party companies to perform services on our behalf, such as marketing, advertising, and audience measurement. We do not “sell” personal information of known minors under 16 years of age

YOUR RIGHTS Right to Access If you are a California resident, you have the right to request, up to two times each year, access to categories and specific pieces of personal information about you that we collect, use, disclose, and sell. Right to Delete If you are a California resident, you have the right to request that we delete personal information that we collect from you, subject to applicable legal exceptions. Right to Opt Out of Sale of Personal Information If you are a California resident, you have the right to “opt out” of the “sale” of your “personal information” to “third parties” (as those terms are defined in the CCPA). Process to Make a CCPA Request Making Access and Deletion Requests To make an access or deletion request, please visit ccpa.disney.com. Before completing your request, we may need to verify your identity. We will send you a link to verify your email address and may request additional documentation or information solely for the purpose of verifying your identity. Instructions for Authorized Agents Making Access and Deletion Requests You may also use an authorized agent to submit an access or deletion request on your behalf.  Authorized agents may submit access and deletion requests at ccpa.disney.com/agents. An authorized agent must have your signed permission to submit a request on your behalf or provide proof that they have power of attorney in accordance with California probate law. Authorized agents that are business entities must be registered with the California Secretary of State to conduct business in California. Before completing requests from authorized agents, we may contact you directly to confirm you’ve given your permission and/or to verify your identity. Making Requests to “Opt Out” of the “Sale” of “Personal Information” To submit a request to opt out of the sale of your personal information, you may visit our “Do Not Sell My Personal Information” Rights page or send an email to caprivacy@twdc.com with the subject line “do not sell info.”  You may also use an authorized agent to submit a request to opt out on your behalf if you provide the authorized agent signed written permission to do so.  Authorized agents may submit requests to opt out by visiting ccpa.disney.com/agentsdnsmi. You have the right not to receive discriminatory treatment for the exercise of your privacy rights conferred by the CCPA.

Shine the Light Act If you are a California resident, California Civil Code Section 1798.83 permits you to request information regarding the disclosure of your personal information by certain members of The Walt Disney Family of Companies to third parties for the third parties’ direct marketing purposes. We take great pride in the relationship of trust we have built with our guests over many years and we are dedicated to treating your personal information with care and respect. Pursuant to California Civil Code Section 1798.83(c)(2), members of The Walt Disney Family of Companies do not share guests’ personal information with other member companies or others outside The Walt Disney Family of Companies for those parties’ direct marketing use unless a guest elects that we do so. To make such a request, please send an email to caprivacy@twdc.com or write us at:  CA Privacy Rights Disney Interactive Media Group 500 South Buena Vista Street Mail Code 7667 Burbank, CA 91521-7667 Removal of Content If you are a California resident under the age of 18, and a registered user of any site where this policy is posted, California Business and Professions Code Section 22581 permits you to request and obtain removal of content or information you have publicly posted. To make such a request, please send an email with a detailed description of the specific content or information to caprivacy@twdc.com. Please be aware that such a request does not ensure complete or comprehensive removal of the content or information you have posted and that there may be circumstances in which the law does not require or allow removal even if requested.

CALIFORNIA PRIVACY RIGHTS METRICS Request to Know Requests Received: 474 Requests Completed in Whole or in Part: 377 Requests Denied*: 97 Average Days to Complete: 7 Request to Delete Requests Received: 2,919 Requests Completed in Whole or in Part: 2,589 Requests Denied*: 330 Average Days to Complete: 6 Do Not Sell My Information Requests Received: 62,930 Requests Completed in Whole or in Part: 62,930 Requests Denied*: 0 Average Days to Complete: 1 This data reflects all requests received from individuals in the U.S. as well as certain requests from individuals outside of the U.S. between January 1 and December 31, 2022. * Requests may be denied in whole or in part due to various factors including because a request was not verifiable, was not made by a consumer, was made multiple times, or called for information exempt from disclosure.   CONTACT INFORMATION If you have a question about our privacy policies, please send an email to caprivacy@twdc.com or write us at: CA Privacy Rights Disney Interactive Media Group 500 South Buena Vista Street Mail Code 7667 Burbank, CA 91521-7667

CALIFORNIA CONSUMER PRIVACY ACT (CCPA) Last Modified: 04/26/2021 “DO NOT SELL MY PERSONAL INFORMATION” RIGHTS If you are a California resident, the California Consumer Privacy Act (“CCPA”) may permit you or your authorized agent to opt out of the “sale” of your personal information to third parties. Our Privacy Policy describes the limited circumstances in which we may share your information with third parties outside The Walt Disney Family of Companies. Based on the CCPA’s broad definition of the term “sale,” certain data collection on our sites and applications by third parties for purposes of interest-based advertising and social media tools may be a “sale” under the CCPA. On some of our sites and applications, clicking the “Do Not Sell My Information” link in the website footer or application settings will present you with a tool to opt out of tracking on that site or application. On some of our sites and applications, clicking the “Do Not Sell My Information” link will present you with a form to complete to request to opt out. To opt out, please follow the instructions provided when you click on the “Do Not Sell My Information” link. You may also choose to email us at caprivacy@twdc.com to opt out (with the subject line “do not sell info”), including if you are an authorized agent for a California resident; however, the more immediate way of fulfilling this request is through the options listed above.

In other cases, you will be directed to this page where you can learn more about your choices and how to opt out from interest based advertising more broadly and to opt out from certain social media and audience measurement tracking. To exercise these choices, please follow the instructions below. If you are an authorized agent making a CCPA request on behalf of a California consumer, please visit ccpa.disney.com/agentsdnsmi to submit the request. INTEREST-BASED ADVERTISING We and third parties collect information about your online activity on devices associated with you to provide you with personalized (or interest-based) advertising online. How to Opt Out You can adjust your device settings to opt out of interest-based advertising. You can use the Digital Advertising Alliance’s consumer choice tool to opt out of interest-based advertising. For websites, opt out on the DAA WebChoices Tool Please note, given current technology constraints, to opt out on mobile applications and connected devices (like smart TVs or streaming devices), please select the device setting’s option that allows you to disable ad tracking. To opt out, these devices typically require you to select options like “limit ad tracking” or to disable options such as “interest-based advertising,” “interactive TV,” or “smart interactivity.”  These settings vary by device type. Practical Tip: These opt out tools are limited to the device and web browser you use to opt out because they work off of your device ID or browser ID.  If you use another device or browser, you will need to opt out on each device and browser.  If you block or clear cookies from your browser, it may remove the opt out setting, requiring you to opt out again.

SOCIAL MEDIA We and our social media partners collect information about your online activity when you interact with our sites and applications How to Opt Out To opt out of social media site ad tracking and analytics, you can use your browser controls to opt out, or go directly to our partners listed below to disable social media tracking and analytics on this device. Google/YouTube To opt out of Google ad tracking and analytics, you can choose to block certain ads, or opt out or adjust ad personalization in Google’s ad settings. Facebook To opt out of Facebook ad tracking and analytics, follow the Facebook opt out instructions here. Twitter To opt out of Twitter ad tracking and analytics, follow the Twitter opt out instructions here. Snapchat To opt out of Snapchat ad tracking and analytics, follow the Snapchat opt out instructions here. AUDIENCE MEASUREMENT Nielsen Digital Measurement How to Opt Out To opt out of participating in Nielsen digital measurement research, follow the Nielsen opt out instructions here.

 YOUR US STATE PRIVACY RIGHTS Last Modified: 06/30/2023 This page contains additional information relevant to residents of certain US states that have their own data privacy laws and regulations, and associated rights. This content should be read in conjunction with our Privacy Policy. COLLAPSE ALL CALIFORNIA This notice to California residents is provided under California law. It provides our “Notice at Collection,” provides certain mandated disclosures about our treatment of California residents’ information, both online and offline, explains your privacy rights, and provides our “Notice of Financial Incentives.”

NOTICE AT COLLECTION We may collect the following categories of personal information (as defined in the California Consumer Privacy Act (CCPA) and the California Customer Records statute), including sensitive personal information (as defined in the CCPA): Identifiers, such as name, email address, username and password, postal address, telephone number, signature, government-issued identifier, license plate number, IP address, and other similar identifiers. Characteristics of protected classifications and demographic information, such as gender, age, race, disability status, sexual orientation, gender identity, military/veteran status, marital status, national origin, and medical information. Commercial information, including information about your interests and consuming history or tendencies, such as products or services considered; transaction information when you request information, contact Guest Services, or purchase, return, request or exchange a product or service, including payment card information or other financial information; information provided in response to surveys or other research conducted on our behalf; and information you provide in public forums. Internet or other electronic network activity information, including information regarding your interactions with us online and information we obtain from third parties about use of our applications on third-party platforms or devices. Geolocation data, including precise or approximate location information provided by a mobile device or other device or product interacting with or detected by our sites, applications, or physical properties, where we are permitted by law to process this information. Audio, electronic, visual, or similar information, including telephone call recordings, other voice recordings, and still or video images captured by cameras or readers on or around our physical properties. Inferences based on the above. We collect this information so that we can best serve you, including to fulfill your requests and to share offers or information that we think you may be interested in. As further described in the “Use of Your Information by The Walt Disney Family of Companies” section in our Privacy Policy, we generally collect and use the above-listed categories of personal information to provide and manage our sites, applications, products, and services, and for other business or commercial purposes, such as advertising, marketing, and to improve our products and services. Certain data collection on our sites and applications by third parties for purposes of interest-based advertising and social media tools may be a “sale” or “sharing” under California privacy law. As defined by California law, we “sold” or “shared” certain data elements within the following categories of personal information: identifiers, demographic information, commercial information, Internet or other electronic network activity information, approximate geolocation, and inferences drawn from the above.

If you would like to opt out of the sale or sharing of your personal information, you may click the “Do Not Sell or Share My Personal Information” link in our website footers or in our application settings. Please note that your opt-out choice is specific to the digital property and to the device and browser you are using. You may additionally choose to provide the information requested in this opt-out form, which may enable us to take action on your opt-out request more broadly than for a specific digital property. We retain each category of personal information that we collect for as long as necessary to fulfill the purposes described in our Privacy Policy, including to satisfy legal or reporting requirements. What this means in practice will vary for different types of information, but the criteria assessed in the data retention analysis take into account ongoing business or legal needs for the information, for example in relation to tax, health and safety, and potential or actual disputes or investigations. More information, including a description of your legal rights, can be found in the “California Privacy Rights” section below. ADDITIONAL PRIVACY MANDATORY DISCLOSURES We also make the following disclosures for purposes of compliance with California privacy law: We collected the following categories of personal information in the last 12 months: identifiers, characteristics of protected classifications and demographic information, commercial information, Internet or other electronic network activity information, geolocation data, audio, electronic, visual or similar information, and inferences drawn from the above. The sources of personal information from whom we collected are: directly from our guests, third-party sites or platforms that you link with your registration account, analytics tools, social networks, advertising networks, and third-party services that update or supplement information we hold about you. The business or commercial purposes of collecting personal information are as summarized in our “Notice at Collection” section, and as described in more detail in our Privacy Policy under “Use of Your Information by The Walt Disney Family of Companies.” We disclosed certain data elements within the following categories of personal information for a business purpose in the last 12 months: identifiers, characteristics of protected classifications and demographic information, commercial information, Internet or other electronic network activity information, geolocation data, audio, electronic, visual or similar information, and inferences drawn from the above. We disclosed each category to business partners, service providers, government entities, and other third parties as described in the “Sharing Your Personal Information with Other Entities” section of the Privacy Policy. As defined by applicable law, we “sold” or “shared” certain data elements within the following categories of personal information in the last 12 months: identifiers, demographic information, commercial information, Internet or other electronic network activity information, approximate geolocation, and inferences drawn from the above. We “sold” or “shared” each category to or with entities who provide advertising, marketing, or audience measurement; other online third-party branded tools or functionality (such as maps or video players); and social networks. The business or commercial purposes of “selling” or “sharing” personal information is to assist us with advertising, marketing, audience measurement, and other functionality on our digital properties. We do not “sell” or “share” the personal information of known minors under 16 years of age. We do not use or disclose sensitive personal information for purposes other than those specified in Section 7027(m) of the CCPA regulations.

YOUR CALIFORNIA PRIVACY RIGHTS Right to Know You have the right to request that we disclose to you the categories of personal information we have collected about you, as well as the sources of such personal information, the purposes, and the categories of third parties with whom such personal information is shared. Right to Access You have the right to request, up to two times each year, access to categories and specific pieces of personal information about you that we collect, use, disclose, sell, and share. Right to Delete You have the right to request that we delete personal information that we collect from you, subject to applicable legal exceptions. Right to Correct You have the right to request that we correct inaccurate personal information that we maintain about you, subject to applicable legal exceptions. Right to Opt Out of Sale or Sharing of Personal Information You have the right to “opt out” of the “sale” or “sharing” of your “personal information” to or with “third parties” (as those terms are defined by applicable law). Removal of Content If you are a California resident under the age of 18, and a registered user of any site where this policy is posted, California Business and Professions Code Section 22581 permits you to request and obtain removal of content or information you have publicly posted. Shine the Light California Civil Code Section 1798.83 permits you to request information regarding the disclosure of your personal information by certain members of The Walt Disney Family of Companies to third parties for the third parties’ direct marketing purposes. The Walt Disney Family of Companies does not share guests’ personal information with other member companies or others outside The Walt Disney Family of Companies for those parties’ direct marketing use unless a guest elects that we do so. Right Not to Receive Discriminatory Treatment You have the right not to receive discriminatory treatment for the exercise of your privacy rights. If you choose to exercise any of these rights, you will not receive different prices or quality of services unless permitted by applicable law, including if those differences are reasonably related to your information. For example, if you exercise your right to opt out of “sale” or “sharing” of your ”personal information,” the ads you view may not be tailored to your interests.

EXERCISING YOUR CALIFORNIA PRIVACY RIGHTS Making Requests to Know, Access, Delete, or Correct Your Personal Information To make a request to know or to make an access, deletion, or correction request, please visit usprivacy.disney.com. To submit a request by phone, you may call (877) 466-6669. Before completing your request, we may need to verify your identity. We will send you a link to verify your email address and may request additional documentation or information solely for the purpose of verifying your identity. Making Requests to Opt Out of the Sale or Sharing of Personal Information To submit a request to “opt out” of the “sale” or “sharing” of your “personal information,” you may click the “Do Not Sell or Share My Personal Information” link in our website footers or in our application settings, or you may choose to enable online, where available, a universal tool that automatically communicates your opt-out preferences, such as the Global Privacy Control (“GPC”). We will process the GPC signal as a request to opt out. Instructions for Using an Authorized Agent to Make Requests You may use an authorized agent to submit a request to know or an access, deletion, correction, or opt-out request on your behalf. An authorized agent must have your signed permission to submit a request on your behalf or provide proof that they have power of attorney in accordance with applicable law. Before completing requests from authorized agents, we may contact you directly to confirm you’ve given your permission and/or to verify your identity. Authorized agents may submit requests at usprivacy.disney.com/agents. Making Requests for Removal of Content California residents under the age of 18 may make requests to remove content by sending an email with a detailed description of the specific content or information to be removed to usprivacy@twdc.com. Please be aware that such a request does not ensure complete or comprehensive removal of the content or information you have posted and that there may be circumstances in which the law does not require or allow removal even if requested. Making Shine the Light Request To make a request for information under the Shine the Light Act, please send an email to usprivacy@twdc.com.

CALIFORNIA PRIVACY RIGHTS METRICS Request to Know Requests Received: 474 Requests Completed in Whole or in Part: 377 Requests Denied*: 97 Average Days to Complete: 7 Request to Delete Requests Received: 2,919 Requests Completed in Whole or in Part: 2,589 Requests Denied*: 330 Average Days to Complete: 6 Do Not Sell My Personal Information Requests Received: 62,930 Requests Completed in Whole or in Part: 62,930 Requests Denied*: 0 Average Days to Complete: 1 This data reflects all requests received from individuals in the US as well as certain requests from individuals outside of the US between January 1 and December 31, 2022. * Requests may be denied in whole or in part due to various factors including because a request was not verifiable, was not made by a consumer, was made multiple times, or called for information exempt from disclosure.

NOTICE OF FINANCIAL INCENTIVES Members of The Walt Disney Family of Companies may offer various and different loyalty or promotional programs that provide certain benefits to our guests. For example, we may provide special offers or discounts to our guests as part of certain programs, promotional campaigns, subscriptions, or other offerings. We may also provide discounts when guests sign up to receive marketing messages or when guests claim a specific offer. In this Notice of Financial Incentives, we refer to these various programs and offerings as the “Programs.” To learn more about the details of our Programs, including the material terms, please visit our Loyalty Programs/Financial Incentives page, where you can review the specific terms of each Program and learn how to opt out at any time in accordance with the applicable terms of each program. If you have any questions or require assistance, please contact us at usprivacy@twdc.com. In general, we collect personal information to support and fulfill the Programs, which could include identifiers, demographic information, commercial information, Internet or other electronic network activity information, geolocation data, audio, electronic, visual or similar information, and inferences drawn from the above. For additional details on the types of information we may collect, please see “Types of Information We Collect” in our Privacy Policy. Because we collect personal information, the Programs may be considered to be “financial incentives” or “price or service differences” under California law. To the extent the Programs are reasonably related to the value of guest personal information, the method for calculating this value would include the expenses related to our offer (such as the costs of providing discounts, free shipping, or other promotions, intellectual property or marketing costs, and other related expenses). The value of the guest personal information that we collect will vary depending on the engagement by each guest. CONTACT INFORMATION If you have a question about our privacy policies and information practices, please send an email to usprivacy@twdc.com.

COLORADO Colorado law provides Colorado residents with the rights listed below. Right to Access You have the right to know and see what personal data we have collected about you in a usable format. Right to Delete You have the right to request that we delete the personal data we have collected about you, subject to applicable legal exceptions. Right to Correct You have the right to request that we correct inaccurate personal data. Right to Opt Out of Targeted Advertising and Sale of Personal Data You have the right to “opt out” of “targeted advertising” and the “sale” of your “personal data” (as defined under Colorado law). EXERCISING YOUR COLORADO PRIVACY RIGHTS Making Access, Deletion, and Correction Requests To make an access, deletion, or correction request, please visit usprivacy.disney.com. To submit a request by phone, you may call (877) 466-6669. Before completing your request, we may need to verify your identity. We will send you a link to verify your email address and may request additional documentation or information solely for the purpose of verifying your identity. Making Requests to Opt Out of Targeted Advertising or the Sale of Personal Data To submit a request to “opt out” of “targeted advertising” or the “sale” of your “personal data,” you may click on the “Do Not Sell or Share My Personal Information” link in our website footers or in our application settings, or you may choose to enable online, where available, a universal tool that automatically communicates your opt-out preferences, such as the Global Privacy Control (“GPC”). We will process the GPC signal as a request to opt out. Instructions for Using an Authorized Agent to Make Requests You may use an authorized agent to submit an access, deletion, correction, or opt-out request on your behalf. An authorized agent must have your signed permission to submit a request on your behalf or provide proof that they have power of attorney in accordance with applicable law. Before completing requests from authorized agents, we may contact you directly to confirm you’ve given your permission and/or to verify your identity. Authorized agents may submit requests at usprivacy.disney.com/agents. To appeal our decision regarding a request related to these rights, you may email us at usprivacy@twdc.com.

NOTICE ABOUT OUR LOYALTY PROGRAMS Members of The Walt Disney Family of Companies may offer various and different loyalty or promotional programs that provide certain benefits to our guests. For example, we may provide special offers or discounts to our guests as part of certain programs, promotional campaigns, subscriptions, or other offerings. We may also provide discounts when guests sign up to receive marketing messages or when guests claim a specific offer. In this notice about our loyalty programs, we refer to these various programs and offerings as the “Programs.” To learn more about the details of our Programs, including the material terms, please visit our Loyalty Programs/Financial Incentives page, where you can review the specific terms of each Program and learn how to opt out at any time in accordance with the applicable terms of each program. If you have any questions or require assistance, please contact us at usprivacy@twdc.com. In general, we collect personal information to support and fulfill the Programs, which could include identifiers, demographic information, commercial information, Internet or other electronic network activity information, geolocation data, audio, electronic, visual or similar information, and inferences drawn from the above. For additional details on the types of information we may collect, please see “Types of Information We Collect” in our Privacy Policy. The Programs may be considered to be “bona fide loyalty programs” under Colorado law. As personal information is necessary to fulfill the Program benefits, if you decide to exercise your deletion rights, you will not be able to participate in the Programs. To the extent the Programs are reasonably related to the value of guest personal information, the method for calculating this value would include the expenses related to our offer (such as the costs of providing discounts, free shipping, or other promotions, intellectual property or marketing costs, and other related expenses).  The value of the guest personal information that we collect will vary depending on the engagement by each guest. CONTACT INFORMATION If you have a question about our privacy policies, please send an email to usprivacy@twdc.com.

CONNECTICUT Connecticut law provides Connecticut residents with the rights listed below. Right to Access You have the right to know and see what personal data we have collected about you in a usable format. Right to Delete You have the right to request that we delete the personal data we have collected about you, subject to applicable legal exceptions. Right to Correct You have the right to request that we correct inaccurate personal data. Right to Opt Out of Targeted Advertising and Sale of Personal Data You have the right to “opt out” of “targeted advertising” and the “sale” of your “personal data” (as defined under Connecticut law). EXERCISING YOUR CONNECTICUT PRIVACY RIGHTS Making Access, Deletion, and Correction Requests To make an access, deletion, or correction request, please visit usprivacy.disney.com. To submit a request by phone, you may call (877) 466-6669. Before completing your request, we may need to verify your identity. We will send you a link to verify your email address and may request additional documentation or information solely for the purpose of verifying your identity. Making Requests to Opt Out of Targeted Advertising or the Sale of Personal Data To submit a request to “opt out” of “targeted advertising” or the “sale” of your “personal data,” you may click on the “Do Not Sell or Share My Personal Information” link in our website footers or in our application settings, or you may choose to enable online, where available, a universal tool that automatically communicates your opt-out preferences, such as the Global Privacy Control (“GPC”). We will process the GPC signal as a request to opt out. Instructions for Using an Authorized Agent to Make Requests You may use an authorized agent to submit a request to opt out of targeted advertising or the sale of personal data. Authorized agents may submit such requests at usprivacy.disney.com/agents. Authorized agents can make a request on your behalf if we are provided with verification of your identity and confirmation that you provided the agent authority to act on your behalf. To appeal our decision regarding a request related to these rights, you may email us at usprivacy@twdc.com.

UTAH Utah law provides Utah residents with the rights listed below. Right to Access You have the right to know and see what personal data we have collected about you in a usable format. Right to Delete You have the right to request that we delete the personal data we have collected about you, subject to applicable legal exceptions. Right to Opt Out of Targeted Advertising You have the right to “opt out” of “targeted advertising” (as defined under Utah law). We do not “sell” personal data as defined under Utah law. EXERCISING YOUR UTAH PRIVACY RIGHTS Making Access and Deletion Requests To make an access or deletion request, please visit usprivacy.disney.com. To submit a request by phone, you may call (877) 466-6669. Before completing your request, we may need to verify your identity. We will send you a link to verify your email address and may request additional documentation or information solely for the purpose of verifying your identity. Making Requests to Opt Out of Targeted Advertising To submit a request to “opt out” of “targeted advertising” you may click on the “Do Not Sell or Share My Personal Information” link in our website footers or in our application settings, or you may choose to enable online, where available, a universal tool that automatically communicates your opt-out preferences, such as the Global Privacy Control (“GPC”). We will process the GPC signal as a request to opt out.

VIRGINIA Virginia law provides Virginia residents with the rights listed below. Right to Access You have the right to know and see what personal data we have collected about you in a usable format. Right to Delete You have the right to request that we delete the personal data we have collected about you, subject to applicable legal exceptions. Right to Correct You have the right to request that we correct inaccurate personal data. Right to Opt Out of Targeted Advertising You have the right to “opt out” of “targeted advertising” (as defined under Virginia law). We do not “sell” personal data as defined under Virginia law. EXERCISING YOUR VIRGINIA PRIVACY RIGHTS Making Access, Deletion, and Correction Requests To make an access, deletion, or correction request, please visit usprivacy.disney.com. To submit a request by phone, you may call (877) 466-6669. Before completing your request, we may need to verify your identity. We will send you a link to verify your email address and may request additional documentation or information solely for the purpose of verifying your identity. Making Requests to Opt Out of Targeted Advertising To submit a request to “opt out” of “targeted advertising” you may click on the link “Do Not Sell or Share My Personal Information” on the footer of our websites or you may choose to enable online, where available, a universal tool that automatically communicates your opt-out preferences, such as the Global Privacy Control (“GPC”). We will process the GPC signal as a request to opt out. To appeal our decision regarding a request related to these rights, you may email us at usprivacy@twdc.com.

FOR PARENTS At The Walt Disney Company, we are committed to protecting the privacy of children who use our sites and applications. We respect your right as a parent to understand  our information practices , including the types of personal information we may collect from children, the uses to which we may put that information, and whether and with whom we may share that information.  Read our Children’s Privacy Policy for details on our practices and your choices as a parent. Our Internet Safety tips are designed to help start a dialog with your kids about staying safe online, while enjoying all that online experiences have to offer. Learn more about the importance of profile creation on Disney+ by reading our Advertising on Disney+ article. Have questions or suggestions?  Visit our Support page, and we’ll be happy to hear from you.

INTERNET SAFETY The best way to know what your child is doing online is to ask. LEARN MORE  INTERNET SAFETY  CHILDREN’S PRIVACY POLICY The Walt Disney Family of Companies (“TWDC”) is committed to protecting the privacy of children who use our sites and applications. LEARN MORE  CHILDREN’S PRIVACY POLICY

CHILDREN’S PRIVACY POLICY Updated: 3/11/2022 The Walt Disney Family of Companies (“TWDC”) is committed to protecting the privacy of children who use our sites and applications. This Children’s Online Privacy Policy explains our information collection, disclosure, and parental consent practices with respect to information provided by children under the age of 13 (“child” or “children”), and uses terms that are defined in our general Privacy Policy. This policy is in accordance with the U.S. Children’s Online Privacy Protection Act (“COPPA”), and outlines our practices in the United States regarding children’s personal information. For more information about COPPA and general tips about protecting children’s online privacy, please visit OnGuard Online. The Walt Disney Company’s Child Directed Websites and Mobile Apps are included in PRIVO’s Kids Privacy Assured COPPA Safe Harbor Certification Program (“the Program”). The Program certification applies to the digital properties listed on the validation page that is viewable by clicking on the PRIVO seal. PRIVO is an independent, third-party organization committed to safeguarding children’s personal information collected online. PRIVO aims to help parents and their children exercise control over personal information while exploring the Internet. The PRIVO COPPA certification seal posted on this page indicates The Walt Disney Company has established COPPA compliant privacy practices and has agreed to submit to PRIVO’s oversight and consumer dispute resolution process. If you have questions or concerns about our privacy practices, please contact us at (877) 466-6669 or privacycontact@twdc.com. If you have further concerns after you have contacted us, you can contact PRIVO directly at privacy@privo.com.

1. THE INFORMATION WE COLLECT FROM CHILDREN, HOW WE USE IT, AND HOW AND WHEN WE COMMUNICATE WITH PARENTS TWDC offers to its users a range of sites and applications, some of which are primarily targeted at children, and others that are intended for users of all ages and their families. Our sites and applications offer a variety of activities, including activities that may collect information from children. Below we summarize potential instances of collection and outline how and when we will provide parental notice and/or seek parental consent. In any instance that we collect personal information from a child, we will retain that information only so long as reasonably necessary to fulfill the activity request or allow the child to continue to participate in the activity, and ensure the security of our users and our services, or as required by law. In the event we discover we have collected information from a child in a manner inconsistent with COPPA’s requirements, we will either delete the information or immediately seek the parent’s consent for that collection. Registration Children can, in many cases, register with our sites and applications to view content, play games, participate in contests, and engage in special features, among other things. During the registration process, we may ask the child to provide certain information for notification and security purposes, including a parent or guardian’s email address, the child’s first name and gender, the child’s member or account username, and password. We also may ask for birth dates from children to validate their ages. We strongly advise children never to provide any personal information in their usernames. Please note that children can choose whether to share their information with us, but certain features cannot function without it. As a result, children may not be able to access certain features if required information has not been provided. We will not require a child to provide more information than is reasonably necessary in order to participate in an online activity. About the collection of parent email address: Consistent with the requirements of COPPA, on any child-targeted site or application, or in any instance where we ask for age and determine the user is age 12 or under, we will ask for a parent or guardian email address before we collect any personal information from the child. If you believe your child is participating in an activity that collects personal information and you or another parent/guardian have NOT received an email providing notice or seeking your consent, please feel free to contact us at privacycontact@twdc.com. We will not use parent emails provided for parental consent purposes to market to the parent, unless the parent has expressly opted in to email marketing or has separately participated in an activity that allows for such email contact. Content Generated by a Child Certain activities on our sites and applications allow children to create or manipulate content and save it with TWDC. Some of these activities do not require children to provide any personal information and therefore may not result in notice to the parent or require parental consent. If an activity potentially allows a child to insert personal information in their created content, we will either pre-screen the submission to delete any personal information, or we will seek verifiable parental consent by email for the collection. Examples of created content that may include personal information are stories or other open-text fields, and drawings that allow text or free-hand entry of information. If, in addition to collecting content that includes personal information, TWDC also plans to post the content publicly or share it with a third party for the third party’s own use, we will obtain a higher level of parental consent.

About Verifiable Parental Consent: Email Consent. In the event TWDC wishes to collect personal information from a child, COPPA requires that we first seek a parent or guardian’s consent by email. In the email we will explain what information we are collecting, how we plan to use it, how the parent can provide consent, and how the parent can revoke consent. If we do not receive parental consent within a reasonable time, we will delete the parent contact information and any other information collected from the child in connection with that activity. High-Level Consent. In the event TWDC collects personal information from a child that will be posted publicly, we will seek a higher level of consent than email consent. Such “high-level” methods of consent include but are not limited to asking for a credit card or other payment method for verification (with a nominal charge involved), speaking to a trained customer service representative by telephone or video chat, or requiring a signed consent form by mail, email attachment, or fax. After providing high-level consent, a parent may have the opportunity to use a pin or password in future communications as a way to confirm the parent’s identity. Teacher consent in lieu of a parent. With regard to school-based activities, COPPA allows teachers and school administrators to act in the stead of parents to provide consent for the collection of personal information from children. Schools should always notify parents about these activities. For more information on parental rights with respect to a child’s educational record under the Family Educational Rights and Privacy Act (FERPA), please visit the FERPA site. Chat Certain games and activities that are directed to children allow users to communicate directly with other users by means of a chat system. In most cases, these chat systems employ filters that are intended to prevent the communication of both personal information and age-inappropriate words and phrases. In addition to filters, we may employ live moderation and/or encourage other users to flag inappropriate communications. We strongly encourage children who use these interactive features on our sites and applications never to provide personal information about themselves or any third party, and certainly never to attempt to circumvent our filters or moderation. We also recommend that parents carefully supervise their children when the children participate in online activities. Where TWDC employs a chat system that does not filter all or nearly all personal information, we will first seek high-level consent from the parent. Contests and Sweepstakes For contests and sweepstakes, we typically require only the information necessary for a child to participate, such as first name (to distinguish among family members) and parent email address (to notify the parent where required by law). We only contact the parent for more personalized information for prize-fulfillment purposes when the child wins the contest or sweepstakes. Of course, some contests and sweepstakes ask the child to submit their own created content along with the child’s entry. In those instances, we may require parental consent prior to submission. Please see Content Generated by a Child above for more information on our collection, notice, and consent policies.

Email Contact with a Child On occasion, in order to respond to a question or request from a child, TWDC may need to ask for the child’s online contact information, such as an email address. TWDC will delete this information immediately after responding to the question or request. In connection with certain activities or services, we may collect a child’s online contact information, such as an email address, in order to communicate with the child more than once. In such instances we will retain the child’s online contact information to honor the request and for no other purpose such as marketing. One example would be a newsletter that provides occasional updates about a site, game/activity, television show, personality/character, or feature movie. Whenever we collect a child’s online contact information for ongoing communications, we will simultaneously require a parent email address in order to notify the parent about the collection and use of the child’s information, as well as to provide the parent an opportunity to prevent further contact with the child. On some occasions a child may be engaged in more than one ongoing communication, and a parent may be required to “opt-out” of each communication individually. Push Notifications Push notifications are notifications on mobile and other devices that are typically associated with downloaded applications, and which can communicate to the device holder even when the application is not in use. We will require a child to provide a parent email address before the child can receive push notifications from our child-directed applications that collect a device identifier. We will then provide the parent with notice of our contact with the child and will provide the parent the opportunity to prevent further notifications. Finally, we will not associate the device identifier with other personal information without contacting the parent to get consent. Geolocation Data If a child-directed TWDC site or application collects geolocation information that is specific enough to equate to the collection of a street address, we will first seek parental consent via email. Persistent Identifiers When children interact with us, certain information may automatically be collected, both to make our sites and applications more interesting and useful to children and for various purposes related to our business. Examples include the type of computer operating system, the child’s IP address or mobile device identifier, the web browser, the frequency with which the child visits various parts of our sites or applications, and information regarding the online or mobile service provider. This information is collected using technologies such as cookies, flash cookies, web beacons, and other unique identifiers (which we define under the “Online Tracking Technologies” section of our general Privacy Policy). This information may be collected by TWDC or by a third party. This data is principally used for internal purposes only, in order to: provide children with access to features and activities on our sites and applications customize content and improve our sites and applications conduct research and analysis to address the performance of our sites and applications generate anonymous reporting for use by TWDC In the event we collect (or allow others to collect) such information from children on our sites and applications for other purposes, we will notify parents and obtain consent prior to such collection.

Visit the Third-Party Operators page to see the list of third-party operators who collect persistent identifiers on our sites and applications. Please contact us at the mailing address, email, or phone number below with questions about the operators’ privacy policies and collection and use practices: Disney Interactive 500 South Buena Vista Street Mail Code 7667 Burbank, CA 91521-7667 United States of America Phone: (877) 466-6669 Email: privacycontact@twdc.com  2. WHEN INFORMATION COLLECTED FROM CHILDREN IS AVAILABLE TO OTHERS In addition to those rare instances where a child’s personal information is posted publicly (after receiving high-level parental consent), we also may share or disclose personal information collected from children in a limited number of instances, including the following: We may share information with our service providers if necessary for them to perform a business, professional, or technology support function for us. We may disclose personal information if permitted or required by law, for example, in response to a court order or a subpoena. To the extent permitted by applicable law, we also may disclose personal information collected from children (i) in response to a law enforcement or public agency’s (including schools or children services) request; (ii) if we believe disclosure may prevent the instigation of a crime, facilitate an investigation related to public safety or protect the safety of a child using our sites or applications; (iii) to protect the security or integrity of our sites, applications, and other technology, as well as the technology of our service providers; or (iv) enable us to take precautions against liability.

3. PARENTAL CHOICES AND CONTROLS At any time, parents can refuse to permit us to collect further personal information from their children in association with a particular account, and can request that we delete from our records the personal information we have collected in connection with that account. Please keep in mind that a request to delete records may lead to a termination of an account, membership, or other service. Where a child has registered for a Disney.com account, we use two methods to allow parents to access, change, or delete the personally identifiable information that we have collected from their children: Parents can request access to and delete their child’s personal information by logging on to the child’s account. Parents will need their child’s username and password. The Your Account home page explains how to recover a password if the child cannot recall it. Parents can contact Guest Services to request access to, change, or delete their child’s personal information by sending an email to us at ms_support@help.go.com. A valid request to delete personal information will be accommodated within a reasonable time. Any other inquiries may be directed to: Disney Interactive 500 South Buena Vista Street Mail Code 7667 Burbank, CA 91521-7667 United States of America Phone: (877) 466-6669 (US and Canada) Email: privacycontact@twdc.com In any correspondence such as e-mail or mail, please include the child’s username and the parent’s email address and telephone number. To protect children’s privacy and security, we will take reasonable steps to help verify a parent’s identity before granting access to any personal information.

ADVERTISING ON DISNEY+ Disney+ offers a variety of plans to choose from, some of which are ad supported. Subscribers are encouraged to create profiles for each member of their family. Profiles for users under 18 will receive advertising appropriate for an under 18 audience when using Disney+ Basic (with ads). Learn more at the Disney+ Help Center.

INTERNET SAFETY ASK QUESTIONS The best way to know what your child is doing online is to ask. Whether you ask other parents, an Internet-savvy friend, or your child about how they use the Internet asking the right questions will help you understand what your child is doing online so you can make sure they are making safe online choices. Questions to ask your child: What sites do you visit? What do you do on those sites? Why do you go to that site? How much time do you spend on the site? Did you have to register? What information did they ask for? What information did you give?

Spend time surfing the Web with your child. This is a great way to learn about what types of interactions your child is having online, and with whom. COMMUNICATE Once you have an idea of how your child uses the Internet and what is available to them, you can establish online guidelines and rules. Whether it’s setting guidelines about which sites to visit or what’s okay to do online, it is essential to clearly communicate the rules to your child. Speak often to your child about potential risks and what to do in various situations. Encourage your child to ask questions about situations they run into. Being aware of the risks your child faces, and communicating frequently with your child about these risks, will help develop their judgment and responsibility about Internet usage. SAFETY RULES While the Internet offers amazing opportunities for entertainment, education, connectivity, and more, anyone who goes online should understand basic Online Safety. Teaching these basics to your children is essential. When asked by friends or strangers, online or offline, never share Account IDs and Passwords. Don’t reveal any personal identity information in your Screen Names, such as your birthday, hobbies, hometown or school. In any information exchange, like e-mail or chat, never give any personal information about yourself or someone else. Don’t share photos of yourself, your family, or your home with people you meet online. Never open e-mails that come from unknown sources DELETE them. If you receive mean or threatening comments online, don’t respond. Log off and report the activity to your parents. Nothing you write on the Web is completely private. Be careful what you write and to whom. Never make plans to meet an online “friend” in person. WHEN IN DOUBT: Always ask your parents for help. If you’re not sure, log off.

CYBER BULLIES Just as a child may encounter bullying or aggressive behavior from other students in school, they may be subject to bullying online. So-called “cyber bullies” may send harmful and cruel words or images through the Internet or an electronic device such as a cell phone, in order to harass, embarrass, humiliate, and threaten their target. Other forms of bullying include password hacking, identity theft and blackmail. Many kids may be equally likely to become bullies or victims. While some are anonymous, cyber bullies are often kids who are known by a child from their school, camp, community group, or neighborhood. It is important to talk openly with children about how to handle cyber bullying issues. If your child encounters a form of cyber bullying, remember that bullies thrive on the reactions of their targets. Children should avoid escalating the situation by refraining from responding to the bully. Parents should contact your local authorities if the problem persists. Be sure to save all messages, including dates and time. RESOURCES Children as young as two are interacting with the Internet from their parents’ laps. As they get older, however, they may begin to venture online by themselves, with as much support and guidance as you can provide. It is up to parents to decide which controls to put in place and when to ease up as children grow and mature in their decision-making. Here are some resources that you can use to shape your child’s Internet usage: Many sites have guides for parents. Take a look to make sure that you understand how the sites your child visits approach safety. Some sites offer parental controls. Take advantage of parental controls to determine what your child has access to. Most browsers have settings that can block Web sites or entire domains. Use these controls to pre-select Web sites children can or cannot visit. Research software available that can monitor children’s Internet use. Review the privacy policies of your child’s favorite sites to be aware of what kind of information is being collected about your child, and how it is being used.

PRIVACY CONTROLS We use technology, such as cookies (browser and Flash) and web beacons, to collect information when you visit our sites or use our applications on third party sites or platforms. Please visit our Online Tracking and Advertising page for more information, including how to disable cookies. You may exercise your controls and choices by visiting Communication Choices, contacting Guest Services, or following instructions provided in the communications sent to you.

COMMUNICATION CHOICES Update your privacy choices, or manage the registration account for yourself or your child. LEARN MORE COMMUNICATION CHOICES ONLINE TRACKING TECHNOLOGIES AND ADVERTISING We and certain service providers operating on our behalf collect information about your activity, or activity on devices associated with you, on our sites and applications using tracking technologies such as cookies, Flash cookies, pixels, tags, software development kits, application program interfaces, and Web beacons. LEARN MORE ONLINE TRACKING TECHNOLOGIES AND ADVERTISING

ONLINE TRACKING TECHNOLOGIES AND ADVERTISING1. ONLINE TRACKING TECHNOLOGIES AND ADVERTISING We, certain service providers operating on our behalf, and third parties may collect information about your activity, or activity on devices associated with you, on our sites and applications and third-party sites and applications using tracking technologies such as cookies, pixels, tags, software development kits, application program interfaces, and Web beacons. We may collect information whether or not you are logged in or registered, and may associate this tracking data with your registration account (if you have one).

Definitions for some of the tracking technologies listed, as well as information about your choices with respect to them, are available below. This tracking data may be used for many purposes including, for example, to: Provide useful features to simplify your experience when you return to our sites and applications (for example, remembering your shipping information for future purchases); Deliver relevant content and advertising based on your preferences, usage patterns and location; Monitor, evaluate, measure, and optimize the use and operation of our sites and applications and the advertising that you see; and Analyze traffic on our sites and on the sites of third parties. We may use your personal information to deliver relevant marketing and advertising to you on our properties and on third parties’ sites and applications. We may provide social media and other platforms with limited personal information, such as certain identifiers or your hashed email address, which they match with their customers’ profiles. Based on this, the platform may show you our ads, look for other users who may enjoy our ads, suppress our ads for you, and provide us insights on how to optimize and better target our advertising. Some states provide residents or, in some cases, their authorized agents, with the right to opt out of the “selling” or “sharing” of their “personal information”, or of “targeted advertising” based on their “personal information.” To submit a request to opt out you may click the “Do Not Sell or Share My Personal Information” link in our website footers or in our application settings. Please note that your opt-out choice is specific to the digital property and to the device and browser you are using. If you access other digital properties of The Walt Disney Family of Companies, you will need to make a separate election for each. Also, if you clear your cookies on your browser or use another browser or device, you may need to opt out again. Importantly, you may also choose to provide the information requested in this opt out form, which may enable us to take action on your opt-out request more broadly than for a specific digital property, including on properties where you are an authenticated guest. If you are a Hulu subscriber you can opt out in your account settings on the Hulu website. After logging into your account, go to “Privacy and Settings” in account settings and click on “US Privacy Rights” and follow the instructions. You may also choose to opt out of targeted advertising directly with many ad networks and partners, data exchanges, and marketing analytics and other digital advertising and marketing service providers. You may also be able to choose to control targeted advertising on other websites and platforms that you visit. In addition, you may choose to control targeted advertising you receive within applications by using the settings and controls on your devices. We adhere to the Digital Advertising Alliance’s Self-Regulatory Principles for Online Behavioral Advertising. When you view video content or ads, such as on the Disney+ and Hulu services, we may permit the use of third-party measurement software that enables third parties (such as Nielsen) to include your viewing activity in calculating measurement statistics such as TV Ratings. To learn more about your choices with respect to Nielsen measurement software, please see the information we have provided in Your Controls and Choices.

2. ONLINE TRACKING TECHNOLOGIES Examples of online tracking technologies include: Cookies. Cookies are pieces of information that a website places on the hard drive of your computer when you visit the website. Cookies may involve the transmission of information from us to you and from you directly to us, to another party on our behalf, or to another party in accordance with its privacy policy. We may use cookies to bring together information we collect about you. You can choose to have your computer warn you each time a cookie is being placed on your device, or you can choose to block all cookies. You do this through your browser settings. Each browser is a little different, so look at your browser Help menu to learn the correct way to modify your cookies. If you turn cookies off, you won’t have access to many features that make your guest experience more efficient, and some of our services will not function properly. Web beacons and marketing pixels. Web beacons and marketing pixels are small pieces of data that are embedded in images on the pages of sites. They may involve the transmission of information directly to us, to another party on our behalf, or to another party in accordance with its privacy policy. We may use web beacons or marketing pixels to bring together information we collect about you. 3. OPT OUT PREFERENCE SIGNALS AND DO NOT TRACK You or your authorized agent may choose to enable online, where available, a universal tool that automatically communicates your opt-out preferences, such as the Global Privacy Control (“GPC”). We will process the GPC signal as a request to opt out.

COMMUNICATION CHOICES Update your privacy choices, or manage the registration account for yourself or your child. MANAGE YOUR PRIVACY CHOICES Our Privacy Choices website was designed to show you the newsletter subscriptions associated with your email address, as well as those businesses within The Walt Disney Family of Companies that have permission to send you marketing emails. You can view and easily modify your email marketing preferences and subscriptions directly through the site, or unsubscribe from any sender by clicking on the “Unsubscribe” link at the bottom of any email communication you receive. Read our Privacy Choices FAQs for more information. Manage your email preferences, stop postal mail or stop all communications from The Walt Disney Company by clicking the link below: Manage Privacy Choices

The additional businesses listed below are members of The Walt Disney Family of Companies that have not yet been incorporated into our Privacy Choices website. If you are subscribed to their communications, you may manage those subscriptions by clicking on the links below: Hulu MANAGE YOUR REGISTRATION ACCOUNT You can update the contact information you gave us, reset your password, or delete your registration account using the following link: Disney, ESPN, ABC, Marvel, and Star Wars accounts MANAGE YOUR CHILD’S REGISTRATION ACCOUNT To access and update the information linked to your child’s account, click the link below: Disney and Star Wars accounts Our goal is to provide you with tools that are easy to use, and the most accurate representation of your email subscriptions and marketing permission records possible. If you notice a problem or need assistance, please Contact Us. We welcome and appreciate your feedback.

FREQUENTLY ASKED QUESTIONS Learn about managing your email preferences with The Walt Disney Family of Companies. COLLAPSE ALL ACCORDION TOGGLEQ: HOW DO I UPDATE MY EMAIL SUBSCRIPTIONS? We’ve made it easy for you to manage your Walt Disney Company email subscriptions on our Privacy Choices website. To access your email preferences, go to https://privacychoices.thewaltdisneycompany.com and follow the instructions to sign in. You can also unsubscribe from any sender by clicking on the Unsubscribe link at the bottom of any commercial email communication you receive. Note that transactional emails such as receipts, account notifications, and requests for parental approval are not based on a subscription and are not subject to the controls on the Privacy Choices website. Have questions or comments? Contact us and we’ll be happy to help. ACCORDION TOGGLEQ: I’M HAVING DIFFICULTY SIGNING IN TO MANAGE MY WALT DISNEY COMPANY EMAIL SUBSCRIPTIONS. Our Privacy Choices website offers two methods for signing in to view and manage your email preferences: You can always login with the username or email and password from your account with The Walt Disney Company. If you don’t remember your password or don’t have an account, you can also enter your email address on our login screen, and we will send you an email to access your email preferences without a password. Can’t find the email after requesting it? Be sure to check your spam or junk folder in case the email was filed there. If neither method is working for you, or if you have other questions, please contact us and we’ll be happy to help.

Q: I’M RECEIVING EMAIL FROM A WALT DISNEY COMPANY SENDER THAT ISN’T LISTED ON MY EMAIL PREFERENCES DASHBOARD. While most of The Walt Disney Family of Companies’ email subscriptions have been incorporated into our Privacy Choices website, a few may still need to be managed independently. Please refer to this page for a list of those businesses and links to their preference pages. In addition, you may have subscribed to communications from The Walt Disney Family of Companies, which provides updates and exclusive offers from senders across The Walt Disney Company. You can unsubscribe from individual senders that you no longer wish to hear from by clicking the “unsubscribe” link at the bottom of each communication, or unsubscribe from The Walt Disney Family of Companies by visiting our Privacy Choices website. Note that transactional emails such as receipts, account notifications, and requests for parental approval are not based on a subscription and are not subject to controls in the Privacy Choices website. Still have questions or need assistance? Contact us and we’ll be happy to help. Q: WHAT IS THE DIFFERENCE BETWEEN A SUBSCRIPTION TO MARKETING COMMUNICATIONS FROM THE WALT DISNEY FAMILY OF COMPANIES VS. AN INDIVIDUAL MEMBER OF THE WALT DISNEY FAMILY OF COMPANIES? A subscription to marketing communications from The Walt Disney Family of Companies provides you with regular updates and exclusive offers that we think may interest you from or about a variety of members of The Walt Disney Family of Companies. It will always be clear which member of The Walt Disney Family of Companies sent you an email marketing communication and you can always choose to unsubscribe from an individual member or from The Walt Disney Family of Companies. In addition, many businesses at The Walt Disney Company offer you the option to sign up for more focused email marketing communications, sent directly by individual members of The Walt Disney Family of Companies. If you unsubscribe from an individual member of The Walt Disney Family of Companies, you will not receive marketing emails from them even if you are still subscribed to The Walt Disney Family of Companies. If you unsubscribe from The Walt Disney Family of Companies, but remain subscribed to an individual business, you will continue to receive marketing emails from that business. To unsubscribe, you have many options. To manage communications from individual businesses: Click the “unsubscribe” link at the bottom of any marketing email communication you receive Visit our Privacy Choices website and “unsubscribe” using the checkboxes to the left of the name of the business from which you want to unsubscribe.

To manage communications from The Walt Disney Family of Companies at our Privacy Choices website: Click “unsubscribe” using the checkbox to the left of The Walt Disney Family of Companies. To stop receiving all marketing emails from us, simply click “Unsubscribe from All.” Our Privacy Policy explains which subsidiary or affiliated entity of The Walt Disney Company is responsible for the personal information collected and used within the scope of that policy. Still have questions or need assistance? Contact us and we’ll be happy to help. ACCORDION TOGGLEQ: I’M STILL RECEIVING EMAIL AFTER UNSUBSCRIBING. Unsubscribe requests may take up to 10 business days to be fully processed. Note that you may have subscribed to communications from The Walt Disney Family of Companies, which provides updates and exclusive offers from senders across The Walt Disney Company. You may unsubscribe from individual senders that you no longer wish to hear from by clicking the “unsubscribe” link at the bottom of each communication, or unsubscribe from The Walt Disney Family of Companies by visiting our Privacy Choices website. Note that transactional emails such as receipts, account notifications, and requests for parental approval are not based on a subscription and are not subject to the controls on the Privacy Choices website. If you are still receiving commercial emails from a sender that you unsubscribed from more than 10 business days ago, please contact us and we’ll be happy to help. ACCORDION TOGGLEQ: I’M RECEIVING EMAIL FROM A SENDER THAT I DON’T REMEMBER SUBSCRIBING TO. You may have subscribed to communications from The Walt Disney Family of Companies, which provides updates and exclusive offers from senders across The Walt Disney Company. You can unsubscribe from individual senders that you no longer wish to hear from by clicking the “unsubscribe” link at the bottom of each communication, or unsubscribe from The Walt Disney Family of Companies by visiting our Privacy Choices website. Note that transactional emails such as receipts, account notifications, and requests for parental approval are not based on a subscription and are not subject to the controls on the Privacy Choices website. Still have questions or need assistance? Contact us and we’ll be happy to help.

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PRIVACY AT THE WALT DISNEY WORLD RESORT, THE DISNEYLAND RESORT, AND AULANI, A DISNEY RESORT & SPA, AND ON DISNEY CRUISE LINE VACATIONS

- Frequently Asked Questions
- MagicBand, MagicBand+, and DisneyBand+ Products
- Bluetooth
- ‘Hey Disney!’ at the Walt Disney World Resort and the Disneyland Resort

PRIVACY AT THE WALT DISNEY WORLD RESORT, THE DISNEYLAND RESORT, AND AULANI, A DISNEY RESORT & SPA, AND ON DISNEY CRUISE LINE VACATIONS FREQUENTLY ASKED QUESTIONS We may collect information from you in a variety of ways and using different products and technologies during your visit to the Walt Disney World Resort, the Disneyland Resort, and Aulani, a Disney Resort & Spa, and on Disney Cruise Line vacations (collectively, the “Parks and Experiences”). We value our Guests and are dedicated to treating your personal information with care and respect. This page provides answers to frequently asked questions about Guest privacy at the Parks and Experiences. Unless otherwise stated at the time of collection, the personal information we collect from our Guests at the Parks and Experiences is handled in accordance with our privacy policy and any applicable supplemental privacy notices. Please be aware that third-party suppliers or operating participants may independently collect personal information from you in connection with your visit, subject to their own privacy policies and notices, and any additional notices we may provide.

WHY DO THE PARKS AND EXPERIENCES COLLECT PERSONAL INFORMATION DURING MY VISIT? We may use various technologies during your visit to the Parks and Experiences to collect information for the following purposes: To provide you with the experiences, products, and services you request, view, engage with, or purchase; To determine your location and enable interactive features; To personalize your experiences, content, advertisements, offers, or recommendations; To capture and deliver Disney PhotoPass photos and videos; To allow you to connect with other Guests if you elect to do so; To communicate with you about your account or transactions and send you information or request feedback from you; To operate, analyze, optimize, develop, or improve our products, services, experiences, and operations; and For other purposes as further explained in our privacy policy. WHAT TECHNOLOGIES DO THE PARKS AND EXPERIENCES USE TO COLLECT PERSONAL INFORMATION DURING MY VISIT? We may collect information from you in a variety of ways and using different products and technologies during your visit. For example, the Parks and Experiences may offer ways to simplify Guest entry to various parks, hotel rooms, staterooms, and experiences, redeem Guest entitlements, make purchases at select locations, deliver Disney PhotoPass photos and videos, enable interactive features, and personalize experiences, content, and recommendations. Guests may choose to participate using one or more available technologies that deliver these benefits, such as through the purchase and use of MagicBand, MagicBand+, or DisneyBand+ products, or through the use of our mobile apps (including by creating a MagicMobile Pass). Availability and specific features may vary depending on the experiences with which you choose to engage or the products or services you purchase, as well as the specific Resort, park, hotel, experience, ship, or destination that you visit. Learn more about how RF Cards and MagicBand, MagicBand+, and DisneyBand+ products work Learn more about Bluetooth at the Parks and Experiences

CAN YOU TRACK MY LOCATION DURING MY VISIT? Certain technologies may allow us to determine the location of Guests who choose to use or wear such products. For example, we may be able to ascertain the location of Guests who choose to use or wear MagicBand, MagicBand+, or DisneyBand+ products while visiting the Parks and Experiences, or of Guests who choose to enable Location Services or Bluetooth in our apps. Learn more about how RF Cards and MagicBand, MagicBand+, and DisneyBand+ products work Learn more about Bluetooth at the Parks and Experiences IS PERSONAL INFORMATION FROM MY VISIT SHARED? Members of The Walt Disney Family of Companies may use personal information collected during your visit for the purposes described above and in our privacy policy. We may share personal information with third parties outside The Walt Disney Family of Companies in the circumstances described in our privacy policy, including to companies performing services or fulfilling product orders on our behalf and when you direct us to share your information with a third party. WHAT CONTROLS OR CHOICES DO I HAVE WITH RESPECT TO PERSONAL INFORMATION COLLECTED FROM ME DURING MY VISIT? In many cases, Guests can choose how they engage with us during their visit, but certain products, product features, experiences, or services may not be available unless Guests choose to use or enable certain products or technologies. For example, Guests who choose not to purchase and use MagicBand, MagicBand+, or DisneyBand+ products or use our mobile apps when they visit the Parks and Experiences may not have access to certain experiences or services, such as automated delivery of photos to the Guest’s Disney account and certain interactive or personalized experiences. Our privacy policy further describes the controls and choices you may have with respect to our collection, use, and sharing of your personal information.

HOW DO YOU KEEP PERSONAL INFORMATION SECURE? The security, integrity and confidentiality of your personal information are extremely important to us. We have implemented technical, administrative, and physical security measures that are designed to protect Guest information from unauthorized access, disclosure, use, and modification. From time to time, we review our security procedures to consider new technology and methods, as appropriate. Please be aware that, despite our best efforts, no security measures are perfect or impenetrable. INFORMATION ABOUT SPECIFIC PRODUCTS AND TECHNOLOGIES RF CARDS AND MAGICBAND, MAGICBAND+, AND DISNEYBAND+ PRODUCTS MagicBand, MagicBand+, and DisneyBand+ products, Key to the World Cards, Admission Cards, and Disney PhotoPass Cards are radio frequency (RF) technology-enabled devices. Click here to learn more about how RF Cards and MagicBand, MagicBand+, and DisneyBand+ products work. IN-ROOM CONNECTED DEVICES From time to time, we may make certain connected devices available for your use in your Disney Resort room or hotel room. More information about such devices may be provided by your Disney Resort or hotel. TICKET TAG SERVICE AT THE WALT DISNEY WORLD RESORT We offer the convenience of Ticket Tag at the entrance of many of our theme parks and water parks. Ticket Tag helps to facilitate ease of re-entry into our Parks and helps prevent fraud. In order to use Ticket Tag, you simply place your finger on a reader. The system, which utilizes the technology of biometrics, takes an image of your finger, converts the image into a unique numerical value, and immediately discards the image. The numerical value is recalled when you use Ticket Tag with the same ticket to re-enter or visit another Park. Ticket Tag does not store fingerprints. If you do not want to use Ticket Tag, you can simply carry and show a photo ID that matches the name identified with your ticket. Contact Guest Relations for assistance with this process. WHERE CAN I GET MORE INFORMATION? You can learn more about our privacy and data collection policies by visiting our privacy policy. As of July 21, 2022, this page replaces the “My Disney Experience – Frequently Asked Questions” that had been located on https://disneyworld.disney.go.com/faq/my-disney-experience/my-magic-plus-privacy/ and equivalent pages in other languages.

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PRIVACY AT THE WALT DISNEY WORLD RESORT, THE DISNEYLAND RESORT, AND AULANI, A DISNEY RESORT & SPA, AND ON DISNEY CRUISE LINE VACATIONS

FREQUENTLY ASKED QUESTIONS ABOUT MAGICBAND, MAGICBAND+, AND DISNEYBAND+ PRODUCTS

This page provides answers to frequently asked questions about MagicBand, MagicBand+, and DisneyBand+ products, Key to the World Cards, Admission Cards, and Disney PhotoPass Cards at the Walt Disney World Resort, the Disneyland Resort, and Aulani, a Disney Resort & Spa, and on Disney Cruise Line vacations (collectively, the "Parks and Experiences"). For answers to frequently asked questions about Guest privacy at the Parks and Experiences, please visit https://privacy.thewaltdisneycompany.com/en/resortfaqs/. Availability and specific features may vary depending on the experiences with which you choose to engage or the products or services you purchase, as well as the specific Resort, park, hotel, experience, ship, or destination that you visit.

HOW DO THE RF DEVICES WORK?

MagicBand, MagicBand+, and DisneyBand+ products; Key to the World Cards; Admission Cards; and Disney PhotoPass Cards are radio frequency (RF) technology-enabled devices (collectively, "RF Devices"). Use of the RF Devices allows us to authenticate you and the benefits associated with you if you choose to claim one or more RF Devices using your Disney Account. As further described below, we may be able to determine the location of Guests using or wearing RF Devices at the Parks and Experiences.

Key to the World Cards, Admission Cards, and Disney PhotoPass Cards (together, “RF Cards”) contain a passive HF radio frequency chip. MagicBand, MagicBand+, and DisneyBand+ products contain an HF radio frequency device as well as a transmitter that sends and receives RF signals through a small antenna inside the MagicBand, MagicBand+, and DisneyBand+ products. MagicBand+ and DisneyBand+ products also contain a Bluetooth chip that can permit communication with other Bluetooth-enabled devices (if you choose to pair your MagicBand+ and DisneyBand+ products with such devices), as well as with sensors at our Parks and Experiences. Certain benefits, such as park entry and Lightning Lane redemption, can be unlocked by “tapping” your RF Device to short-range touch points located within our Parks and Experiences. MagicBand, MagicBand+, and DisneyBand+ products can be detected by long-range sensors placed in select locations in our Parks and Experiences. Additionally, MagicBand+ and DisneyBand+ products may communicate with sensors located in our Parks and Experiences to trigger certain effects or experiences in the Parks and Experiences, on your MagicBand+ or DisneyBand+ product, or in our mobile apps. IS MY INFORMATION STORED ON THE RF DEVICES? The RF Devices themselves do not store your personally identifying information. Rather, the RF Devices contain a randomly assigned code that securely links to an encrypted database. This allows us to associate your RF Device with the benefits you have purchased and to collect information regarding your interactions with the various RF Device sensors located at the Parks and Experiences. CAN DISNEY TRACK MY LOCATION USING THE RF DEVICES? The RF Devices are not GPS-based and do not enable collection of continuous location signals. However, we may be able to determine your location through the RF Devices while you are at our Parks and Experiences. For example, MagicBand, MagicBand+, and DisneyBand+ products can be detected by long-range sensors placed in select locations in our Parks and Experiences. HOW DO YOU USE INFORMATION COLLECTED THROUGH THE RF DEVICES? For information on how our Parks and Experiences use personal information that is collected during your visit, please visit https://privacy.thewaltdisneycompany.com/en/resortfaqs/.

IS INFORMATION COLLECTED THROUGH THE RF DEVICES SHARED? For information on the sharing of personal information with other members of The Walt Disney Family of Companies or with third parties, please visit https://privacy.thewaltdisneycompany.com/en/resortfaqs/. WHAT CONTROLS OR CHOICES DO I HAVE WITH RESPECT TO PERSONAL INFORMATION COLLECTED FROM ME THROUGH THE RF DEVICES? For more information on your controls and choices, please visit https://privacy.thewaltdisneycompany.com/en/resortfaqs/. CAN I USE MY RF DEVICE AFTER MY VACATION? Guests can keep their MagicBand, MagicBand+, and DisneyBand+ products after their vacation and may be able to use them on a return visit, or on visits to other Parks and Experiences. In addition, from time to time, members of The Walt Disney Family of Companies may introduce products, services, or experiences that can recognize the RF Devices and deliver experiences or value in or outside the Parks and Experiences if you choose to use your RF Device for those purposes. Information will be collected in connection with such use only if you choose to avail yourself of such products, services, or experiences. CAN I PAIR MY MAGICBAND, MAGICBAND+, OR DISNEYBAND+ PRODUCT TO OTHER DEVICES? From time to time, members of The Walt Disney Family of Companies may introduce products, services, or experiences, or collaborate with third party companies to introduce products, services, or experiences, that Guests can choose to pair to their MagicBand, MagicBand+, or DisneyBand+ products to enable additional experiences or value in and/or outside the Parks and Experiences. MagicBand+ and DisneyBand+ products may be paired with your mobile device using the My Disney Experience, Disneyland, or Disney Cruise Line Navigator apps.

PRIVACY AT THE WALT DISNEY WORLD RESORT, THE DISNEYLAND RESORT, AND AULANI, A DISNEY RESORT & SPA, AND ON DISNEY CRUISE LINE VACATIONS  FREQUENTLY ASKED QUESTIONS ABOUT BLUETOOTH® TECHNOLOGY This page provides answers to frequently asked questions about Bluetooth® Low Energy (BLE) and how it is used at the Walt Disney World Resort, the Disneyland Resort, Aulani, a Disney Resort & Spa, and on Disney Cruise Line vacations (collectively, the “Parks and Experiences”). For answers to frequently asked questions about Guest privacy at our Parks and Experiences, please visit https://privacy.thewaltdisneycompany.com/en/resortfaqs/. WHAT IS BLUETOOTH® LOW ENERGY (BLE) AND HOW IS IT USED AT THE PARKS AND EXPERIENCES? Bluetooth technology is a communication standard designed for short-range data exchange between devices. You may be familiar with it as it is commonly a feature in mobile phones, smart watches and even cars. BLE is a form of Bluetooth communication that requires only low power consumption, which is ideal for some kinds of device-to-device communication that only require small amounts of information to be sent or received.

Select locations throughout the Parks and Experiences include BLE beacons, which are small radio transmitters. These BLE beacons may communicate with certain other Bluetooth-enabled devices, such as mobile phones or “smart” devices that have Bluetooth capability. The exchange of information is designed to allow you to enable certain interactive or personalized experiences and to improve the Guest experience. Guests can visit the Parks and Experiences without using BLE; however, certain features of our experiences are dependent upon BLE, including some personalized offerings. The BLE beacons are not GPS-based and do not enable collection of continuous location signals. However, we may be able to ascertain the location of Guests who choose to use certain BLE-enabled devices or products at the Parks and Experiences. WHAT INFORMATION DO THE PARKS AND EXPERIENCES COLLECT THROUGH BLE AND HOW IS THIS INFORMATION USED? BLE beacons at certain locations within the Parks and Experiences communicate with our apps on your Bluetooth-enabled mobile device and certain other BLE-enabled devices or products, such as MagicBand+ and DisneyBand+ products and Astromech Droid Units (collectively “your BLE-enabled devices”) to trigger certain effects or experiences on or from your BLE-enabled devices. In addition, your BLE-enabled devices may also broadcast data that, when received by our BLE beacons, may allow us to provide other interactive or personalized experiences. Our BLE beacons may also receive data broadcast by your BLE-enabled devices to determine your location and enable certain personalized experiences. The security, integrity and confidentiality of your information are extremely important to us. We have implemented technical, administrative and physical security measures that are designed to protect Guest information from unauthorized access, disclosure, use and modification. From time to time, we review our security procedures to consider new technology and methods, as appropriate. Please be aware that, despite our best efforts, no security measures are perfect or impenetrable.

PRIVACY AT THE WALT DISNEY WORLD RESORT, THE DISNEYLAND RESORT, AND AULANI, A DISNEY RESORT & SPA, AND ON DISNEY CRUISE LINE VACATIONS FREQUENTLY ASKED QUESTIONS ABOUT “HEY DISNEY!” This page provides answers to frequently asked questions about the “Hey Disney!” experience coming to select rooms at the Walt Disney World Resort and the Disneyland Resort. For answers to frequently asked questions about Guest privacy at the Resorts, please visit https://privacy.thewaltdisneycompany.com/en/resortfaqs/. WHAT IS “HEY DISNEY!”? “Hey Disney!” is an all-new voice assistant experience joining Alexa on Echo devices in select rooms at the Walt Disney World Resort and the Disneyland Resort. “Hey Disney!” lets you talk to the Disney Magical Companion to order select room items, ask questions, have fun with favorite characters, and more. DO I HAVE TO HAVE “HEY DISNEY!” IN MY ROOM? While using the in-room Echo device and “Hey Disney!” is complimentary, it’s also completely optional. Remember: You can keep the device muted during your stay. You can mute and unmute it at any time using the mute button. If you have any other questions or concerns, call the Front Desk.

HOW DO I GET STARTED? When you arrive, please review the important information about the “Hey Disney!” experience that will be displayed on your Echo device. The button on top of your device should be red, meaning the device is muted. If you want to use the Echo device, press the button to unmute it. Once unmuted, the digital voice assistant will listen for the wake words “Hey Disney” or “Alexa”. To get started with “Hey Disney!”, say or tap “Hey Disney, start the magic!” Then, throughout your stay, begin requests with “Hey Disney” when you want the Disney Magical Companion to answer park questions, get you extra towels, entertain you with Disney fun, or help with other vacation topics. HOW DOES “HEY DISNEY!” WORK? If the Echo device detects that someone has said “Hey Disney” or “Alexa” – or used the interactive touch screen – your requests will be sent to Amazon for processing in the cloud. If the Disney Magical Companion can help, Amazon will send your requests (but not the voice recordings) to Disney. WHEN IS THE DEVICE LISTENING? When the device detects that someone has said “Hey Disney” or “Alexa” (the “wake words”), it will listen to your request and send it to Amazon for processing in the cloud. Use of certain features through the device’s touch screen will also wake the device and cause it to listen for your request. You’ll know the device is listening to your request when the blue bar lights up. You can turn the microphone on and off by pushing the mute button on the top of the device. The button will turn red when the device is muted. WHAT TERMS AND POLICIES APPLY TO THE “HEY DISNEY!” EXPERIENCE? Your interactions with the Echo device, such as when you say “Hey Disney” or “Alexa”, are subject to the Alexa Terms of Use and Amazon.com Privacy Notice. When you make a request of “Hey Disney!”, the information Amazon sends to Disney is subject to Disney’s Terms of Use and Privacy Policy.

CONTACT US  Information on who to contact for privacy-related questions is below. For any non-privacy related questions, such as questions related to Disney+ billing or cancelling a Disney+ subscription, visit the Disney+ Help Center. You can also visit Disney Guest Services to get answers to commonly asked questions about other Disney services. The Walt Disney Company For questions regarding The Walt Disney Company’s Privacy Policy or privacy practices, please contact: Email: privacycontact@TWDC.com Phone: (877) 466-6669 Address: The Walt Disney Company 500 South Buena Vista Street Mail Code 7830 Burbank, CA 91521-7667 Hulu For questions specific to Hulu’s privacy practices, please contact: Email: DTC.Hulu-Privacy@disney.com Phone: (855) 738-6978 Address: Attention: Legal Department 2500 Broadway, 2nd Floor Santa Monica, CA 90404

THE WALT DISNEY COMPANY Notice of Right to Opt Out of Sale/Sharing Some states provide residents (or, in some cases, their authorized agents) with the right to opt out of “targeted advertising,” “selling,” or “sharing” of personal information. Please visit Your US State Privacy Rights, including the Your California Privacy Rights section, for more information about your rights and our privacy practices. Selling, Sharing, Targeted Advertising. We may use personal information to support “targeted advertising,” “selling,” or “sharing,” as defined by applicable privacy laws, which may result in third parties receiving your personal information. You or your legally authorized agent can move the toggle above to the left to opt out of these activities on this digital property consistent with applicable law. Please note that, because these activities are based on online cookies, your opt-out choice is specific to this property. If you access other digital properties of the Walt Disney Family of Companies, you will need to make your election for each. Also, if you clear your cookies on this browser or use another browser or device, you may need to opt out again on this property. In addition to the above toggle, you may choose to provide the information requested in this opt-out form, which may enable us to take action on your opt-out election more broadly than just on this digital property. You may also choose to enable online, where available, a universal tool that automatically communicates your opt-out preferences, such as the Global Privacy Control (“GPC”). We will process the GPC signal as a request to opt out. If you opt out, you may continue to see advertising, including ads that may be based on personal information processed before you opted out. You also may have rights to opt out from certain third parties selling and sharing your personal information. You will need to separately exercise your opt-out rights with regard to each, which you may do through this IAB opt-out list. You may also wish to use other available online tools to limit various types of interest-based advertising or tracking. To learn more, visit “Do Not Sell or Share My Personal Information” and “Targeted Advertising” Opt-Out Rights. CONFIRM MY CHOICES

Internet-based ads Your Advertising Choices How does it work? Advertisers may collect data about your online browsing activity and use it to show you targeted ads (a process known as “behavioral advertising”). You can prevent the companies listed below from showing you targeted ads by submitting opt-outs. Opting-out will only prevent targeted ads so you may continue to see generic (non-targeted ads) from these companies after you opt-out.  Multiple opt-outs  Select All  Company Company Type Opt-out 33Across Ad Platform 4Finance Service Provider Learn More  A.Mob Demand Side Platform (DSP) Learn More A3 Communications Service Provider Learn More  ABC All Access Publisher Related Learn More  Acuityads Inc. Retargeting / Optimization Acxiom Data Management Platform (DMP) Learn More  AddEvent Website Tools Learn More  Adelphic LLC Demand Side Platform (DSP)  Adform A/S Ad Network Learn More  AdGear Technologies, Inc. Ad Platform Learn More Submit Opt-outs Educate Yourself Learn more about behavioral advertising. Click here for the industry Consumer Choice Page TrustArc Resources » To opt out of more companies, please go here » Powered by About TrustArc Contact Us Privacy Policy Terms of Service © TrustArc Internet Privacy and Security for Businesses.

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, beliefs, plans, strategies, business or financial prospects or outlook, future shareholder value, priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements.
Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content; consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.
Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It

Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.disney.com/investors.

Participants

Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.